As filed with the Securities and Exchange Commission on December 30, 2016

Securities Act File No. 333-[ ]
Investment Company Act File No. 811-23224

United States Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No.	☐

VANECK COASTLAND ONLINE CONSUMER FINANCE FUND

(Exact Name of Registrant as Specified in its Charter)

666 Third Avenue, 9th Floor

New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number

Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor

New York, New York 10017
(Name and Address of Agent for Service)

Copy to:

Stuart M. Strauss, Esq.

Allison M. Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than the securities being offered in connection with the dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☐	When declared effective pursuant to section 8(c)

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered(2)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, $0.001 par value	100,000	$10.00	$1,000,000	$115.90

(1) Estimated solely for the purpose of determining the registration fee.

(2) Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated December 30, 2016

Shares

VanEck Coastland Online Consumer Finance Fund

Common Shares

$10.00 per Common Share

Investment Objective. VanEck Coastland Online Consumer Finance Fund (the “Fund”) is a newly organized, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that is operated as an interval fund. The Fund’s investment objective is to seek to provide high current income by investing in a portfolio of online-sourced loans. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined below) in online-sourced consumer loans and/or bonds and other debt securities backed by a pool of online-sourced consumer loans. The online loans that the Fund may invest in are sourced through various online lending platforms (each, a “Platform”) as determined by Van Eck Associates Corporation (“VEAC” or the “Adviser”) and Coastland Capital LLC (“Coastland” or the “Sub-Adviser”). The Fund may invest in a broad range of online-sourced consumer loans and to a lesser extent, other types of loans that the Sub-Adviser and Adviser believe are appropriate, except that the Fund will not invest in online-sourced loans that are of sub-prime quality as determined at the time of investment, and the Fund will not invest greater than 45% of its Managed Assets in the securities of, or loans originated by, any single Platform or group of related Platforms. The Fund may invest in loans through various techniques, including the purchase of borrower payment dependent notes (“Notes”), certificates linked to interests in a loan (“Certificates”) and/or whole loans directly and indirectly through investments in pooled investment vehicles or other entities that may hold Notes, Certificates or whole loans. The Fund may also purchase bonds and other debt securities backed by a pool of online-sourced loans. Initially, the Fund’s portfolio will consist substantially of whole loans. The Fund may invest across various Platforms, loan types, geographies and credit risk bands. The Fund anticipates that its loan investments will initially be sourced from Platforms based in the United States, a substantial portion of which will be through purchases of whole loans made to borrowers of consumer loans with what the Sub-Adviser believes to be attractive credit profiles (e.g., FICO scores that the Platform has determined to be equal to or greater than 640 at the time of investment by the Fund). In the future, the Fund’s loan investments may be sourced from Platforms domiciled outside the United States. The Fund will not invest in online-sourced loans that are of sub-prime quality as determined at the time of investment (as described herein).

(continued on following page)

Investment in the Fund’s common shares of beneficial interest (the “Common Shares”) involves substantial risks that arise from, among other strategies, the Fund’s investments in loans with varying degrees of credit risk and the lack of restrictions on borrower credit criteria or limitations on credit risk.

•	The Fund’s Common Shares will not be listed for trading on any securities exchange in the foreseeable future, if at all, although the Fund reserves the right to list its Common Shares on a securities exchange in the future. Accordingly, it is not anticipated that a secondary market for the Common Shares will develop unless the Common Shares are listed on a securities exchange and an investment in the Fund’s Common Shares should be considered illiquid. If the Fund’s Common Shares are listed on a securities exchange in the future, there is no assurance that a secondary market for the Common Shares will develop. Thus, an investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term or who may need the money they invest in a
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specified timeframe. Because Common Shares will not be listed on a securities exchange, you may be unable to sell your Common Shares and, as a result, you may be unable to reduce your exposure on any market downturn.

•	The Fund is dependent on the Platforms to collect, verify and provide information to the Fund about each loan and prospective borrower. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status to the Platforms. As a general matter, the Platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the Platforms, including their intentions for the use of the loan proceeds.

•	The Fund’s portfolio is expected to be substantially illiquid and subject to increased credit and default risk. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

•	There is currently no active secondary trading market for Platform Loans (as defined below) in which the Fund will invest. Furthermore, the loans in which the Fund will invest are illiquid, and no market for the loans may develop in the future. Therefore, the Fund may be unable to dispose of Platform Loans when it desires to do so, or at the most favorable time or price. The Fund is dependent on the Platforms to sell the Fund loans that meet the Fund’s criteria.

•	An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Common Shares should be purchased only by investors who can afford the loss of the entire amount of their investment.

•	Because of the risks associated with investing in loans that are unsecured and unrated, illiquid investments, derivative instruments, and the use of leverage, an investment in the Fund is considered highly speculative and involves a high degree of risk, including the risk of loss of investment.

•	The Fund may be limited in its ability to recover any outstanding principal and interest under the loans because substantially all of the loans may be unsecured or undercollateralized, the loans will not be guaranteed or insured by any third-party or backed by any governmental authority, legal enforcement of the loans will be impracticable due to the relatively small size of the loans and the Fund will not have the ability to directly enforce creditors’ rights under the loans.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

•	The Fund may decline to accept any subscription requests for any reason regardless of the order in which such subscription request was submitted to the Fund.

Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page [ ] and in “Risks” beginning on page [ ].

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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	Price to Public(2)	Sales Load(3)	Proceeds to the Fund (Before Expenses)(4)
Per Class A Share	At current net asset value plus applicable Sales Load	Up to [ ]% of the Price to Public	At current net asset value
Per Class I Share	At current net asset value	None	At current net asset value
Total(1)	Up to $1,000,000,000	$[ ]	Up to $1,000,000,000

(footnotes on following page)

[    ] acts as distributor (the “Distributor”) for the Common Shares and serves in that capacity on a best efforts basis, subject to various conditions.

The date of this prospectus is         , 2016.

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(footnotes from previous page)

(1)	Assumes all Common Shares registered under this registration statement are sold at the initial NAV (as defined below) per Common Share of $[10.00] and at the maximum Sales Load (as defined below).

(2)	The Fund is offering (i) Class A Shares at the NAV per Common Share calculated each regular business day plus the Sales Load and (ii) Class I Shares at the NAV per Common Share calculated each regular business day. See “—The Offering.”

(3)	Class A Shares will be sold at the current NAV plus a Sales Load. The Sales Load will be imposed by and paid to the parties (e.g., brokers, investment advisers, etc., collectively “Intermediaries”) responsible for selling Class A Shares to investors. “Sales Load” will be calculated using a percentage of the offering price of up to [ ]% for the purchase of Class A Shares. Intermediaries may choose to waive all of a portion of the Sales Load. Class I Shares are not subject to a Sales Load. The Adviser and the Sub-Adviser (and not the Fund) may also pay certain qualifying Intermediaries a sales incentive fee or other additional compensation in connection with the offering. Because these fees are paid by the Adviser and the Sub-Adviser (and not the Fund), they are not reflected under Sales Load in the table above.

(4)	The Adviser and Sub-Adviser (and not the Fund) have agreed to pay an annual fee of $[ ], plus [ ]% of the then-current offering price with respect to any Common Shares sold in excess of the first $[ ] million of sales, to the Distributor in connection with the Distributor’s efforts to sell the Common Shares on a best efforts basis. See “Plan of Distribution.”

(continued from previous page)

The Fund intends to invest substantially all of its Managed Assets in online-sourced consumer loans and bonds and other debt securities backed by a pool of online-sourced consumer loans; however, the Fund may invest up to 20% of its Managed Assets in (1) a broad range of non-consumer online-sourced loans, including, but not limited to, small business loans, student loans and real estate loans; (2) other pooled investment vehicles or other entities, which may include foreign issuers, registered investment companies, including open- and closed-end funds and exchange-traded funds (“ETFs”), and residual interests in pools of assets, subject to the limitations of the 1940 Act; (3) other income-producing securities of any maturity and credit quality, including below investment grade; (4) equity securities; and (5) cash and cash equivalents. Below investment grade securities are commonly referred to as “junk bonds” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.  In pursuing its investment objective or for hedging purposes, the Fund may also invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options.

The Adviser and the Sub-Adviser. VEAC serves as the investment adviser and Coastland serves as the sub-adviser to the Fund. As of [  ], the Adviser managed approximately $[  ] billion in assets. The Adviser has been a registered investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Sub-Adviser has been registered as an investment adviser since 2010. It serves as an investment adviser to pooled investment vehicles, institutional investors and individuals and, as of [  ], managed approximately $[  ] million in assets. The Adviser, subject to the supervision of the Fund’s Board of Trustees (the “Board”), is responsible for the overall management of the Fund. The Sub-Adviser, subject to the supervision of the Adviser and the Board, is responsible for the management of the Fund’s investment portfolio. See “Management of the Fund.”

The Offering. This Prospectus applies to the offering of the Common Shares. The Common Shares will be offered on a continuous basis at the net asset value (“NAV”) per Common Share calculated each regular business day for Class I Shares and at the NAV per Common Share plus the Sales Load for Class A Shares. The initial NAV per Common Share is $[10.00].

The Common Shares will be continuously offered through [  ] (the “Distributor”). The Common Shares may be purchased only through the Distributor or the Fund. The Distributor is not required to sell any specific number or dollar amount of the Common Shares, but will use its best efforts to sell the Common Shares.

The minimum initial investment in Common Shares is $[1,000,000], with a minimum subsequent investment of $[  ]. The Fund may vary the investment minimums from time to time or waive them for certain subscribers in whole or in part. The Fund does not impose any other eligibility requirements with respect to the purchase of Common Shares. See “Plan of Distribution.”

Repurchase Policy. The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of

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the outstanding Common Shares at NAV, subject to certain conditions described herein (the “repurchase policy”). The Fund will not otherwise be required to repurchase or redeem Common Shares at the option of a holder of the Fund’s Common Shares (a “Common Shareholder”). It is possible that a repurchase offer may be oversubscribed, in which case Common Shareholders may only have a portion of their Common Shares repurchased.

Common Shareholders will be notified in writing of each repurchase offer under the repurchase policy, how they may request that the Fund repurchase their Common Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The time between the notification to Common Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. Common Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the New York Stock Exchange typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Payment pursuant to the repurchase will be distributed to Common Shareholders or financial intermediaries for distribution to their customers no later than seven days after the Repurchase Pricing Date. The initial repurchase offer of the Fund under the repurchase policy is anticipated to be conducted approximately six months after the date of this Prospectus. Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board of Trustees. See “Risks—Repurchase Policy Risk” and “Repurchase Policy” in the Prospectus.

Non-Listed Closed-End Fund. The Fund is organized as a closed-end management investment company. Unlike shares of open-end management investment companies (commonly known as mutual funds), which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy) and, unlike traditional listed closed-end funds, the Common Shares will not be listed on any securities exchange, although the Fund reserves the right to list its Common Shares on a securities exchange in the future. Therefore, investors should not expect to be able to sell their Common Shares regardless of how the Fund performs. Although the Fund will conduct quarterly repurchase offers pursuant to its repurchase policy, investors should consider that they may not have access to all of the money they invest in the short term or within a specified timeframe. The Fund is designed for long-term investors and an investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Common Shares is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term or who may need the money they invest in a specified timeframe.

No Prior History and No Secondary Market. The Fund has no operating history and the Common Shares have no history of public trading. You should not expect to be able to sell your Common Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs. The Common Shares will not be listed on a securities exchange, and the Fund does not expect a secondary market in the Common Shares to develop unless the Common Shares are listed on a securities exchange, if at all. If the Fund’s Common Shares are listed on a securities exchange in the future, there is no assurance that a secondary market for the Common Shares will develop. As a result of the foregoing, an investment in the Common Shares may not be suitable for investors that require liquidity, other than liquidity provided through the Fund’s repurchase policy. An investor may not be able to sell or otherwise liquidate his, her or its Common Shares whenever such investor would prefer. If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per share. The Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Common Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. Although the Fund makes quarterly offers to repurchase its Common Shares pursuant to the repurchase policy, there can be no assurance that the Fund will repurchase all Common Shares that are tendered by a Common Shareholder in connection with any repurchase offer. See “Prospectus Summary—Investor Suitability” and “Risks—Liquidity of Common Shares Risk” in the Prospectus.

Leverage. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase

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agreements, dollar rolls or similar transactions. Following the completion of the Fund’s initial public offering of Common Shares, and subject to prevailing market conditions, the Fund initially expects to enter into a credit facility to add financial leverage to its portfolio representing up to [  ]% of the Fund’s Managed Assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity). In the future, the Fund may also use forms of leverage other than those described above. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. See “Leverage” and “Risks—Leverage Risk.” “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Multi-Class Structure. The Fund intends to offer to the public two classes of Common Shares: Class A Shares and Class I Shares (collectively referred to as the “Common Shares”). The Fund is offering to sell any combination of Common Shares, with an aggregate number of Common Shares up to the maximum offering of Common Shares. The classes of Common Shares differ only with respect to the Sales Load investors must pay. An investor will pay (i) a Sales Load for the purchase of the Fund’s Class A Shares and (ii) no Sales Load for the purchase of the Fund’s Class I Shares. However, regardless of class, each Common Share will (i) have identical rights with respect to voting and distributions, (ii) bear its own pro rata portion of the Fund’s expenses, and (iii) have the same NAV per Common Share.

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated    , 2016, has been filed with the SEC. The Statement of Additional Information, annual and semi-annual reports to shareholders, when available, and other information about the Fund can be obtained without charge by calling 1.800.826.2333, by writing to the Fund at the address below or from the Fund’s website (http://www.vaneck.com). The information contained in, or accessed through, the Fund’s website is not part of this prospectus. A table of contents to the Statement of Additional Information is located at page 106 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is 666 Third Avenue, 9th Floor, New York, New York 10017 and its telephone number is 1.800.826.2333.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve or any governmental agency.

Until [  ], 2017 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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You should rely on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus. Subsequent to the date of this prospectus, the Fund will update this prospectus during the period that this prospectus is required to be delivered, if the Fund determines any material information contained in this prospectus becomes materially inaccurate. The Fund’s business, financial condition and prospects may have changed since then.

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Prospectus Summary

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Common Shares (defined herein). You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth in this prospectus under the heading “Risks.”

The Fund

VanEck Coastland Online Consumer Finance Fund (the “Fund”) is a newly organized, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that is operated as an interval fund. The Fund’s investment objective is to seek to provide high current income by investing in a portfolio of online-sourced loans. There can be no assurance that the Fund will achieve its investment objective.

The Offering

This Prospectus applies to the offering of the Fund’s common shares of beneficial interest (the “Common Shares”). The Common Shares will be offered on a continuous basis at the net asset value (“NAV”) per Common Share calculated each regular business day for Class I Shares and at the NAV per Common Share plus the Sales Load for Class A Shares. The “Sales Load” will be calculated using a percentage of the offering price of up to [ ]% for the purchase of Class A Shares. The initial NAV per Common Share is $[10.00]. The classes of Common Shares differ only with respect to the Sales Load investors must pay. An investor will only pay a Sales Load for the purchase of the Fund’s Class A Shares. However, regardless of class, each Common Share will (i) have identical rights with respect to voting and distributions, (ii) bear its own pro rata portion of the Fund’s expenses, and (iii) have the same NAV per Common Share.

The Common Shares will be continuously offered through [     ] (the “Distributor”). The Common Shares may be purchased only through the Distributor or the Fund. The Distributor is not required to sell any specific number or dollar amount of the Common Shares, but will use its best efforts to sell the Common Shares. This is not a “firm commitment” offering in which an underwriter has committed to sell a pre-determined number of Common Shares to investors. Van Eck Associates Corporation (“VEAC” or the “Adviser”) and Coastland Capital LLC (“Coastland” or the “Sub-Adviser”) (and not the Fund) have agreed to pay an annual fee of $[     ], plus [     ]% of the then-current offering price with respect to any Common Shares sold in excess of the first $[   ] million of sales, to the Distributor in connection with the Distributor’s efforts to sell the Common Shares on a best efforts basis.

Investors will be charged a Sales Load if they purchase Class A Shares. The Sales Load will be imposed by and paid to the party responsible for selling the Class A Shares to an investor. The Sales Load may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to affiliates.

The minimum initial investment in Common Shares is $[1,000,000], with a minimum subsequent investment of $[ ]. The Fund may vary the investment minimums from time to time or waive them for certain subscribers in whole or in part. The Fund does not impose any other eligibility requirements with respect to the purchase of Common Shares.

All investments in the Fund are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Common Shares. The Fund and the Distributor will have the sole right to accept orders to purchase Common Shares and reserve the right to reject any order in whole or in part. Holders of the Fund’s Common Shares (“Common Shareholders”) who invest in the Fund through an investment adviser should contact the investment adviser regarding purchase procedures.

A purchase of Common Shares will be made at the NAV per Common Share next determined following receipt of a purchase order in good order by the Fund. A purchase order is in “good order” when the Fund, the Distributor, an authorized intermediary or, if applicable, its respective agent or representative, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Fund. Once the Fund accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Common Shareholders to do so.

The Common Shares will not be listed on a securities exchange in the foreseeable future, if at all, although the Fund reserves the right to list its Common Shares on a securities exchange in the future. It is not anticipated that a secondary market for the Common Shares will develop unless the Common Shares are listed on a securities exchange. If the Fund’s Common Shares are listed on a securities exchange in the future, there is no assurance that a secondary market for the Common Shares will develop. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Shares. See “Plan of Distribution.”

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek to provide high current income by investing in a portfolio of online-sourced loans. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined below) in online-sourced consumer loans and/or bonds and other debt securities backed by a pool of online-sourced consumer loans. The online loans that the Fund may invest in are sourced through various online lending platforms (each, a “Platform”) as determined by VEAC and Coastland. The Fund may invest in a broad range of online-sourced consumer loans and to a lesser extent, other types of loans that the Sub-Adviser and Adviser believe are appropriate, except that the Fund will not invest in online-sourced loans that are of sub-prime quality as determined at the time of investment, and the Fund will not invest greater than 45% of its Managed Assets in the securities of, or loans originated by, any single Platform or group of related Platforms. The Fund may invest in loans through various techniques, including the purchase of borrower payment dependent notes (“Notes”), certificates linked to interests in a loan (“Certificates”) and/or whole loans directly and indirectly through investments in pooled investment vehicles or other entities that may hold Notes, Certificates or whole loans. The Fund may also purchase bonds and other debt securities backed by a pool of online-sourced loans. Initially, the Fund’s portfolio will consist substantially of whole loans. The Fund may invest across various Platforms, loan types, geographies and credit risk bands. The Fund anticipates that its loan investments will initially be sourced from Platforms based in the United States, a substantial portion of which will be through purchases of whole loans made to borrowers of consumer loans with what the Sub-Adviser believes to be attractive credit profiles (e.g., FICO scores that the Platform has determined to be equal to or greater than 640 at the time of investment by the Fund). In the future, the Fund’s loan investments may be sourced from Platforms domiciled outside the United States.

The Fund intends to invest in loans from Platforms in a variety of ways, including through direct negotiations with Platforms or in online auctions through an application programming interface (“API”). Generally, a Platform takes one of the following actions with respect to each loan: (1) with respect to whole loans, it sells all rights, title and interest in the loan pursuant to a loan purchase agreement (“Loan Purchase Agreement”) to a single acquirer, such as the Fund, who becomes an investor in such loan, (2) with respect to fractional loans, it may hold the loan on its books and sell Notes to each investor, such as the Fund, that makes a successful bid in relation to a borrower’s loan request, with the cash flows on the Notes tracking the cash flows on the underlying borrower loan or (3) it may issue Certificates.

The sale pursuant to (1) above is the mechanism for the sale of “whole loans” to the acquirer.

The sale of Notes (described in (2) above) is the mechanism pursuant to which the Platform sells “fractional loans” to an investor (namely, where the investor holds, through the Notes, only a percentage of a particular loan). The Notes are generally registered as securities with the U.S. Securities and Exchange Commission (“SEC”). To the extent that Notes are securities registered with the SEC, they may be sold by a holder via a secondary market.

However, a secondary market for such Notes has not developed and there can be no assurance that such secondary market will develop in the future. In addition, some Notes may be sold through private placements.

The sale of Certificates (described in (3) above) through certain Platforms is specific to lender member interest in certain corresponding SEC-registered investment advisers that act as the general partner for certain separately managed accounts offered by such Platforms. The Certificates are either (1) issued by a Platform or (2) limited partnership interests in investment funds where the Platform acts as a general partner.

These Certificates, although linked to the acquisition of fractional interests in consumer loans similar to the Notes, are not registered with the SEC and accordingly may not be sold in the same way as Notes. Reduced liquidity may adversely impact the attractiveness and value of these Certificates. See “Risks – Limited Secondary Market and Liquidity of Online and Platform Loans.”

The Sub-Adviser may consider the following when buying loans for the Fund: (1) identifying the universe of available loans sourced through various online Platforms (“Platform Loans”); (2) assessing the universe of available Platform Loans to determine the optimal loans for the Fund’s portfolio by evaluating each loan based upon the Fund’s investment objective and strategy and various factors which may include, but not be limited to, the (a) quality and history of the Platform; (b) term and interest rate of the loan; (c) location of the borrower; (d) purpose of the loan; and (e) the credit and risk profile of the borrower including, without limitation, the borrower’s annual income, debt-to-income ratio, a credit score measuring consumer credit risk (“FICO score”), delinquency rate and liens; and (3) evaluating the Platform Loan’s impact on the overall composition of the Fund’s portfolio. The Fund may also invest in Platform Loans that are screened by a Platform to meet the Fund’s predetermined guidelines. Prior to purchasing a loan that has been screened by a Platform, the Fund will review the loan to ensure that it matches the Fund’s predetermined guidelines with the respective Platform. Any exceptions will be reported to the Fund for investigation. In the event that an exception is reported, the Fund will seek to either resolve the discrepancy or nullify the purchase. The Fund has established several risk parameters around its investment strategy, including the approach discussed above. The Sub-Adviser may not be able to purchase all of the loans it identifies for the Fund.

The Sub-Adviser considers a variety of factors when deciding on an investment for the Fund. Prior to purchasing a loan from a new Platform, the Sub-Adviser will perform an evaluation of the Platform from a fundamental, quantitative, and operational/regulatory perspective. It will run varying analyses on (1) the track record, including the loan performance history, of the Platform, (2) the experience and stability of the Platform, (3) the methods by which the loans were sourced and (4) operational (including reporting capabilities) or legal considerations, among others. The Sub-Adviser will also broadly assess each Platform’s underwriting process, funding and management team to ensure that each Platform is operating in compliance with the law, possesses a strong and capable management team and has a verifiable track record. The Sub-Adviser also performs ongoing monitoring of the underwriting quality at each Platform. Such monitoring generally includes (1) evaluation of individual borrowers at the underwriter level, (2) comparing individual characteristics of loans versus interest rates and (3) routine analysis of the performance of loan books. The Sub-Adviser will also receive and monitor historical and ongoing “loan tapes” for all types of loans in which the Fund invests. “Loan tapes” include loan underwriting data and actual payment experience for all loans made by the respective Platform that are comparable to the loans purchased by the Fund.

The Fund may engage the services of one or more technology providers. The Fund may use the real-time, web-enabled reporting, risk analytics and market data services of one or more technology providers in order to better manage, track and analyze the Fund’s investments. While the Fund intends to invest in loans sourced by various Platforms, there may be times where a substantial portion of its online-sourced loan investments will be sourced from one Platform. However, the Fund will not invest greater than 45% of its Managed Assets in the securities of, or loans originated by, any single Platform or group of related Platforms.

A large portion of the Fund’s investments may be unsecured and have speculative characteristics and therefore may be high risk, including the heightened risk of nonpayment of interest or repayment of principal. The Fund may also invest in other securities that are rated below investment grade or, if not rated, are considered to be below investment grade by the Sub-Adviser. Below investment grade securities are commonly referred to as “junk bonds” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. It is likely that most of the loans in which the Fund invests will not be rated. Subject to the selection process described herein, the Fund may invest in loans of any credit quality without limitation, except that the Fund will not invest in online-sourced loans that are of sub-prime quality as determined at the time of investment. Online loan instruments will potentially expose the Fund to similar credit risk as junk bonds. Generally, the loans in which the Fund intends to invest will fully amortize and will not be interest-only. However, in some sectors (e.g., real estate loans) the loans may be interest-only with the principal to be paid at the end of the term. The Fund intends to purchase loans that are current based on the information available at the time of purchase and consistent with its policy to not invest in sub-prime quality online-sourced loans as determined at the time of investment. The Fund does not impose a permissible maximum delinquency limit on the loans in which it invests. The Fund will not invest through Platforms where it cannot evaluate to its satisfaction the completeness and accuracy of the individual loan data provided by the Platforms relevant to the existence and valuation of the loans purchased and utilized in the accounting of the loans.

The Adviser and/or the Sub-Adviser will determine whether online-sourced loans are of sub-prime quality at the time of investment pursuant to guidelines approved by the Fund’s Board of Trustees (the “Board”) from time to time. In order to be eligible for purchase by the Fund, the Adviser and/or Sub-Adviser must determine that loans have a likelihood of repayment that is greater than that of “sub-prime” loans. “Sub-prime” does not have a specific legal or market definition, but is understood in the credit marketplace to signify that a loan has a material likelihood that it will not be repaid. These guidelines currently provide that the Adviser and/or Sub-Adviser will make the determination that online-sourced loans purchased by the Fund are not of sub-prime quality based on the Sub-Adviser’s due diligence of the credit underwriting policies of the originating Platform, which look to a number of borrower-specific factors to determine a borrower’s ability to repay a particular loan, including employments status, income, assets, education, and credit bureau data where available. In accordance with the guidelines, the Fund will not invest in sub-prime consumer or student loans as determined at the time of investment by the Fund. Although credit bureau data is only one factor considered in determining the credit quality of a borrower and a loan, when FICO data is available with respect to a borrower, in accordance with the guidelines, the Fund will not invest in any consumer loan or student loan made to borrowers with a FICO score below 600 at the time of investment. Because non-consumer loans may not be assigned a FICO score, the Fund will not invest in non-consumer loans the Sub-Adviser deems to be of a quality susceptible to nonpayment and/or dependent upon favorable business, financial, and economic conditions for the borrower to meet its financial commitment on the obligation. The Fund will only invest in real estate loans where, at the time of investment, (i) the loan-to-value ratio of the property is less than or equal to 80% and (ii) the borrower has not been subject to a bankruptcy proceeding in the past 24 months. The Fund will not invest in online-sourced loans to small and medium enterprises (“SMEs”) unless the underlying SME, at the time of investment, (i) has revenue over $100,000 during the past year, (ii) has been in business at least 12 months and (iii) has not been subject to a bankruptcy proceeding in the past 24 months. The Fund will only invest in bonds and other debt securities backed by a pool of online-sourced loans if such securities are rated the equivalent of B or higher by a nationally recognized statistical ratings organization (“NRSRO”) at the time of investment. The Fund may also invest in subordinated classes of online-sourced loans or other assets, including unrated equity tranches. These investments are typically considered to be illiquid and highly speculative, as they are more sensitive to defaults and realized losses in relation to underlying assets than other tranches. The Fund is not required to sell or otherwise dispose of any loan that loses its credit rating or has its credit rating reduced after the Fund has purchased it. The Fund may also invest in asset-backed securities linked to loans, currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments and other derivatives. Asset-backed securities in which the Fund may invest also include pools of auto loans, credit card receivables, student loans and home equity loans.

The Fund intends to invest substantially all of its Managed Assets in online-sourced consumer loans and bonds and other debt securities backed by a pool of online-sourced consumer loans; however, the Fund may invest up to 20% of its Managed Assets in (1) a broad range of non-consumer online-sourced loans, including, but not limited to, small business loans, student loans and real estate loans; (2) other pooled investment vehicles or other entities, which may include foreign issuers, registered investment companies, including open- and closed-end funds and exchange-traded funds (“ETFs”), and residual interests in pools of assets, subject to the limitations of the 1940 Act; (3) other income-producing securities of any maturity and credit quality, including below investment grade; (4) equity securities; and (5) cash and cash equivalents. Below investment grade securities are commonly referred to as “junk bonds” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset-backed securities, exchange-traded notes and loans other than online-sourced loans, including secured and unsecured senior loans. In pursuing its investment objective or for hedging purposes, the Fund may also invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options.

The Fund’s investment objective and its strategy of investing, under normal market conditions, at least 80% of its Managed Assets in online-sourced consumer loans and/or bonds and other debt securities backed by a pool of online-sourced consumer loans are non-fundamental, and may be changed without Common Shareholder approval.

During temporary defensive periods or in order to keep the Fund’s cash fully invested during the period when the net proceeds of the continuous offering of Common Shares are being invested, the Fund may deviate from its investment strategy of investing, under normal market conditions, at least 80% of its Managed Assets in online-sourced consumer loans and/or bonds and other debt securities backed by a pool of online-sourced consumer loans. During such periods, the Fund may invest all or a portion of its Managed Assets in certain short-term investments, including money market funds, high quality, short-term debt securities or hold cash. For a more complete discussion of the Fund’s portfolio composition, see “Investment Objective and Policies.”

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Repurchase Policy

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Common Shares at NAV, subject to certain conditions described herein (the “repurchase policy”), unless such offer is suspended or postponed in accordance with regulatory requirements. See “Repurchase Policy—Suspension or Postponement of Repurchase Offer.” Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund will not otherwise be required to repurchase or redeem Common Shares at the option of a Common Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Common Shareholders may only have a portion of their Common Shares repurchased. If the number of Common Shares tendered for repurchase in any repurchase offer exceeds the number of Common Shares that the Fund has offered to repurchase, the Fund will repurchase Common Shares on a pro-rata basis or may, subject to the approval of the Board, increase the number of Common Shares to be repurchased.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Common Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Common Shareholders) payments received in connection with the Fund’s investments. The Fund believes payments received in connection with the Fund’s investments and any cash or liquid assets held by the Fund will be sufficient to meet the Fund’s repurchase offer obligations each quarter. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase offer obligations, the Fund may sell its other investments. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain such financing for its repurchase offers. The Fund reserves the right to conduct a special or additional repurchase offer that is not made pursuant to the repurchase policy under certain circumstances. See “Risks—Repurchase Policy Risk” below.

The initial repurchase offer of the Fund under the repurchase policy is anticipated to be conducted approximately six months after the date of this Prospectus. Common Shareholders will be notified in writing of each repurchase offer under the repurchase policy. Common Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) typically as of the date a repurchase offer ends, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day. As a fundamental policy of the Fund, the repurchase policy may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. See “Repurchase Policy” below.

Online Finance

Online lending describes a process whereby borrowers (also commonly referred to as “borrower members”) and investors (also commonly referred to as “lender members”) are matched via Platforms to source credit transactions, eliminating more traditional financial institutions, such as commercial banks, from the process. Platforms typically use multi-level credit and risk rating models to assess the creditworthiness of borrower members. The business model is primarily driven by the ability to use the internet and financial technology and the Adviser and Sub-Adviser expect this model to capture market share from the more traditional lending operations of commercial banks and credit card issuers. There has been a recent rise in these Platforms’ sourcing volumes in the United States.

Online lending operates under the premise that there is an opportunity for the online model to provide personal and small business loans. The Adviser and Sub-Adviser believe that such borrowers are inadequately served by the current banking system. The ability of borrowers to obtain loans through Platforms with interest rates that are lower than those that would otherwise be available to them through traditional credit sources like commercial banks (or to obtain loans that would otherwise be unavailable to them) has contributed to the growth of Platforms. At the same time, Platforms have enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer what the Adviser and Sub-Adviser believe to be attractive risk-adjusted returns. “Risk-adjusted returns” refers to a measure of investment return per unit of risk and provides a framework to compare and evaluate investment opportunities with differing risk/return profiles. The term “risk-adjusted return” does not imply that the Platforms offer lenders low-risk loans or that an investment in the Fund should be considered a low-risk or no-risk investment.

Generally, Platforms permit individual borrowers and lenders to enter into small loans, many of which may be unsecured. Platforms often charge fees to their lender members for the services provided, including screening borrower members for their eligibility and credit criteria, managing the supply and demand of the marketplace, and facilitating payments and debt collection. Although there are currently some near-prime Platforms, consumer Platforms have historically focused on borrowers categorized as prime to super-prime by FICO-based categorization or similar standards. A prospective borrower is assessed by a Platform based on a number of factors, including the borrower’s credit score and credit history. Borrower members generally are required to submit detailed information about themselves, their employment status (in the case of consumer loans), their general finances and the purpose of their loan. Their applications are generally subject to review and credit scoring by the Platforms. Applications may be declined as a result of failing to meet Platform standards on one or more criteria such as, among other things, insufficient credit scores, debt-to-income ratios that are too high, or, in the case of SMEs, insufficient operating history. Typically, after accepting a loan application and classifying each loan into a credit grade and assigning an interest rate level or band, the Platform posts the loan request online for funding on an individual or pooled basis, depending on the Platform. Prospective lending members may then seek to invest in loans via such Platform. As a general matter, most Platform Loans are unsecured obligations of the borrowers and are not secured by any collateral, not guaranteed or insured by any third-party and not backed by any governmental authority in any way. Such loans are not rated by the NRSROs and could constitute a high-risk and speculative investment. See “Special Risk Considerations – Platform Risk” and “—Risks Relating to Compliance and Regulation of Online Lending Participants in the United States.”

It is expected that once a borrower accepts a loan offer and receives funding, an amortizing loan is activated and principal and interest are paid down on a monthly basis for the specified loan term. The Sub-Adviser expects that lender members should earn the stated interest net of any Platform servicing fees and less any defaulted repayments.

The Fund anticipates that its online loan investments will initially consist of whole loans sourced from lending Platforms based in the United States. In the future, the Fund’s loan investments may be sourced from Platforms domiciled outside the United States. A small number of online lending Platforms source a substantial portion of the online loans from borrowers located in the United States. These Platforms sourced approximately $[     ] billion in U.S. based loans in [     ]. While the Fund intends to invest in loans sourced by various Platforms, there may be times where a substantial portion of its online loan investments will be sourced from one Platform. The Sub-Adviser intends to build relationships and intends to enter into agreements with several Platforms. However, if there are no sufficient qualified loan requests through any Platform, the Fund may be unable to deploy its capital in a timely or efficient manner.

In the United States, a Platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, Platforms are generally subject to various securities, lending, licensing and consumer protection laws at the local, state and federal level.

Operators of Platforms that have entered into arrangements with funding banks may seek to avoid state usury law limitations by relying on a federal law preemption that allows banks to “export” their home state interest rates instead of being subject to state usury laws in the state where the borrower is located. Under these arrangements the funding bank, and not the operator of the Platform, is deemed to be the “true lender.” However, a recent decision by the U.S. Second Circuit Court of Appeals (“Second Circuit”) has cast uncertainty on this model. See “Special Risk Considerations – Risks Relating to Compliance and Regulation of Online Lending Participants in the United States – The loan industry in the United States is highly regulated.”

Leverage

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks and/or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Following the completion of the Fund’s initial public offering of Common Shares, and subject to prevailing market conditions, the Fund initially expects to enter into a credit facility to add financial leverage to its portfolio representing up to [ ]% of the Fund’s Managed Assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity). In addition, the Fund may engage in investment management techniques other than those noted above that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. In the future, the Fund may also use forms of leverage other than those described above.

The Fund may incur leverage to the extent permitted by the 1940 Act. As a result, the Fund will limit (i) leverage from debt securities or borrowings to 33⅓% of its Managed Assets, including the proceeds of such debt securities or borrowings, at the time such debt securities or borrowings are issued or incurred and (ii) the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities or borrowings to 50% or less of the amount of the Fund’s Managed Assets (including the proceeds of debt securities or borrowings and preferred stock) less liabilities and indebtedness not represented by the Fund’s debt securities or borrowings and preferred stock, each in accordance with the requirements of the 1940 Act. The Fund has no present intention to issue preferred stock.

The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time; however, in no event will the Fund’s overall use of leverage exceed 50% of the Fund’s Managed Assets. The amount of embedded leverage will not be in addition to such leverage restriction of 50% of Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. The use of leverage also may cause greater volatility in the level of the Fund’s distributions on the Common Shares.

The Fund pays the Adviser a management fee based on a percentage of Managed Assets. Managed Assets include the proceeds realized from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. If the Fund uses leverage, the amount of fees paid to the Adviser and Sub-Adviser for management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and Sub-Adviser have a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Sub-Adviser and the Common Shareholders as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Sub-Adviser will base its decision regarding whether and how much to leverage the Fund solely on its assessment of whether such use of leverage will advance the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Board of the Fund.

There can be no assurance that the Fund’s leverage strategy will be successful or that the Fund will be able to use leverage at all. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns, and potentially distributions, to the Common Shareholders.

For these reasons, the use of leverage for investment purposes is considered a speculative investment practice. Any such leveraging by the Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Fund issuing more than one class of senior securities, and asset coverage requirements. There is no assurance that the Fund’s leverage strategy will be successful. For a further discussion of the special risks the use of leverage creates for Common Shareholders, see “Risks—Leverage Risk.”

Adviser and Sub-Adviser

The Adviser serves as the investment adviser to the Fund pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”). As of [ ], the Adviser managed approximately $[ ] billion in assets. The Adviser has been a registered investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. Pursuant to the Management Agreement, the Adviser is responsible for, among other things, furnishing a continual investment program for the Fund in accordance with the investment objective and policies described in this prospectus, coordinating and monitoring the investment activities of the Sub-Adviser, and managing the Fund’s business affairs, each subject to the general supervision and direction of the Board of the Fund.

Pursuant to the Management Agreement, the Fund has agreed to pay the Adviser a fee for the services and facilities it provides at the annual rate of [       ]% of the [quarterly] value of the Fund’s Managed Assets. Such fee is payable [quarterly] in arrears. From time to time, the Adviser may waive all or a portion of its fees.

The initial term of the Management Agreement is two years, and it may be re-approved annually thereafter by the Board or the Fund’s Common Shareholders. The Board, the Fund’s Common Shareholders, and the Adviser may each terminate the Management Agreement upon no more than sixty (60) days’ or less than thirty (30) days’ prior written notice.

The Sub-Adviser serves as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser has been a registered investment adviser since 2010. It serves as an investment adviser to pooled investment vehicles, institutional investors and individuals and, as of [   ], managed approximately $[   ] million in assets. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board, is responsible for the management of the Fund’s investment portfolio.

Under the Sub-Advisory Agreement, for the services it provides to the Fund, the Sub-Adviser receives a portion of the fee paid to the Adviser by the Fund. The Sub-Adviser’s fee is an equal split with the Adviser of the Net Revenue of the Fund. “Net Revenue” includes the management fee entitled to be received by the Adviser less fees waived and/or reimbursed by the Adviser and less all expenses incurred by the Adviser (or its wholly owned affiliates) in connection with the creation, organizational, operation, offering and distribution of the Fund. The subadvisory fees are paid by the Adviser to the Sub-Adviser quarterly in arrears. The Fund is not responsible for paying the subadvisory fee to the Sub-Adviser.

The initial term of the Sub-Advisory Agreement is two years and it may be re-approved annually thereafter by the Board or the Fund’s Common Shareholders. The Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ prior written notice to the Fund and the Sub-Adviser; the Board and the Fund’s Common Shareholders may terminate the Sub-Advisory Agreement upon sixty (60) days’ prior written notice to the Sub-Adviser and the Adviser, and the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ prior written notice to the Fund and the Adviser. See “Management of the Fund.”

Administrator, Sub-Administrator, Custodians, Accounting Agent, Transfer Agent and Dividend Disbursing Agent

The Adviser serves as the Fund’s administrator pursuant to the Management Agreement. VEAC will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Administrative services include preparation and filing of documents required to comply with federal and state securities laws, supplying various statistical and other data as requested by the Board of the Fund on an ongoing basis, providing assistance in connection with the Trustees’ and Common Shareholders’ meetings, maintaining the Fund’s fidelity bond and other administrative services necessary to conduct the Fund’s business. [       ] serves as the Fund’s sub-administrator and is compensated for its services by VEAC.

[       ] and [       ] are the co-custodians of the Fund. [ ] also serves as the Fund’s accounting agent, transfer agent and dividend disbursing agent with respect to the Common Shares of the Fund.

Non-Listed Closed-End Fund

The Fund is organized as a closed-end management investment company. Unlike shares of open-end management investment companies (commonly known as mutual funds), which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy) and, unlike traditional listed closed-end funds, the Common Shares will not be listed on any securities exchange. The Fund does not expect a secondary market in the Common Shares to develop unless the Common Shares are listed on a securities exchange, if at all. If the Fund’s Common Shares are listed on a securities exchange in the future, there is no assurance that a secondary market for the Common Shares will develop. Therefore, investors should not expect to be able to sell their Common Shares regardless of how the Fund performs. As a result of the foregoing, an investment in the Common Shares may not be suitable for investors that require liquidity, other than liquidity provided through the Fund’s repurchase policy. An investor may not be able to sell or otherwise liquidate his, her or its Common Shares whenever such investor would prefer. If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per share. The Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Common Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. Although the Fund makes quarterly offers to repurchase its Common Shares, there can be no assurance that the Fund will repurchase all Common Shares that are tendered by a Common Shareholder in connection with any repurchase offer and Common Shareholders should consider that they may not have access to all of the money they invest in the short term or within a specified timeframe. The Fund is designed for long-term investors and an investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Common Shares is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term or who may need the money they invest in a specified timeframe. See “Non-Listed Closed-End Fund” and “Investor Suitability.” See also “Risks—Non-Listed Closed-End Fund Risk” and “Risks—Liquidity of Common Shares Risk.”

Investor Suitability

An investment in the Fund involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisors should (i) consider the suitability of an investment in the Common Shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered an illiquid investment. See “Investor Suitability.”

Distributions

The Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. However, the amount of actual distributions that the Fund may pay, if any, is uncertain. The policy may be changed or discontinued without notice. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the net proceeds from the sale of Common Shares pursuant to this Prospectus (representing a return of capital originally invested in the Fund by Common Shareholders) and Fund borrowings. Common Shareholders who periodically receive a distribution consisting of a return of capital (described in further detail below) may be under the impression that they are receiving net profits when they are not. Common Shareholders should not assume that the source of a distribution from the Fund is net profit.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the Fund’s use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV (and indirectly benefit the Adviser and the Sub-Adviser by increasing their fees) and, correspondingly, distributions from the Fund’s income will reduce the Fund’s NAV.

The Fund may make distributions in a taxable year that are in excess of the Fund’s current and accumulated “earnings and profits,” as determined for federal tax purposes. Any such excess is treated for tax purposes as a “return of capital.” Such a return of capital generally represents a return of a Common Shareholder’s investment rather than a distribution of earnings from investment activities. A return of capital would not be currently taxable to a Common Shareholder to the extent of the tax basis in their Common Shares. However, such a return of capital distribution will reduce the tax basis of Common Shares (but not below zero) and any amount in excess of the tax basis would generally be treated as capital gain. Such a reduction in tax basis would generally result in additional gain (or a lower loss), for tax purposes, when Common Shares are subsequently sold. As a result, a Common Shareholder receiving a return of capital will be more likely to have, or to have a greater amount of, a future taxable gain. Each year, information will be provided regarding the character of distributions for federal tax purposes, including amounts treated as returns of capital. See “Distributions.”

Dividend Reinvestment Plan

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. The automatic reinvestment of distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. You may elect to receive distributions in cash (and not participate in the Plan) by contacting the Fund’s dividend reinvestment plan agent, [       ] (the “Plan Agent”), [       ]. Please call [       ] between the hours of 7:00 a.m. and 4:00 p.m. Central Time if you have questions regarding the Plan. See “Dividend Reinvestment Plan.”

[Expense Reimbursement

The Adviser and Sub-Adviser have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the Other Expenses of the Fund (excluding management fees, Platform Loan fees, costs of leverage, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [       ]% of the Fund’s average daily net assets per year until at least [       ], [       ]. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation. The Adviser and Sub-Adviser are permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. See “Expense Reimbursement.”]

Determination of Net Asset Value

The Fund’s NAV per Common Share is calculated daily by dividing the value of the Fund’s net assets attributable to Common Shares by the number of outstanding Common Shares. Pursuant to the requirements of the 1940 Act, the Fund values its portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Because the Fund’s investments in Platform Loans generally do not have readily ascertainable market values, the Fund records these investments at fair value in accordance with the valuation policies and procedures (the “Valuation Procedures”) adopted by our Board. The Fund anticipates using a third party valuation agent for Fund valuation. As permitted by the SEC, the Board has delegated the responsibility of making fair value determinations to the Adviser, subject to the Board’s supervision and pursuant to the Valuation Procedures. See “Determination of Net Asset Value.”

Special Risk Considerations

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Common Shares.

Loans and Platform-Specific Risks

Loans may carry risk and be speculative

Loans are risky and speculative investments. The loans are obligations of the borrower and depend entirely for payment on receipt of payments by a borrower. If a borrower fails to make any payments, the amount of interest payments received by the Fund will be reduced. Many loans will be unsecured personal loans. However, the Fund may invest in business and real estate loans, including secured loans. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund’s Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Fund’s NAV will decrease. Uncertainty and negative trends in general economic conditions in the United States and abroad, including significant tightening of credit markets, historically have created a difficult environment for companies in the lending industry. Many factors may have a detrimental impact on the Platforms’ operating performance and the ability of borrowers to pay principal and interest on loans. These factors include general economic conditions, unemployment levels, energy costs and interest rates, as well as events such as natural disasters, acts of war, terrorism and catastrophes.

Risks related to loans include:

Prepayment Risk

Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty. In the event of a prepayment of the entire remaining unpaid principal amount of a borrower loan invested in by the Fund, the Fund will receive such prepayment but further interest will not accrue on such loan after the date of the prepayment. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on the prepaid portion, and the Fund will not receive all of the interest payments that it expected to receive.

When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in loans or other securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Fund will generally be at lower rates of return than the return on the assets that were prepaid, which may result in a decline in the Fund’s income and distributions to Common Shareholders. Prepayment reduces the yield to maturity and the average life of a loan or other security.

Interest Rate Risk

Interest rate risk is the risk that investments will decline in value because of changes in market interest rates. When interest rates rise the market value of a loan or other debt securities generally will fall, and when interest rates fall the market value of such securities generally rise. The Fund’s investment in such securities means that the of the Common Shares may decline if market interest rates rise. This risk may be particularly acute because market interest rates are currently at historically low levels and because the U.S. Federal Reserve ended its quantitative easing program and has begun to raise rates. Moreover, an increase in interest rates could negatively affect financial markets generally, increase market volatility and reduce the liquidity of securities and loans in which the Fund may invest, particularly given the current market environment. During periods of rising interest rates, the average life of certain types of loans or other securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in loans or other debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s investments in common shares or other equity securities may also be influenced by changes in interest rates.

Investments in variable rate loans or other debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable rate instruments will not generally increase in value if interest rates decline. Synthetic variable rate debt instruments include the additional risk that the derivatives transactions used to convert a fixed interest rate into a variable interest rate may not work as effectively as intended, such that the Fund is worse off than if it had invested directly in variable rate debt instruments. Inverse variable rate debt securities may also exhibit greater price volatility than a fixed-rate debt obligation with similar credit quality. To the extent the Fund holds variable rate instruments, a decrease (or, in the case of inverse variable rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Common Shares.

Default Risk

Loans have substantial vulnerability to default in payment of interest and/or repayment of principal. In addition, at times the repayment of principal or interest may be delayed. Certain of the loans in which the Fund may invest have large uncertainties or major risk exposures to adverse conditions, and should be considered to be predominantly speculative. Loan default rates may be significantly affected by economic downturns or general economic conditions beyond the Fund’s control. In particular, default rates on loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, currency values, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. The significant downturn in the global economy that occurred several years ago caused default rates on consumer loans to increase. Any future downturns may result in high or increased loan default rates.

The default history for Platform Loans may differ from that of the Fund’s investments. The annual default rate of Platforms in which the Fund may invest in recent years has been between 3% and 7%. Loan losses (which may include both defaults and charge-offs) differ across Platforms and by loan type. Since 2008 and 2009, certain Platforms in which the Fund may invest have reported cumulative loan losses of approximately 1.5% to 6.5% for higher-rated, lower risk loans and 9.1% to 17.0% for lower-rated, higher risk loans in the aggregate. However, the default history for loans sourced via Platforms is limited and actual defaults may be greater than indicated by historical data and the timing of defaults may vary significantly from historical observations. Generally, in a rising interest rate environment, default rates are likely to increase compared to their historical averages. The Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding loan. If the Platforms do not receive payments on the corresponding loan related to an investment, the investor will not be entitled to any payments under the terms of the investment. Further, investors may have to pay a Platform an additional servicing fee for any amount recovered by the Platform’s third-party collection agencies assigned to collect on the loan. The Fund may be limited in its ability to recover any outstanding principal and interest under the loans because substantially all of the loans may be unsecured or undercollateralized, the loans will not be guaranteed or insured by any third-party or backed by any governmental authority, legal enforcement of the loans will be impracticable due to the relatively small size of the loans and the Fund will not have the ability to directly enforce creditors’ rights under the loans.

Credit Risk

Credit risk is the risk that a borrower or an issuer of a debt security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund’s portfolio or if the credit standing of borrowers of loans in the Fund’s portfolio decline, the value of those obligations could decline. In addition, the underlying revenue source for a debt security, a preferred stock or a derivatives contract may be insufficient to pay interest, principal, dividends or other required payments in a timely manner. Because a significant primary source of cash available for income distributions by the Fund is the interest, principal and other payments on loans in which it invests, any default by a borrower could have a negative effect on the Fund’s ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Even if the borrower or issuer does not actually default, adverse changes in the borrower’s or issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the borrower’s or issuer’s obligations or the value of credit derivatives if the Fund has sold credit derivatives.

Competition and Risks of Locating Suitable Investments; Ramp-Up Period

The success of the Fund will be dependent upon the Sub-Adviser’s ability to identify and make suitable investments. The business in which the Fund will operate, however, is highly competitive, rapidly changing and involves a high degree of risk. The Fund will be competing with a number of other sources of capital having an investment objective similar to those of the Fund. Some of the Fund’s competitors may have higher risk tolerance or different risk assessments. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing and terms. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act and other regulations impose on it as a closed-end fund. Furthermore, there is a risk that the Fund will not be able to deploy its capital or reinvested capital in a timely or efficient manner given the increased demand for suitable loans. The rate of reinvestment of such capital would be contingent on the availability of suitable inventory at that time. The Fund may be unable to find a sufficient number of attractive loans to meet its investment objective.

The Fund depends on the Platforms’ ability to attract and identify sufficient borrower members to meet investor demand. If there are no sufficient qualified loan requests, the Fund may be unable to deploy or reinvest its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policy, all of which generally offer lower returns than the Fund’s target returns from investments in loans. Pending deployment of the net proceeds of the offering, the Fund intends to invest cash held in cash deposits, cash equivalents and fixed income instruments for cash management purposes. Interim cash management is likely to yield lower returns than the expected returns from investments.

While the Fund expects it will be able to invest substantially all of the net proceeds of the offering in loans and other securities that meet the Fund’s investment objective and policies within six months after the completion of the offering, there are no assurances that there will be sufficient suitable loans in which to invest the Fund’s proceeds within this time frame. Moreover, there can be no assurance as to how long it will take for the Fund to invest any or all of the net proceeds of the offering, if at all, and the longer the period the greater the likelihood that the Fund’s performance will be materially adversely affected.

Platform Risk

The Fund is highly dependent on the Platforms for loan data, origination, sourcing and servicing. Online lending is a relatively new lending method and the Platforms themselves have limited operating histories. The interest rates on loans are generally fixed by the Platforms on the basis of an analysis of the borrower’s credit. The analysis is done through credit decisions and scoring models that may prove to be inaccurate, be based on false, misleading or inaccurate information, be subject to programming or other errors and/or be ineffective entirely. Further, the Fund’s Sub-Adviser will not be able to perform any independent follow-up verification on borrowers. As a general matter, borrowers assessed as having a higher risk of default are assigned higher rates. The Fund’s investment in any loan is not protected by any government guarantee.

The Platforms are for-profit businesses; they generate revenue by collecting a one-time fee on funded loans from borrowers and by assessing a loan servicing fee to investors such as the Fund (either a fixed amount annually or a percentage of the loan amount). Bankruptcy of the Platform that facilitated the loan may also put the Fund’s investment at risk. An investor may become dissatisfied with the Platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such Platform’s reputation may suffer and the Platform may lose investor confidence, which could adversely affect investor participation on the Platform’s marketplace. When transacting on certain Platforms, the Fund may be required to advance cash to be held in a clearing account for a short time before the Platform Loan is transferred to the Fund in return for an irrevocable right to receive a Platform Loan from a Platform. In the event of the bankruptcy or insolvency of the Platform, the Fund may sustain losses and/or experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund will engage a backup servicer in the event that any Platform or servicing affiliate of the Platform ceases to exist or fails to perform its servicing functions.

The Platforms have a limited operating history at their current scale, and they have encountered and will continue to encounter risks, uncertainties, expenses and difficulties, including: navigating complex and evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platforms; effectively using limited personnel and technology resources; effectively maintaining and scaling their financial and risk management controls and procedures; maintaining the security of the Platform and the confidentiality of the information provided and utilized across the Platform; and attracting, integrating and retaining an appropriate number of qualified employees. If Platforms are not able to effectively address these requirements in a timely manner, the Platforms’ businesses and the results of their operations may be harmed, which may reduce the possible available investments for the Fund.

As discussed above, the Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding Platform Loan. There may be a delay between the time the Platform receives a borrower’s principal and interest payments and distributes the proceeds to investors, including the Fund. This time delay may, among other things, adversely affect the valuation of the Fund’s portfolio or prevent the Fund from taking advantage of certain investment opportunities.

The Platforms depend on debt facilities and other forms of debt in order to finance most of the loans they make to their customers. However, these financing sources may not continue to be available beyond the current maturity date of each debt facility, on reasonable terms or at all. As the volume of loans that a Platform makes to customers increases, it may require the expansion of its borrowing capacity on its existing debt facilities and other debt arrangements or the addition of new sources of capital. The availability of these financing sources depends on many factors, some of which are outside of the Platform’s control. The Platforms may also experience the occurrence of events of default or breaches of financial or performance covenants under their debt agreements, which could reduce or terminate their access to funding.

Security breaches of customers’ confidential information that the Platforms store may harm a Platform’s reputation and expose it to liability. The collection, processing, storage, use and disclosure of personal data could give rise to liabilities as a result of governmental regulation, conflicting legal requirements or differing views of personal privacy rights. A Platform’s ability to collect payment on loans and maintain accurate accounts may be adversely affected by computer viruses, physical or electronic break-ins, technical errors and similar disruptions. A Platform and its internal systems rely on software that is highly technical, and if it contains undetected errors, the Platform’s business could be adversely affected. A Platform may rely on data centers to deliver its services. Any disruption of service at these data centers could interrupt or delay a Platform’s ability to deliver its service to its customers. The Platforms’ businesses are subject to the risks of earthquakes, fire, power outages, floods and other catastrophic events, and to interruption by man-made problems such as strikes and terrorism. Demand for the Platforms’ loans may decline if they do not continue to innovate or respond to evolving technological changes. A Platform may evaluate, and potentially consummate, acquisitions, which could require significant management attention, disrupt the Platform’s business, and adversely affect its financial results. Because some investors may come to a Platform’s website via hyperlinks from websites of referral partners, it is possible that an unsatisfied investor could make a claim against such Platform based on the content of these third-party websites that could result in claims that are costly to defend and distracting to management. A Platform may be sued by third parties for alleged infringement of their proprietary rights, which could harm such Platform’s business. It may be difficult and costly to protect the Platforms’ intellectual property rights, and a Platform may not be able to ensure its protection. Some aspects of a Platform may include open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect a Platform’s business.

Online lending is a new industry operating in an unsettled legal environment. Platforms may be subject in certain cases to higher risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. There is a risk that should regulatory or legal action be concluded in the favor of borrowers, the Fund may be required to modify the terms of its loans and potentially realize a loss or a lower return on its investments.

In the event that the number of Platforms through which the Fund invests were to be limited in number, whether due to termination of existing agreements or failure to secure agreements or other terms with other Platforms, the Fund may be subject to certain risks associated with investing through a small number of Platforms. Investing in a limited number of Platforms and/or in loans that were originated using a particular Platform’s borrower credit criteria exposes the Fund’s investments to a greater risk of default and risk of loss. The fewer Platforms through which the Fund invests in or acquires loans, the greater the risks associated with those Platforms changing their arrangements will become. For instance, the Platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make such loans unsuitable for investment by the Fund. In addition, a Platform may become involved in a lawsuit, which may adversely impact that Platform’s performance and reputation and, in turn, the Fund’s portfolio performance.

The Fund currently expects to invest more than 25% of its total assets in loans originated by LendingClub Corporation (“LendingClub”) or Prosper Funding LLC (“Prosper”), each of which is an alternative online lending Platform that makes consumer loans and operates in the United States. In the future, the Fund may invest more than 25% of its total assets in loans originated by other Platforms. LendingClub and Prosper currently originate the large majority of all online loans in the United States, having issued over $20.7 billion and $6.1 billion in loans, respectively, as of June 2016. There can be no assurance that the Fund will invest more than 25% of its total assets in loans originated by any of these Platforms, and, if the Fund invests more than 25% of its total assets in loans originated by any of these Platforms at any time, there can be no assurance that the Fund will remain invested in loans originated by that Platform in the future.

Potential Inaccuracy of Information Supplied by Prospective Borrowers

The Fund is dependent on the Platforms to collect, verify and provide information to the Fund about each loan and prospective borrower. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation, and employment status that is included in borrower listings on the Platforms. As a general matter, the Platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the Platforms, including their intentions for the use of loan proceeds. As a general matter, the Platforms do not verify any statements by prospective borrowers as to how loan proceeds are to be used nor confirm after loan funding how loan proceeds were used. To the extent false, misleading or incomplete information was supplied, it could adversely affect the Fund’s income and distributions to Common Shareholders.

Risks Associated with the Platforms’ Credit Scoring Models

A prospective borrower is assessed by a Platform based on a number of factors, including the borrower’s credit score and credit history. Credit scores are produced by third-party credit reporting agencies based on a borrower’s credit profile, including credit balances, available credit, timeliness of payments, average payments, delinquencies and account duration. This data is furnished to the credit reporting agencies by the creditors. A credit score or loan grade assigned to a borrower member by a Platform may not reflect that borrower’s actual creditworthiness because the credit score may be based on outdated, incomplete or inaccurate reporting data.

The Platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors, prove to be ineffective or the data provided by borrowers or third parties may be incorrect or stale. If any of this occurs, loan pricing and approval processes could be negatively affected, resulting in mispriced or misclassified loans, which could ultimately have a negative impact on the Fund’s income and distributions to Common Shareholders.

Additionally, it is possible that following the date of any credit information received, a borrower member may have become delinquent in the payment of an outstanding obligation, defaulted on a pre-existing debt obligation, taken on additional debt or sustained other adverse financial or life events resulting in a reduction in the borrower’s creditworthiness. Also, if this information becomes unavailable or becomes more expensive to access, it could increase the Platforms’ costs as they seek alternative sources of information.

The Fund will be reliant on the borrower’s credit information provided to it by the Platforms which may be out of date, incomplete or inaccurate. In addition, for consumer loans, the Sub-Adviser will not have access to consolidated financial statements or other financial information about the borrowers and the information supplied by borrowers may be inaccurate or intentionally false. Unlike traditional lending, the Sub-Adviser will not be able to perform any independent follow-up verification with respect to a borrower member, as the borrower member’s name, address and other contact details remain confidential.

Because of these factors, the Sub-Adviser may make investment decisions based on outdated, inaccurate or incomplete information.

Limited Secondary Market and Liquidity of Online and Platform Loans

Online loans generally have a maturity between one to five years. Investors acquiring online loans directly through Platforms and hoping to recoup their entire principal must generally hold their loans through maturity. There is also currently no active secondary trading market for Platform Loans in which the Fund will invest, and there can be no assurance that such a market will develop in the future. The Fund is dependent on the Platforms to sell the Fund loans that meet the Fund’s investment criteria. There is currently very limited liquidity in the secondary trading of these investments. Online loans are not at present listed on any national or international securities exchange. Until an active secondary market develops, the Fund will primarily adhere to a “purchase and hold” strategy and will not necessarily be able to access significant liquidity. In the event of adverse economic conditions in which it would be preferable for the Fund to sell certain of its loans, the Fund may not be able to sell a sufficient proportion of its portfolio as a result of liquidity constraints. In such circumstances, the overall returns to the Fund from its investments may be adversely affected. In addition, the limited liquidity may cause a Platform’s other investors and potential investors to consider these investments to be less appealing and demand for these investments may decrease, which may adversely affect the Platform’s business. Moreover, certain online loans are subject to certain additional significant restrictions on transferability.

Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third Party

The ability of the Fund to earn revenue is completely dependent upon payments being made by the borrower of the loan in which the Fund invests through a Platform. The Fund (as a lender member) will receive payments under any loans it acquires through a Platform only if the corresponding borrower through that Platform (borrower member) makes payments on the loan.

As a general matter, most Platform Loans are unsecured obligations of the borrowers. Thus, as a general matter, they are not secured by any collateral, not guaranteed or insured by any third party and not backed by any governmental authority in any way. The Platforms and their designated third-party collection agencies may be limited in their ability to collect on loans. The Fund must typically rely on the collection efforts of the Platforms and their designated collection agencies and does not generally expect to have any direct recourse against borrower members, will not be able to obtain the identity of the borrower members in order to contact a borrower about a loan and will otherwise have no ability to pursue borrower members to collect payment under loans.

In addition, in the case of five-year loans on certain Platforms located in the United States, after the final maturity date, the Platform may have no obligation to make any late payments to their lender members even if a borrower has submitted such a payment to the Platform. In such case, the Platform is entitled to such payments submitted by a borrower and the lender will have no right to such payments. The Platform will retain from the funds received from the relevant borrower and otherwise available for payment to the Fund any insufficient payment fees and the amounts of any attorney’s fees or collection fees it, a third-party service provider or collection agency imposes in connection with such collection efforts. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loan. As such, even loans that are secured by collateral may have the effect of being unsecured.

The investment return on the loans depends on borrowers fulfilling their payment obligations in a timely and complete manner. Borrowers may not view online lending obligations sourced on the Platform as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions. If a borrower neglects his or her payment obligations on a loan or chooses not to repay his or her loan entirely, the Fund may not be able to recover any portion of its investment in such loan. As a result, the Fund’s NAV will decrease.

All loans are credit obligations of individual borrowers and the terms of the borrower members’ loans may not restrict the borrowers from incurring additional debt. If a borrower member incurs additional debt after obtaining a loan through a Platform, that additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance could ultimately impair the ability of that borrower to make payments on its loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on those loans. To the extent borrower members incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loan or it may impair the Platform’s ability to collect on the loan if it goes unpaid. Since consumer loans are unsecured, borrower members may choose to repay obligations under other indebtedness before repaying loans facilitated through a Platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.

Where a borrower member is an individual, if such a borrower with outstanding obligations under a loan dies while the loan is outstanding, the borrower’s estate may not contain sufficient assets to repay the loan or the executor of the borrower’s estate may prioritize repayment of other creditors. Numerous other events could impact a borrower’s ability or willingness to repay a loan acquired by the Fund, including divorce or sudden significant expenses, such as uninsured health care costs.

Identity fraud may occur and adversely affect the Fund’s ability to receive the principal and interest payments that it expects to receive on loans. A Platform may have the exclusive right and ability to investigate claims of identity theft and this creates a conflict of interest between the Fund and such Platform. If a Platform determines that verifiable identity theft has occurred, that Platform may be required to repurchase the loan or indemnify the Fund and in the alternative, if the Platform denies a claim under any identify theft guarantee, the Platform would be saved from its repurchase or indemnification obligations.

The Fund will not be protected from any losses it may incur from its investments in any loans resulting from borrower default by any insurance-type product operated by any of the Platforms through which it may invest.

Borrowers May Seek Protection of Debtor Relief under Federal Bankruptcy or State Insolvency Laws, Which May Result in the Nonpayment of the Fund’s Loans

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on the loan on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a loan after a bankruptcy status is declared depends on the borrower’s particular financial situation. In most cases, however, unsecured creditors, such as the Fund, receive nothing, or only a fraction of their outstanding debt.

Risks Relating to Compliance and Regulation of Online Lending Participants in the United States

The loan industry in the United States is highly regulated

The loan industry in the United States is highly regulated. The loans made through the Platforms domiciled in the United States (referred to herein as “U.S. Platforms”) are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. These authorities also may impose obligations and restrictions on the Platforms’ activities. In particular, these rules require extensive disclosure to, and consents from, prospective borrowers and borrowers, prohibit discrimination and may impose multiple qualification and licensing obligations on Platform activities. In addition, one or more U.S. regulatory authorities may assert that the Fund, as a lender member of the U.S. Platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, this would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in loans through the U.S. Platforms. The Platforms’ failure to comply with the requirements of applicable U.S. rules and regulations may result in, among other things, the Platforms (or their lender members) being required to register with governmental authorities and/or requisite licenses being revoked, or loan contracts being voided, indemnification liability to contract counterparties, class action lawsuits, administrative enforcement actions and/or civil and criminal liability. Determining the applicability of and effecting compliance with such requirements is at times complicated by the Platforms’ novel business model. Moreover, these requirements are subject to periodic changes. Any such change necessitating new significant compliance obligations could have an adverse effect on the Platforms’ compliance costs and ability to operate. The Platforms would likely seek to pass through any increase in the Platforms’ costs to the lender members such as the Fund.

The Consumer Financial Protection Bureau (“CFPB”), which commenced operations in July 2011, has broad authority over the businesses in which the Platforms engage. This includes authority to write regulations under federal consumer financial protection laws, such as the Truth in Lending Act and the Equal Credit Opportunity Act, and to enforce those laws against and examine large financial institutions, such as the Platforms’ funding banks, for compliance. The CFPB is authorized to prevent “unfair, deceptive or abusive acts or practices” through its regulatory, supervisory and enforcement authority. To assist in its enforcement, the CFPB maintains an online complaint system that allows consumers to log complaints with respect to various consumer finance products, including marketplace loans. This system could inform future CFPB decisions with respect to its regulatory, enforcement or examination focus. The Platforms are subject to the CFPB’s jurisdiction, including its enforcement authority, as servicers and acquirers of consumer credit. The CFPB may request reports concerning the Platforms’ organization, business conduct, markets and activities. The CFPB may also conduct on-site examinations of the Platforms’ businesses on a periodic basis if the CFPB were to determine, through its complaint system, that the Platforms were engaging in activities that pose risks to consumers. There continues to be uncertainty as to how the CFPB’s strategies and priorities, including in both its examination and enforcement processes, will impact the Platforms’ businesses and their results of operations going forward. Actions by the CFPB could result in requirements to alter or cease offering affected loan products and services, making them less attractive and restricting the Platforms’ ability to offer them. Actions by the CFPB or other regulators against the Platforms, their funding banks or their competitors that discourage the use of the online lending model or suggest to consumers the desirability of other loan products or services could result in reputational harm and a loss of borrowers or investors. The Platforms’ compliance costs and litigation exposure could increase materially if the CFPB or other regulators enact new regulations, change regulations that were previously adopted, modify, through supervision or enforcement, past regulatory guidance, or interpret existing regulations in a manner different or stricter than have been previously interpreted.

On June 2, 2016, the CFPB announced new proposed rules governing payday, vehicle title, and certain high-cost installment loans. The proposed rules mandate that lenders must take reasonable steps to ensure that prospective borrowers have the ability to repay them. The proposal generally covers loans with a term of 45 days or less and loans with a term greater than 45 days, provided that they (1) have an all-in annual percentage rate greater than 36 percent; and (2) either are repaid directly from the consumer’s account or income or are secured by the consumer’s vehicle. These rules, if adopted, may impact some of the loans offered by certain Platforms. There is uncertainty as to how the CFPB’s strategies and priorities, including in both its examination and enforcement processes, will impact the Platforms’ businesses and their results of operations going forward.

Different Platforms adhere to different business models, resulting in uncertainty as to the regulatory environment applicable to the Fund. For example, one Platform may operate from a particular state to make loans to small- and mid-sized companies across the United States. The Platform must comply with that state’s licensing requirements and possible usury limitations. However, other states could seek to regulate the Platform (or the Fund as a lender under the Platform) on the basis that loans were made to companies located in such other states. In that case, loans made in those other states could be subject to the maximum interest rate limits (usury laws), if any, of such jurisdiction, which in turn could limit revenues for the Fund. Moreover, it could further subject the Platform (or the Fund) to such states’ licensing requirements.

Another Platform may follow a different model in which all loans sourced by the Platform are made through a bank. The bank may work jointly with the Platform to act as the issuer, i.e., the “true lender,” of the Platform’s loans. However, if challenged, courts may instead decide that the Platform (or the Fund as a lender under the Platform) is the true lender of the loans. Courts have recently applied differing interpretations when determining which party is the true lender. The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Fund) is deemed to be the true lender in any jurisdiction instead of the funding bank (whether determined by a regulatory agency at the state or federal level or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits (usury laws) of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Fund) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be a material adverse effect on the Sub-Adviser’s ability to continue to invest in certain or all online loans and the Fund’s ability to pursue its investment objective and generate anticipated returns.

Each sale of whole loans by the Platforms to the Fund is structured as a “true sale” and is not intended to be a financing or loan by the Fund to the Platforms. The Fund will receive representations from each Platform in each Loan Purchase Agreement for whole loans that the Platforms will treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each loan transfers to the Fund all of the Platform’s right, title and interest in such loan.

Online lending industry participants, including Platforms and the Fund, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, online loans generally are written using standardized documentation. Thus, many borrowers may be similarly situated insofar as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the Platforms and other related entities.

The interest rates that the Platforms charge to borrowers are based upon the ability under federal law of the funding banks that originate the loans to export the interest rates of its jurisdiction of formation or incorporation to provide uniform rates to all borrowers in all states that have not opted out. Certain primary funding banks for some of the Platforms export the interest rates of Utah, the state in which they are incorporated, which allows parties to generally agree by contract to any interest rate. The current annual percentage rates offered by these banks through the

Platforms for personal loans range from approximately [6]% to [29]%. Certain states, including Utah, have no statutory interest rate limitations on personal loans, while other jurisdictions have a maximum rate that is less than the current maximum rate offered by these banks through the Platforms. If a borrower were to successfully bring claims against one of the Platforms for state usury law violations or other similar violations, and the rate on that borrower’s personal loan was greater than that allowed under applicable state law, the Platforms and the Fund could be subject to, among other things, fines and penalties, which would negatively affect the Fund. If the Platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states is determined to violate applicable lending laws, a Platform could be subject to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could significantly and adversely impact the Platforms’ operations and ability to operate, and they may be forced to end or significantly change their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Fund.

Plaintiffs may successfully challenge the funding bank or other lending models. Recent case law has cast doubt on the viability of the model in which many Platforms operate and in particular their ability to charge the same rate as a funding bank after a loan has been sold to the Platform. The Second Circuit recently issued a significant decision that interpreted the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non-bank assignees of loans, including the loan origination practices of certain online lenders. As a result of the decision, non-bank assignees/purchasers of bank loans may face uncertainty regarding their ability to rely upon federal preemption of state usury laws. A number of online lending Platforms purchase loans from state-chartered banks promptly after origination and rely upon federal preemption to exempt the loans from state usury caps. The Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied to those purchases by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks). In June 2016, the Supreme Court elected not to review the Second Circuit’s decision. Despite recommending that the Supreme Court decline to review the case, the Solicitor General argued that the Second Circuit’s decision was incorrect and contrary to longstanding precedent that if the interest rate in a bank’s original loan agreement was non-usurious and “valid-when-made,” the loan does not become usurious upon assignment to a non-bank third party. Nevertheless, if the Second Circuit’s decision is adopted by other federal circuit courts, the lending models of some Platforms may be severely impacted. At least one Platform has restructured the relationship with its funding bank in response to the Second Circuit decision so that the funding bank maintains a continuing economic interest in the loans that are originated for the Platform. In addition, the risk from this court decision in the three states comprising the Second Circuit may be mitigated by purchasing or investing in loans that are not above the state usury limitations in those states.

In January 2016, the U.S. District Court for the Eastern District of Pennsylvania issued a decision denying a motion by a group of non-bank servicing partners of a state chartered federal insured bank seeking to assert federal preemption as a basis to dismiss claims that loans originated by the bank and subsequently purchased by the non-bank partners violated Pennsylvania’s usury laws. The court in that case held that non-bank servicing partners could not rely on federal preemption of state usury laws in circumstances where a non-bank is perceived to be the real party in interest in a lending transaction. It is unclear whether or when the U.S. Court of Appeals for the Third Circuit will hear this case.

In June 2016, the Maryland Court of Appeals (the highest court in Maryland) issued a decision that could have potentially significant impacts on the ability of marketplace lenders to do business in Maryland. The decision concerned a California-based payday lender that entered into contractual arrangements with two federally-insured state banks to fund consumer loans to consumers residing in Maryland. The interest rates on such loans substantially exceeded the rates allowed under Maryland’s usury laws. The Maryland Court of Appeals held that the payday lender, by arranging the loans, had violated the Maryland Credit Services Business Act (the “Credit Services Act”), which prohibits persons engaged in a “credit services business” from assisting consumers in obtaining loans that would be prohibited under Maryland law. As part of its decision, the court held that the lender was engaged in a credit services business, noting that the Credit Services Act was intended to prevent payday lenders from partnering with non-Maryland banks to offer consumer loans at rates above those allowed under Maryland’s usury laws.

The Maryland Court of Appeals’ decision creates potentially significant complications for marketplace lenders that wish to offer consumer loans to Maryland consumers through non-Maryland banks. Marketplace lenders may be required to obtain a credit services business license in order to market loans originated by a financial institution, and such loans may be required to adhere to the provisions of the Credit Services Act respecting the Maryland usury caps. It is also unclear whether the Maryland Court of Appeals’ decision will influence the federal courts or the courts of other states in the United States that have usury caps.

Additionally, in July 2015, the U.S. Treasury Department (the “Treasury Department”) issued an informational request about the benefits and risks associated with new online lending Platforms. The information requested asked for responses on various topics, including how online lenders manage the risk of fraud and hacker attacks, how they protect consumers against scams or default, how much investors in the loans rely on borrowed money, and whether the lenders should have to put up their own capital to back loans they originate or underwrite. On May 10, 2016, the Treasury Department issued a white paper regarding its review of the online marketplace lending industry. The report, based in part on the responses received from the July 2015 informational request, provides a broad overview of marketplace lending and makes a series of policy recommendations. Although the report discusses the marketplace lending industry as a promising and innovative market development, it expresses concerns about certain potentially negative effects on consumers and small businesses, and recommends, among other things, greater regulation and further study. If a change in the laws or the interpretations of current laws were to occur, the Platforms could be required to either change the manner in which they conduct their operations or halt business operations all together, which would have a material adverse effect on the Fund and its ability to pursue its investment objective and investment strategy.

Regulatory Regime in the United Kingdom

The Fund will not initially invest in Platforms domiciled outside of the United States. However, in the future, the Fund’s loan investments may be sourced from Platforms domiciled in the United Kingdom. Such Platforms must be authorized and regulated by the Financial Conduct Authority (“FCA”) in order to engage in the regulated activity of “operating an electronic system in relation to lending,” following changes to consumer credit regulation in April 2014. The FCA is currently allowing application periods, giving Platforms with interim permission a three-month window in which they must apply to the FCA for full authorization. If any Platform through which the Fund invests were to fail to obtain full authorization, the Platform might be forced to cease its operations, which would disrupt the servicing and administration of loans to which the Fund has exposure through that Platform. Any such disruption may impact the quality of debt collection procedures in relation to those loans and may result in reduced returns to the Fund from those investments.

The FCA has recently also introduced new regulatory controls for Platform operators, including the application of conduct of business rules (in particular, relating to disclosure and promotions), minimum capital requirements, client money protection rules, dispute resolution rules and a requirement for firms to take reasonable steps to ensure existing loans continue to the administered if the firm goes out of business. The introduction of these regulations and any further new laws and regulations could have a material adverse effect on United Kingdom Platforms’ businesses and may result in interruption of operations by such Platforms or the passing on of the costs of increased regulatory compliance to investors, such as the Fund, in the form of higher origination or servicing fees.

The Fund may invest in loans that constitute regulated credit agreements (consumer credit loans) under the Financial Services and Markets Act 2000 (“FSMA”). Article 60B of the amended Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 (the “RAO”) provides that the activity of entering into a regulated credit agreement as lender or exercising or having the right to exercise the lender’s rights and duties under such credit agreement requires FCA authorization. However, article 60I of the RAO and paragraph 55 of the schedule to the Financial Services and Markets Act 2000 (Exemption) Order 2001 provide exemptions from authorization to persons who acquire rights under a regulated credit agreements (but who do not make any such loans or extend any new credit), provided that the servicer of such loans is appropriately authorized by the FCA.

The Fund is not authorized by the FCA in respect of consumer credit activities. To the extent that it acquires any loans which are regulated credit agreements under FSMA, the Fund will be required to ensure that a person with the appropriate FCA authorization is engaged to service such regulated credit agreements in accordance with the exemptions from authorization under article 60B and paragraph 55 outlined above. If the FCA were to successfully challenge the Fund’s reliance on this exemption, this could adversely affect the Fund’s ability to invest in consumer loans in the United Kingdom or other online lending-related securities relating to such consumer loans, and could subject to the Fund to costs that could adversely affect the results of the Fund.

Regulatory Regime in Other Jurisdictions

In the future, the Fund’s loan investments may be sourced from Platforms domiciled outside the United States or the United Kingdom, except that the Fund will not invest in Platforms domiciled in emerging markets countries, as determined by the Adviser or Sub-Adviser. The Platforms and their investors may face regulation in the other jurisdictions in which the Fund invests. Many other jurisdictions have regulatory regimes in place to authorize or regulate Platforms. If any entity operating a Platform through which the Fund invests, or any entity that is the lender under a loan agreement facilitated by that Platform, were to lose its license or have its license suspended or revoked, the Platform might be forced to cease its operations, which could impair the ability of the Fund to pursue its investment strategy by investing in loans originated by that Platform, and could disrupt the servicing and administration of loans to which the Fund has exposure through that Platform. Any such disruption may impact the quality of debt collection procedures in relation to those loans and may result in reduced returns to the Fund from those investments. In addition, some jurisdictions may regulate the terms of loans issued through a Platform or impose additional requirements on investments in such loans, which could impact the value of online lending-related securities purchased from a Platform operating in such a jurisdiction or the ability of the Fund to pursue its investment strategy by investing in loans originated by such a Platform. New or amended laws or regulations could disrupt the business operations of Platforms operating in jurisdictions in which the Fund invests and could result in the Platforms passing on of increased regulatory compliance costs to investors, such as the Fund, in the form of higher origination or servicing fees.

Systems and Operational and Cybersecurity Risks

The Fund depends on the development and implementation of appropriate systems for the Fund’s activities. The Fund relies heavily on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain loans, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. The Sub-Adviser may not be in a position to verify the risks or reliability of such third-party systems. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, their affiliates and the shareholders. Any failure of the information technology (“IT”) systems developed and maintained by the Sub-Adviser or Adviser could have a material adverse effect on the ability of the Fund to acquire and realize investments and therefore negatively impact the Fund’s performance.

The Sub-Adviser will be reliant upon attaining data feeds directly from the Platforms via an API connection. Any delays or failures could impact operational controls and the valuation of the Fund’s portfolio. While the Sub-Adviser has in place systems to continually monitor the performance of these IT systems, there can be no guarantee that issues will not arise that may require attention from a specific Platform. Any such issues may result in processing delays. To seek to mitigate this risk the Sub-Adviser will seek to put in place, with each Platform through which the Fund intends to invest, a defined process and communication standard to support the exchange of data.

Technology complications associated with lost or broken data fields as a result of Platform-level changes to API protocols may impact the Fund’s ability to receive and process the data received from the Platforms.

To effectuate the Fund’s investment objective, the Sub-Adviser’s activities will be dependent upon systems operated by third parties, including without limitation the Platforms, banks, market counterparties and other service providers, and the Sub-Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Sub-Adviser, Platforms, banks, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for.

In addition, despite the security measures established by the Sub-Adviser and other third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in a Platform’s, the Sub-Adviser’s and/or the Fund’s operations or breach of such Platform’s, the Sub-Adviser’s and/or the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage.

The highly automated nature of a Platform may make it an attractive target and potentially vulnerable to cyberattacks, computer viruses, physical or electronic break-ins and similar disruptions. If a hacker were able to infiltrate a Platform, the Fund may experience losses on, or delays in the recoupment of amounts owed on, a fraudulently induced purchase of a loan. If a Platform is unable to prevent such activity, the value of the loans and such Platform’s ability to fulfill its servicing obligations and to maintain the Platform would be adversely affected. Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, the Platforms may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in software are exposed and exploited, relationships with borrowers and investors could be severely damaged. All of these potential risks may cause a decrease in the amount of loans acquired by the Platforms, which may directly affect the Fund and its ability to achieve its investment objective. The potential for security breaches may also adversely affect the Fund due to its reputational impact on the Platforms and wider effect on the online lending industry as a whole.

Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and the shareholders’ investments therein.

General Risks

No Operating History

The Fund is a non-diversified, closed-end management investment company with no history of operations or public trading and is designed for long-term investors and not as a trading vehicle. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investor risk. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of the public offering.

Non-Listed Closed-End Fund Risk

The Fund is designed for long-term investors and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in Common Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Common Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy). Unlike traditional listed closed-end funds, the Fund has not listed the Common Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares unless they are listed on a securities exchange. Even if the Fund’s Common Shares are listed on a securities exchange in the future, there is no assurance that a secondary market for the Common Shares will develop. The NAV of the Common Shares may be volatile. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.

Repurchase Policy Risk

The Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Common Shares at NAV, subject to certain conditions described herein (See “Repurchase Policy” above). The Fund will not otherwise be required to repurchase or redeem Common Shares at the option of the Fund’s Common Shareholders. Repurchases of Common Shares will reduce the amount of outstanding Common Shares and, thus, the Fund’s net assets. To the extent that additional Common Shares are not sold, a reduction in the

Fund’s net assets may increase the Fund’s expense ratio (subject to the Adviser’s and Sub-Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Common Shareholders, the Fund will repurchase only a pro rata portion of the Common Shares tendered by each Shareholder. In addition, because of the potential for such proration, Common Shareholders may tender more Common Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Common Shares, increasing the likelihood that other Common Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Common Shareholders have the ability to sell their Common Shares to the Fund pursuant to a repurchase offer, the price at which a Common Shareholder may sell Common Shares, which will be the NAV per Common Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Common Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Common Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Common Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered, which may increase risks for remaining Common Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Common Shareholders who do not tender their Common Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. The purchase of Common Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Common Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Common Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Common Shareholder seeks to sell Common Shares to the Fund as part of a repurchase offer, the Common Shareholder will be required to do so without knowledge of what the repurchase price of the Common Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Common Share prior to the repurchase date. In addition, the repurchase of Common Shares by the Fund may be a taxable event to Common Shareholders. See “Repurchase Policy” below for additional information on, and the risks associated with, the Fund’s repurchase policy.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the loans and other securities owned by the Fund. The value of these securities and financial assets may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally, the bond market, status of borrowers or particular industries.

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), rate of inflation, asset reinvestment and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

In particular, economic and financial market conditions began to significantly deteriorate approximately seven years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has, in the recent past, experienced relatively high levels of unemployment and constrained lending. The Fund’s investment strategies and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for loans, debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although financial markets have generally improved, significant challenges still remain due to slow global growth and international market volatility. Global and economic headwinds, along with global market instability, may continue to cause periodic volatility in the market for some time. To the extent economic conditions experienced in the recent past re-emerge, they may adversely impact the investments of the Fund.

There can be no assurance that conditions in the global financial markets will not worsen and/or adversely affect one or more of the Fund’s investments, its access to capital for leverage or the Fund’s overall performance. The Fund’s investment strategy relies in part on the continuation of certain trends and conditions observed in the market for investments (e.g., the inability of certain companies and individuals to obtain financing solutions from traditional lending sources or otherwise access the capital markets) and the broader financial markets as a whole, and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Fund, the Adviser, the Sub-Adviser and the Platforms will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Leverage Risk

The use of leverage creates an opportunity for increased net investment income dividends for Common Shareholders, but also creates risks for Common Shareholders. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater volatility in the Fund’s NAV and the level of the Fund’s distributions. Also, if the Fund is utilizing leverage, a decline in NAV could affect the ability of the Fund to make distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will also have to pay interest or dividends on its leverage, which may reduce the return on the Common Shares. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

The Fund initially intends to use credit facility borrowings of up to [  ]% of its Managed Assets for investment purposes. The use of a credit facility creates certain additional risks.

If the Fund borrows funds from banks or other financial institutions (i.e., a credit facility), the Fund may be required to prepay its loan or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under a credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. In the event of a precipitous drop in the value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off a credit facility and might suffer mandatory liquidation of positions in a declining market at low prices, thereby incurring substantial losses.

Subject to market conditions, the Fund may issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Common Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If the Fund uses leverage, the amount of fees paid to the Adviser and Sub-Adviser for management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and Sub-Adviser have a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Sub-Adviser and the Common Shareholders as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.

The Fund anticipates that leverage for investment purposes will pay interest or dividends based on shorter term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the rate paid on leverage as reset periodically, the leverage may cause Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the rate paid on leverage could exceed the rate of return on securities held by the Fund, reducing return to Common Shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Common Shareholders. There is no assurance that a leveraging strategy will be successful. See “Risks—Leverage Risk.”

High-Yield Instruments and Unrated Debt Securities Risk

The loans purchased by the Fund are not rated by an NRSRO. In evaluating the creditworthiness of borrowers, the Sub-Adviser relies on the ratings ascribed to such borrowers by the relevant Platform or otherwise determined by the Sub-Adviser. The analysis of the creditworthiness of borrowers of loans may be a lot less reliable than for loans originated through more conventional means. In addition, the Fund may invest in debt securities and instruments that are classified as “higher yielding” (and, therefore, higher risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated. These investments are commonly referred to as “junk” investments. Investments in such securities are subject to greater risk of loss of principal and interest than higher rated instruments and may be considered to be predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal. Such investments may also be considered to be subject to greater risk than those with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high-yield instruments, the yields and prices of such instruments may fluctuate more than those that are higher rated. The market for high-yield instruments may be smaller and less active than those that are higher rated, which may adversely affect the prices at which the Fund’s investments can be sold and result in losses to the Fund, which, in turn, could have a material adverse effect on the performance of the Fund. Such securities and instruments are generally not exchange traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace.

Risk of Bonds and Other Debt Securities Backed by Pools of Online-Sourced Loans

The Fund may invest in bonds and other debt securities backed by a pool of online-sourced loans. These investments include bonds or other debt securities issued by special purpose vehicles (“SPVs”) established solely for the purpose of holding online-sourced loans secured only by such assets (which practice is known as securitization). Payment of principal and interest on such bonds and debt securities is dependent upon the cash flows generated by the underlying loans, and therefore these investments are subject to the same types of risks as direct investments in online-sourced loans.

SME Loans Risk

The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans.

Student Loans Risk

In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Real Estate Loans Risk

Investments in real estate loans may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund’s investments.

Valuation Risk

The Platform Loans are investments for which market quotations are not readily available. Accordingly, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Determination of Net Asset Value.” Fair value pricing may require subjective determinations about the value of an investment or other asset. The Fund intends to utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. In addition, uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, there can be no assurance that fair value pricing will reflect the values that would have been used if a ready market existed for the investments, and it is possible that the fair value determined for an investment or other asset will be materially different from the prices used by others for the same investment or other asset and/or from the value that actually could be or is realized upon the sale of that investment or other asset. The Fund’s NAV and distributions could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Legal and Regulatory Risk – General

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The regulation of U.S. and non-U.S. securities and investment funds, such as the Fund, has undergone substantial changes in recent years, and such change may continue. New (or revised) laws or regulations may be imposed by U.S. Congress, the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, the U.S. Department of Labor, other regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes and regulations. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser are eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions. For example, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act of 1936, as amended (“CEA”). For the Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish positions in derivative instruments subject to the jurisdiction of the CEA (other than positions entered into for hedging purposes) may not exceed five percent of the Fund’s liquidation value or, alternatively, the net notional value of the Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund’s liquidation value. In the event the Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a “commodity pool operator,” it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) establishes rigorous oversight standards for the U.S. economy, market participants and businesses. The implementation of the Dodd-Frank Act will occur over a period of time and its impact on the Fund and the ability of the Fund to meet its investment objective is unknown. The effect of the Dodd-Frank Act or other regulatory changes on the Fund could be substantial and may adversely affect the Fund’s performance. The implementation of the Dodd-Frank Act could also adversely affect the Adviser, Sub-Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s, Sub-Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser, Sub-Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The Dodd-Frank Act and related regulations have had a significant impact on the trading and use of many derivative instruments, and derivative dealers have become subject to new business conduct standards and disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, margin requirements and other regulatory burdens. These new regulatory and margin requirements will increase the overall costs for derivatives dealers and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Derivatives dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as the Fund in the form of higher fees or less advantageous dealer marks. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser, Sub-Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. The Fund could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

As internet commerce continues to evolve, increasing regulation by U.S. federal and state governments becomes more likely. Platforms may be negatively affected by the application of existing laws and regulations or the enactment of new laws applicable to online lending. In addition, federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet. These taxes could discourage the use of the Internet as a means of consumer lending, which would adversely affect the viability of the Platforms. As a result, the Fund’s performance would be negatively impacted by the non-viability of any or all of the Platforms in whose loans it has invested.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance-related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Derivatives Risk

The Fund may invest in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for investment purposes and for hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the value of such instruments and the underlying instruments upon which derivatives transactions are based. Derivatives can be illiquid and highly volatile, may disproportionately increase losses, and may have a potentially large impact on the Fund’s performance. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, uncleared OTC derivative transactions are generally less liquid than exchange-traded or cleared instruments.

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not perform its obligations under a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance.

Furthermore, the Fund’s ability to successfully use derivative transactions depends on the Adviser’s and Sub-Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated or earmarked liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements.

These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser and Sub-Adviser cannot predict the effects of these regulations on the Fund’s portfolio.

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will have entered into hedging or other transactions at times or under circumstances in which it may have been advisable to do so.

Failure of Futures Commission Merchants and Clearing Organizations

The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CFTC with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA and certain rules thereunder require an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA and certain rules thereunder require each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by the FCM on a commingled basis in an omnibus account and may be invested by the FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or FCM as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s FCM. In addition, the assets of the Fund may not be fully protected in the event of the FCM’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the FCM’s other clients or the FCM’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the FCM on its behalf with the clearing organization.

Foreign and Emerging Markets Risk

Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund may be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. The Fund will not invest in loans sourced from Platforms in emerging markets, as determined by the Adviser or Sub-Adviser pursuant to guidelines approved by the Board. The risks of investing in emerging markets countries are greater than risks associated with investments in foreign developed countries. Investments in securities of emerging markets issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

The Fund may invest directly or indirectly in the online lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to online lending-related securities of United States issuers. The foreign online lending industry may be subject to less governmental supervision and regulation than exists in the United States; conversely, foreign regulatory regimes that govern the online lending industry may be more complex and more restrictive than those in the United States, resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign Platforms may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The same limitations on sub-prime investments and access to loan-level data would apply to investments made through Platforms domiciled outside the United States.

The Fund’s exposure to online lending-related securities issued by foreign issuers may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. As described further under “Currency Risk,” fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in online lending-related securities of foreign issuers. The Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

Currency Risk

Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the foreign currencies in which the Fund’s investments are traded, in which the Fund receives income or in which the Fund has taken a position will decline in value relative to the U.S. dollar. Currency risk also includes the risk that a currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leverage risk in addition to currency risk. In purchasing or selling local currency to fund trades denominated in that currency, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies and the Fund’s income available for distribution. Some countries have and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.

Other Investment Companies Risk

The Fund may invest in other registered investment companies, including open- and closed-end funds and ETFs. With respect to closed-end funds and ETFs, the market value of their shares may differ from the NAV of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s Common Shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying investment companies or investment funds. In addition, the securities of other investment companies may also be leveraged and will, therefore, be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Sub-Adviser.

Risks Relating to Fund’s RIC Status

The Fund intends to elect to be treated, and intends to qualify and be treated each year, as a regulated investment company (“RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests (the “Diversification Tests”) and at least 90% of its gross income for such year must consist of certain types of qualifying income. The Diversification Tests will be satisfied if, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the diversification requirement for qualification as a RIC. So long as the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to Common Shareholders, provided that, for each taxable year, the Fund distributes to its Common Shareholders an amount equal to or exceeding 90% of the sum of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income, if any. The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. If Congress, the Treasury Department or the Internal Revenue Service (“IRS”) were to take any action that altered the Fund’s current understanding of these requirements, certain types of income representing a significant portion of the Fund’s gross income may not constitute qualifying income or the Fund may not be adequately diversified. In that case, the Fund could be forced to change the manner in which it pursues its investment strategy or, if the Fund were ineligible to or otherwise did not “cure” its failure to meet such requirements, the Fund could cease to qualify for the special U.S. federal income tax treatment accorded RICs. If for any taxable year the Fund did not qualify as a RIC, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the Common Shareholder level to the extent of the Fund’s current or accumulated earnings and profits. See “Federal Income Tax Matters.”

Tax Treatment of Loans Risk

No statutory, judicial or administrative authority directly discusses how the Notes, Certificates and other loans in which the Fund will invest (the “Loans”) should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in the Loans is uncertain. The tax treatment of the Fund’s investment in the Loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a RIC under Subchapter M of the Code.

As described above, the Fund currently anticipates that its online loan investments will initially consist substantially of whole loans sourced from lending Platforms based in the United States. For purposes of the Diversification Tests, it may be uncertain whether the issuer of such whole loans made by the Fund will be the Platform, or the underlying borrowers with respect to such investments. In the opinion of Dechert LLP, tax counsel to the Fund, whole loans acquired by the Fund under the circumstances described below in “Federal Income Tax Matters” should be treated as issued by the underlying borrower for the purposes of the Diversification Tests. Based on such opinion, the Fund intends to treat the underlying borrowers as the issuers of whole loans (and not the Platforms) for purposes of the Diversification Tests. However, such opinion is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if litigated. While the Fund intends to invest in Loans sourced by various Platforms, there may be times where a substantial portion of its online loan investments will be sourced from one Platform. Thus, a determination or future guidance by the IRS that the issuer of such whole loans is the Platform may adversely affect the Fund’s ability to meet the Diversification Tests and qualify as a RIC. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in Fund-level taxation and, consequently, a reduced return on your investment. The Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. See “Federal Income Tax Matters.”

Risk of Treatment as a Non-Publicly Offered RIC

The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Fund’s stock collectively are held by at least 500 persons at all times during a taxable year, (ii) shares of the Fund’s stock are treated as regularly traded on an established securities market or (iii) shares of the Fund’s stock are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended (the “Securities Act”)). The Fund cannot provide assurance that it will be treated as a publicly offered regulated investment company for all taxable years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from the Fund in the amount of such U.S. shareholder’s allocable share of the Fund’s management fees and certain of other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “Federal Income Tax Matters.”

Liquidity of Common Shares Risk

An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. The Fund is designed for long-term investors and not as a trading vehicle. Unlike traditional listed closed-end funds, the Fund has not listed the Common Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares unless they are listed on a securities exchange, if at all. If the Fund’s Common Shares are listed on a securities exchange in the future, there is no assurance that a secondary market for the Common Shares will develop. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although the Fund will conduct quarterly repurchase offers of its Common Shares, there is no guarantee that all tendered Common Shares will be accepted for repurchase or that Common Shareholders will be able to sell all of the Common Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed. See “Repurchase Policy—Suspension or Postponement of Repurchase Offer” and “Repurchase Policy Risk.”

An investment in Common Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Common Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy). The NAV of the Common Shares may be volatile. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Common Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s debt holdings and Common Shareholder’s income distributions from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Treatment of Fund Investments under Federal Securities Laws

The Fund has been advised that it is the current view of the SEC and its staff that the purchase of whole loans through online lending Platforms involves the purchase of “securities” issued by the originating Platforms under the Securities Act. If the Platform Loans purchased by the Fund, such as whole loans, are deemed to be “securities” under federal securities law, then the issuers of such instruments are subject to a wide range of obligations and sanctions. At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document. Even though an exemption from registration with the SEC is typically utilized by the issuers of the Platform Loans that are securities, the anti-fraud provisions of the federal securities laws still apply. Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement. Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and the Fund may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons. Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions. In addition, there are separate obligations and sanctions under securities laws which exist in each and every state.

There is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the SEC. In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes. To the extent certain Platform Loans, such as whole loans, are not, in the future, deemed to be “securities” under the Securities Act, the Fund would not be able to seek the remedies described above with respect to such instruments.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in the obligations of fewer issuers than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Sub-Adviser and the individual portfolio managers to develop and effectively implement strategies that achieve the Fund’s investment objective. There is no assurance that the Sub-Adviser and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by the Sub-Adviser and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Trust (“Declaration of Trust”) includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board. See “Anti-Takeover Provisions in the Declaration of Trust and the By-Laws.”

Potential Conflicts of Interest Risk

The Sub-Adviser is responsible for managing the Fund as well as other investment companies. The Adviser’s and/or Sub-Adviser’s investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Subject to the requirements of the 1940 Act, the Adviser and/or Sub-Adviser intend to engage in such activities and may receive compensation from third parties for their services. None of the Adviser, the Sub-Adviser or any of their affiliates is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser, Sub-Adviser and their affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Adviser, Sub-Adviser or their affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Adviser, Sub-Adviser or their affiliates achieve profits on their trading for proprietary or other accounts, or otherwise perform less favorably.

Minimal Capitalization Risk

The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through this offering of Common Shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise sufficient capital may adversely affect the Fund’s financial condition, liquidity and performance, as well as its compliance with certain regulatory requirements.

For these and additional general risk considerations, please see the section of this prospectus entitled “Risks” below. Additional general risk considerations include “Equity Securities Risk,” “Depositary Receipts Risk,” “Repurchase Agreements Risk,” “Reverse Repurchase Agreements Risk,” “When-Issued and Delayed Delivery Transactions Risk,” “Convertible Securities Risk,” “Collateralized Debt Obligations Risk,” “Risk of Investing in Other Investment Companies,” “Issuer Risk,” “Reinvestment Risk,” “Risks of Investing in the Equity of Platforms,” “Structured Products Risk,” “Counterparty Risk,” “Inflation/Deflation Risk,” “Tax Treatment of Loans Risk,” “RIC-Related Risks of Investments Generating Non-Cash Taxable Income” and “Portfolio Turnover Risk.”

Summary of Fund Expenses

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Common Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table under “Other expenses,” “Total annual expenses” and “Total annual expenses after fee waiver” are based on estimated amounts for the Fund’s first full year of operations and assume average net assets during the year of $[  ]. If the Fund’s average net assets are less than $[  ], all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The table also assumes the use of leverage through a credit facility by the Fund in an amount equal to [  ]% of Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. The Fund’s actual expenses may vary significantly from the estimated expenses shown in the table.

Shareholder Transaction Expenses (as a percentage of the initial offering price for the Common Shares)	Class A	Class I
Sales load paid by you(1)	[ ]%	None
Dividend reinvestment plan fees	None(2)	None(2)
Total shareholder transaction expenses	[ ]%	[1.0]%

Percentage of Net Assets Attributable to Common Shares(3) (Assumes Leverage is Used)
Estimated Annual Expenses
Management fees	[ ]%(4) (5)
Interest expense on borrowing	[ ]%(6)
Other expenses
Platform Loan fees	[ ]%(7)
All other expenses	[ ]%(8)
Total annual expenses	[ ]%
Fee waiver	[ ]%(9)
Total annual expenses after fee waiver	[ ]%

(footnotes continued on following page)

(1)	Class A Shares will be charged a sales load. The Sales Load will be imposed by and paid to the parties (e.g., brokers, investment advisers, etc., collectively “Intermediaries”) responsible for selling Class A Shares to investors. “Sales Load” will be calculated using a percentage of the offering price of up to [ ]% for the purchase of Class A Shares. Intermediaries may choose to waive all of a portion of the Sales Load. Class I Shares are not subject to a Sales Load. The Adviser and the Sub-Adviser (and not the Fund) may also pay certain qualifying Intermediaries a sales incentive fee or other additional compensation in connection with the offering. Because these fees are paid by the Adviser and the Sub-Adviser (and not the Fund), they are not reflected under Sales Load in the table above.

(2)	The expenses of administering the Fund’s Dividend Reinvestment Plan are included in “Other expenses.” If you elect to have the Plan Agent to tender all or some of your Common Shares for repurchase and remit the proceeds to you, the Plan Agent may charge you brokerage commissions. See “Dividend Reinvestment Plan.”

(3)	For the purposes of the “Estimated Annual Expenses,” Common Shares includes both Class A Shares and Class I Shares.

(4)	Pursuant to the Management Agreement, the Fund has agreed to pay the Adviser a fee for the services it provides payable on a quarterly basis at the annual rate of [ ]% of the [quarterly] value of the Fund’s Managed Assets. The management fee represents [ ]% of net assets attributable to Common Shares assuming the use of leverage through a credit facility by the Fund in an amount of [ ]% of the Fund’s Managed Assets.

(5)	The Fund pays the Adviser a management fee based on a percentage of Managed Assets, as opposed to net assets. [If the Fund uses leverage, the amount of fees paid to the Adviser and Sub-Adviser for management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and Sub-Adviser have a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Sub-Adviser and the Common Shareholders as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage.]

(6)	Assumes the initial use of leverage in the form of a credit facility of [ ]% of the Fund’s Managed Assets (after leverage is incurred) at an annual interest rate expense to the Fund of [ ]%, which is based on current market conditions. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. The Fund may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. Fees and expenses in respect of other forms of leverage that may be used by the Fund in the future will be borne entirely by the Fund’s Common Shareholders. In order to help you better understand the costs associated with the Fund’s leveraging strategy, and to better understand the range of costs you will bear as a Common Shareholder, as the Fund moves toward full implementation of its leveraging strategy after the completion of this offering, the table presented below estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, assuming the Fund is the same size as in the table above and does not use leverage. In accordance with these assumptions, the Fund’s expenses as a percentage of net assets attributable to Common Shares would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage)
Annual expenses
Management fees	[ ]% (4)
Interest expense on borrowing	None
Other expenses
Platform Loan fees	[ ]%(7)
All other expenses	[ ]% (8)
Total annual expenses	[ ]%
Fee waiver	[ ]%(9)
Total annual expenses after fee waiver	[ ]%

(7)	Although not an actual Fund operating expense, the Fund, and therefore the Common Shareholders, will indirectly bear Platform Loan fees, such as loan servicing fees and loan trailing fees that are paid to the servicer of the applicable Platform and, in certain cases, to applicable originator of the online-sourced loans in which the Fund invests.

(8)	The “Other expenses” shown in the table above and related footnotes include the Fund’s organizational expenses and are based upon estimated expenses for the current fiscal year, including offering expenses payable by the Fund estimated to be $[ ].

(9)	The Adviser and Sub-Adviser have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the Other Expenses of the Fund (excluding Management fees, Platform Loan fees, costs of leverage, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [ ]% of the Fund’s average daily net assets per year until at least [ ],[ ]. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation. [The Adviser and Sub-Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver if the Fund’s operating expenses, including the recovered expenses, falls below the expense cap. The amount of any recovery, taken together with the fees and expenses of the Fund at the time of recovery, will not exceed the lesser of (i) the expense cap in effect at the time the expenses were reimbursed, and (ii) the expense cap in effect at the time the recovery is sought. Subject to the foregoing waiver or reimbursement of Fund expenses, the Common Shareholders will indirectly bear all of the expenses of the Fund. See “Expense Reimbursement.”]

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses (including estimated organizational and offering expenses payable by the Fund of $[ ]), assuming the Fund obtains leverage through the use of a credit facility representing [ ]% of the Managed Assets at an annual interest rate expense to the Fund of [ ]%), that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of [ ]% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Class A	$[ ]	$[ ]	$[ ]	$[ ]
Class I	$[ ]	$[ ]	$[ ]	$[ ]

*	The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The Fund

VanEck Coastland Online Consumer Finance Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that is operated as an interval fund. The Fund was organized on December 6, 2016, as a Delaware statutory trust pursuant to an agreement and declaration of trust. As a newly organized entity, the Fund has no operating history. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund’s use of leverage. See “Risks.” The Fund’s principal office is located at 666 Third Avenue, 9th Floor, New York 10017 and its telephone number is 1.800.826.2333.

Use of Proceeds

The Adviser and Sub-Adviser anticipate that the investment of the net proceeds of the continuous offering of Common Shares will be made in accordance with the Fund’s investment objective and policies as soon as practicable after receipt by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments, as stated below. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s NAV would earn interest income at a modest rate, which may not exceed the Fund’s expenses during this period. The Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. See “Investment Objective and Policies.” There can be no assurance that the Fund will be able to sell all the Common Shares it is offering. If the Fund sells only a portion of the Common Shares it is offering, the Fund may be unable to achieve its investment objective. In addition, the Fund may use such proceeds to pay distributions to Common Shareholders.

[The Fund estimates that it will incur approximately $[  ] of organizational and offering expenses if the maximum number of Common Shares is sold. The Fund will reimburse organizational and offering expenses incurred by the Adviser and the Sub-Adviser on the Fund’s behalf. [However, Adviser and the Sub-Adviser have agreed to limit the amount of organizational and offering expenses incurred by the Fund to [  ]% of the aggregate gross proceeds raised in this offering.] Any reimbursements of organizational and offering expenses by the Fund will not exceed actual expenses incurred by the Adviser, the Sub-Adviser and their respective affiliates[, and the Adviser and the Sub-Adviser are responsible for the payment of the Fund’s cumulative organizational and offering expenses to the extent they exceed [  ]% of the aggregate proceeds raised in this offering]. Common Shareholders will indirectly bear such organizational and offering expenses [up to [  ]% of the aggregate gross proceeds].]

Investment objective and Policies

Investment Objective. The Fund’s investment objective is to seek to provide high current income by investing in a portfolio of online-sourced loans. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined below) in online-sourced consumer loans and/or bonds and other debt securities backed by a pool of online-sourced consumer loans. The online loans that the Fund may invest in are sourced through various online lending platforms (each, a “Platform”) as determined by VEAC and Coastland. The Fund may invest in a broad range of online-sourced loans, including, but not limited to, (1) consumer loans; (2) small business loans; (3) student loans; (4) real estate loans; and (5) to a lesser extent, other types of loans that the Sub-Adviser and Adviser believe are appropriate, except that the Fund will not invest in online-sourced loans that are of sub-prime quality as determined at the time of investment, and the Fund will not invest greater than 45% of its Managed Assets in the securities of, or loans originated by, any single Platform or group of related Platforms. The Fund may invest in loans through various techniques, including the purchase of borrower payment dependent notes (“Notes”), certificates linked to interests in a loan (“Certificates”) and/or whole loans directly and indirectly through investments in pooled investment vehicles or other entities that may hold Notes, Certificates or whole loans. The Fund may also purchase bonds and other debt securities backed by a pool of online-sourced loans. Initially, the Fund’s portfolio will consist substantially of whole loans. The Fund may invest across various Platforms, loan types, geographies and credit risk bands. The Fund anticipates that its loan

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investments will initially be sourced from Platforms based in the United States, a substantial portion of which will be through purchases of whole loans made to borrowers of consumer loans with what the Sub-Adviser believes to be attractive credit profiles (e.g., FICO scores that the Platform has determined to be equal to or greater than 640 at the time of investment by the Fund). In the future, the Fund’s loan investments may be sourced from Platforms domiciled outside the United States.

With respect to the Fund’s whole loan investments, the Fund will acquire from a Platform, pursuant to a Loan Purchase Agreement, all of the Platform’s rights, title and interest in the whole loan and will become for all purposes the owner of the loan. The Fund will look solely to the borrower for payment and will have no recourse against the Platform in the event of a borrower default. As a result, the Fund views the borrowers as the issuers of whole loans and not the Platforms. Loans are typically originated by a funding bank. Platforms manage the submission of loan applications and credit underwriting for each funding bank. Upon approval of the loan, the loan is electronically executed between the borrower and a funding bank. The funding bank in turn distributes money to the borrower net of an origination fee.

Notes are issued by certain Platforms pursuant to a registration statement and are registered by the issuing Platform under the Securities Act. The Notes are issued in series with each series dependent for payment on payments received by the issuing Platform on a specific borrower loan. The issuing Platform pays each Note holder principal and interest in an amount equal to payments on the corresponding borrower loan, net of the Platform’s servicing fee.

Certificates represent interests in a trust which holds borrower loans. Each respective trust is the issuer of the Certificates. Certificates are not registered under the Securities Act.

The Fund intends to invest in loans from Platforms in a variety of ways, including through direct negotiations with Platforms or in online auctions through an application programming interface (“API”). Generally, a Platform takes one of the following actions with respect to each loan: (1) with respect to whole loans, it sells all rights, title and interest in the loan pursuant to a Loan Purchase Agreement to a single acquirer, such as the Fund, who becomes an investor in such loan, (2) with respect to fractional loans, it may hold the loan on its books and sell Notes to each investor, such as the Fund, that makes a successful bid in relation to a borrower’s loan request, with the cash flows on the Notes tracking the cash flows on the underlying borrower loan or (3) it may issue Certificates.

The Sub-Adviser may consider the following when buying loans for the Fund: (1) identifying the universe of available loans sourced through various online Platforms (“Platform Loans”); (2) assessing the universe of available Platform Loans to determine the optimal loans for the Fund’s portfolio by evaluating each loan based upon the Fund’s investment objective and strategy and various factors which may include, but not be limited to, the (a) quality and history of the Platform; (b) term and interest rate of the loan; (c) location of the borrower; (d) purpose of the loan; and (e) the credit and risk profile of the borrower including, without limitation, the borrower’s annual income, debt-to-income ratio, a credit score measuring consumer credit risk (“FICO score”), delinquency rate and liens; and (3) evaluating the Platform Loan’s impact on the overall composition of the Fund’s portfolio. The Fund may also invest in Platform Loans that are screened by a Platform to meet the Fund’s predetermined guidelines. Prior to purchasing a loan that has been screened by a Platform, the Fund will review the loan to ensure that it matches the Fund’s predetermined guidelines with the respective Platform. Any exceptions will be reported to the Fund for investigation. In the event that an exception is reported, the Fund will seek to either resolve the discrepancy or nullify the purchase. The Fund has established several risk parameters around its investment strategy, including the approach discussed above. The Sub-Adviser may not be able to purchase all of the loans it identifies for the Fund.

The Sub-Adviser considers a variety of factors when deciding on an investment for the Fund. It will run varying analyses on (1) the track record of the Platform, (2) the experience and stability of the Platform, (3) the methods by which the loans were sourced and (4) operational or legal considerations, among others. While the Fund intends to invest in loans sourced by various Platforms, there may be times where a substantial portion of its online loan investments will be sourced from one Platform. The Sub-Adviser will also receive and monitor historical and ongoing “loan tapes” for all types of loans in which the Fund invests. “Loan tapes” include loan underwriting data and actual payment experience for all loans made by the respective Platform that are comparable to the loans purchased by the Fund.

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The Fund may engage the services of one or more technology providers. The Fund may use the real-time, web-enabled reporting, risk analytics and market data services of one or more technology providers in order to better manage, track and analyze the Fund’s investments. While the Fund intends to invest in loans sourced by various Platforms, there may be times where a substantial portion of its online-sourced loan investments will be sourced from one Platform. However, the Fund will not invest greater than 45% of its Managed Assets in the securities of, or loans originated by, any single Platform or group of related Platforms.

A large portion of the Fund’s investments may be unsecured and have speculative characteristics and therefore may be high risk, including the heightened risk of nonpayment of interest or repayment of principal. The Fund may also invest in other securities that are rated below investment grade or, if not rated, are considered to be below investment grade by the Sub-Adviser. It is likely that most of the loans in which the Fund invests will not be rated. Subject to the selection process described herein, the Fund may invest in loans of any credit quality without limitation, except that The Fund will not invest in online-sourced loans that are of sub-prime quality as determined at the time of investment. Online loan instruments will potentially expose the Fund to similar credit risk as junk bonds. Generally, the loans in which the Fund intends to invest will fully amortize and will not be interest-only. However, in some sectors (e.g., real estate loans) the loans may be interest-only with the principal to be paid at the end of the term. The Fund intends to purchase loans that are current based on the information available at the time of purchase and consistent with its policy to not invest in sub-prime quality loans as determined at the time of investment. The Fund does not impose a permissible maximum delinquency limit on the loans in which it invests. The Fund will not invest through Platforms where it cannot evaluate to its satisfaction the completeness and accuracy of the individual loan data provided by the Platforms relevant to the existence and valuation of the loans purchased and utilized in the accounting of the loans.

The Adviser and/or the Sub-Adviser will determine whether online-sourced loans are of sub-prime quality at the time of investment pursuant to guidelines approved by the Board from time to time. In order to be eligible for purchase by the Fund, the Adviser and/or Sub-Adviser must determine that loans have a likelihood of repayment that is greater than that of “sub-prime” loans. “Sub-prime” does not have a specific legal or market definition, but is understood in the credit marketplace to signify that a loan has a material likelihood that it will not be repaid. These guidelines currently provide that the Adviser and/or Sub-Adviser will make the determination that online-sourced loans purchased by the Fund are not of sub-prime quality based on the Sub-Adviser’s due diligence of the credit underwriting policies of the originating Platform, which look to a number of borrower-specific factors to determine a borrower’s ability to repay a particular loan, including employments status, income, assets, education, and credit bureau data where available. In accordance with the guidelines, the Fund will not invest in sub-prime consumer or student loans as determined at the time of investment by the Fund. Although credit bureau data is only one factor considered in determining the credit quality of a borrower and a loan, when FICO data is available with respect to a borrower, in accordance with the guidelines, the Fund will not invest in any consumer loan or student loan made to borrowers with a FICO score below 600 at the time of investment. Because non-consumer loans may not be assigned a FICO score, the Fund will not invest in non-consumer loans the Sub-Adviser deems to be of a quality susceptible to nonpayment and/or dependent upon favorable business, financial, and economic conditions for the borrower to meet its financial commitment on the obligation. The Fund will only invest in real estate loans where, at the time of investment, (i) the loan-to-value ratio of the property is less than or equal to 80% and (ii) the borrower has not been subject to a bankruptcy proceeding in the past 24 months. The Fund will not invest in online-sourced loans to small and medium enterprises (“SMEs”) unless the underlying SME, at the time of investment, (i) has revenue over $100,000 during the past year, (ii) has been in business at least 12 months and (iii) has not been subject to a bankruptcy proceeding in the past 24 months. The Fund will only invest in bonds and other debt securities backed by a pool of online-sourced loans if such securities are rated the equivalent of B or higher by a nationally recognized statistical ratings organization (“NRSRO”) at the time of investment. The Fund may also invest in subordinated classes of online-sourced loans or other assets, including unrated equity tranches. These investments are typically considered to be illiquid and highly speculative, as they are more sensitive to defaults and realized losses in relation to underlying assets than other tranches. The Fund is not required to sell or otherwise dispose of any loan that loses its credit rating or has its credit rating reduced after the Fund has purchased it. The Fund may also invest in asset-backed securities linked to loans, currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments and other derivatives. Asset-backed securities in which the Fund may invest also include pools of auto loans, credit card receivables, student loans and home equity loans.

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The Fund may also acquire equity or equity-like interests in one or more Platforms (or their affiliates) by investing up to 5% of its Managed Assets at the time of acquisition in listed or unlisted securities issued by one or more Platforms, excluding financial instruments issued by a Platform that are backed by, or linked to, a loan. This restriction shall not apply to the Fund’s investment in any convertible securities of a Platform; however, it will apply to any consideration payable by the Fund at the time of exercise of any such convertible securities or any warrants issued by a Platform.

The Fund may invest in other pooled investment vehicles or other entities, which may include foreign issuers, and registered investment companies, including open- and closed-end funds and exchange-traded funds (“ETFs”) and residual interests in pools of assets, subject to the limitations of the 1940 Act, as amended (the “1940 Act”). Income or gain from such investments may result in taxable distributions by the Fund.

In pursuing its investment objective or for hedging purposes, the Fund may also engage in short selling and may invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options.

The Fund’s investment objective and its strategy of investing, under normal market conditions, at least 80% of its Managed Assets in online-sourced consumer loans and/or bonds and other debt securities backed by a pool of online-sourced consumer loans are non-fundamental, and may be changed without Common Shareholder approval.

During temporary defensive periods or in order to keep the Fund’s cash fully invested during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment strategy of investing, under normal market conditions, at least 80% of its Managed Assets in online-sourced consumer loans and/or bonds and other debt securities backed by a pool of online-sourced consumer loans. During such periods, the Fund may invest all or a portion of its Managed Assets (as defined herein) in certain short-term investments, including money market funds, high quality, short-term debt securities or hold cash. For a more complete discussion of the Fund’s portfolio composition, see “Investment Objective and Policies.”

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Introduction to the Online Lending Industry

Online lending describes a process whereby borrowers (also commonly referred to as “borrower members”) and investors (also commonly referred to as “lender members”) are matched via Platforms to source credit transactions, eliminating more traditional financial institutions, such as commercial banks and others, from the process. Platforms typically use multi-level credit and risk rating models to assess the creditworthiness of borrower members. The business model is primarily driven by the ability to use the internet and financial technology and the Adviser and Sub-Adviser expect this model to capture market share from the more traditional lending operations of commercial banks and credit card issuers. There has been a recent rise in these Platforms’ sourcing volumes in the United States.

The Sub-Adviser and Adviser believe that the transparency and scale of information available via credit ratings agencies, used in conjunction with online businesses that facilitate data analytics, allow credit decisions and transactions to be made in an accurate, efficient and cost effective manner.

Online loans generally have a maturity between one to five years. Investors acquiring online loans directly through Platforms and hoping to recoup their entire principal must generally hold their loans through maturity. There is currently no active secondary trading market for Platform Loans in which the Fund will invest, and there can be no assurance that such a market will develop in the future. The Fund is dependent on the Platforms to sell the Fund loans that meet the Fund’s criteria. See “Risks – Limited Secondary Market and Liquidity of Online and Platform Loans.”

Online loans are not at present listed on any national or international securities exchange. Until an active secondary

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market develops, the Fund anticipates that it will primarily adhere to a “purchase and hold” strategy and will not necessarily be able to access significant liquidity. In the event of adverse economic conditions in which it would be preferable for the Fund to sell certain of its loans, the Fund may not be able to sell a sufficient proportion of its portfolio as a result of liquidity constraints. In such circumstances, the overall returns to the Fund from its investments may be adversely affected.

The Online Lending Model

Overview

The online lending industry has evolved to help accommodate borrowers from various debt classes, including consumers, small and medium enterprises (“SMEs”) and real estate. Platforms typically allow borrower members to obtain loans with interest rates that may be lower than those offered by commercial banks or credit card providers. Platforms may also enable lender members to potentially acquire loans with interest rates and credit characteristics that can offer attractive returns. As a result, investor and borrower members on Platforms commonly share the margin that a traditional banking intermediary would normally capture.

Generally, Platforms facilitate the entrance of individual borrowers and lenders into small, secured and unsecured loans. Platforms often charge fees to their lender members for the services provided, including facilitating payments and debt collection. The Platforms, or their sub-servicers, receive loan servicing fees from participants, such as the Fund. Additionally, certain Platforms require participants, such as a Fund, to pay a loan trailing fee to the bank that originates the applicable loan.

Online lending process

As a general matter, most Platform Loans are unsecured obligations of the borrowers and are not secured by any collateral, not guaranteed or insured by any third-party and not backed by any governmental authority in any way. Such loans are not rated by the NRSROs and could constitute a high-risk and speculative investment. See “Risks – Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third-party” and “–High Yield Instruments and Unrated Debt Securities Risk.” Platforms typically use multi-level credit and risk rating models to assess the creditworthiness of borrower members. Although, there are currently some near-prime Platforms, consumer Platforms have historically focused on borrowers categorized as prime to super-prime by FICO-based categorization or similar standards. Certain Platforms provide upwards of 200 anonymized data fields on each borrower member, which may assist lender in their loan selection process.

Borrower members generally are required to submit detailed information about themselves, their employment status (in the case of consumer loans), their general finances and the purpose of their loan. Their applications are generally subject to review and credit scoring by the Platforms. Applications may be declined as a result of failing to meet Platform standards on one or more basic criteria, such as, among other things, insufficient credit scores, debt-to-income ratios that are too high, or, in the case of SMEs, insufficient operating history. The Platforms may also obtain information and a credit assessment rating from one or more independent credit ratings agencies. Applications are then typically further reviewed through an underwriting process, which may include both identification and fraud checks. Typically, after accepting a loan application and classifying each loan into a credit grade and assigning an interest rate level or band, the Platform posts the loan request online for funding on an individual or pooled basis, depending on the Platform. Prospective lending members may then seek to invest in loans via such Platform.

It is expected that once a borrower accepts a loan offer and receives funding, an amortizing loan is activated and principal and interest are paid down on a monthly basis for the specified loan term. The Sub-Adviser expects that lender members should earn the stated interest net of any Platform servicing fees and less any defaulted repayments.

Loan Types in the Online Lending Market

Online lending operates under the premise that there is an opportunity for the online lending model to provide personal and small business loans. The Sub-Adviser and Adviser believe that such borrowers are inadequately

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served by the current banking system. The ability of borrowers to obtain loans through Platforms with interest rates that are lower than those that would otherwise be available to them through traditional credit sources like commercial banks (or to obtain loans that would otherwise be unavailable to them) has contributed to the growth of Platforms. At the same time, Platforms have enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer what the Adviser and Sub-Adviser believe to be attractive risk-adjusted returns. “Risk-adjusted returns” refers to a measure of investment return per unit of risk and provides a framework to compare and evaluate investment opportunities with differing risk/return profiles. The term “risk-adjusted return” does not imply that the Platforms offer lenders low-risk loans or that an investment in the Fund should be considered a low-risk or no-risk investment. The concept of online lending has lent itself to a broad range of product offerings including, for example, consumer debt, SME debt, student loans and real estate loans.

Consumer loans

The global online lending of consumer loan business is a multi-billion dollar industry that matches retail borrowers with retail and institutional capital at rates that may be competitive with those offered by traditional banks. As of [  ], and according to the U.S. Federal Reserve, the outstanding consumer lending market exceeded $[  ] trillion in the United States.

The origination model operated by Platforms allows certain consumers to borrow money at interest rates at which banks may not be able to cover their cost base. For example, in the United States, certain consumer borrowers have the opportunity to obtain small loans via Platforms of up to five year terms at interest rates below seven percent per annum. For lenders, consumer Platforms generally offer net returns of approximately [four] to [12] percent per annum, depending on the risk profile of their loan selection.

SME loans

The Sub-Adviser anticipates that Platforms operating in this asset class generally focus on connecting institutional and retail capital to SMEs requiring debt finance. As of [  ], the outstanding balance of loans to small businesses in the United States was approximately $[  ] billion.

Student loans

Online student loan Platforms have become increasingly popular and mainstream, offering an accessible way for students to refinance or consolidate loan debt.

Real Estate loans

The Sub-Adviser anticipates that Platforms operating in real estate loans generally focus on mortgages, developer loans, rehab loans, bridge loans, and other types of loans with short durations and high yields. Such loans are generally non-amortizing.

Platforms

The Fund anticipates that its online loan investments will initially consist of whole loans sourced from lending Platforms based in the United States. In the future, the Fund’s loan investments may be sourced from Platforms domiciled outside the United States. A small number of online lending Platforms source a substantial portion of the online loans from borrowers located in the United States. These Platforms sourced approximately $[  ] billion in U.S. based loans in [  ]. While the Fund intends to invest in loans sourced by various Platforms, there may be times where a substantial portion of its online loan investments will be sourced from one Platform. The Sub-Adviser intends to build relationships and intends to enter into agreements with several Platforms. However, if there are no sufficient qualified loan requests through any Platform, the Fund may be unable to deploy its capital in a timely or efficient manner. In the United States, a Platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, Platforms are generally subject to various securities, lending, licensing and consumer protection laws at the local, state and federal level. See “Risks – Risks Related to Compliance and Regulation of Online Lending Participants in the United States.”

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Default Rates

Borrower default rates across Platforms are key variables that could materially impact the Fund’s future performance. Many of the Platforms, and the online lending industry in general, are in the early stages of development and have a limited operating history. In their initial years, peer-to-peer lending companies had fewer borrowing restrictions, leading to high default rates and more stringent screening of loan applications by the Platforms themselves. Today, the major U.S.-based Platforms have high barriers of entry for borrowers, low default rates and single or double-digit interest rates.

The methodology and assumptions used by the Platforms to present historical default experience varies for different Platforms and certain Platforms have more limited performance data due to their short operating history. Accordingly, past data may not reflect future developments. In addition, because the loans are originated using a lending method on a Platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans. For example, for certain Platforms the default rates are approximately [5]%; however this may differ from Platform to Platform.

The Regulatory Environment

Consumer lending in the United States is highly regulated. Multiple banks may originate loans for the Platforms. These banks partner with such Platforms to act as issuer of the Platforms’ loans. Following loan closing and funding, these banks may sell each loan to such Platforms. If these banks funding the loans experience financial troubles, the Platforms’ and the Fund’s performance could be adversely impacted. See “Risks—Platform Risk.”

Platforms following this model are required to hold consumer lending licenses, collections licenses or similar authorizations in some states. Such Platforms are subject to supervision and examination by the state regulatory authorities that administer the state lending laws. The licensing statutes vary from state to state and variously prescribe or impose recordkeeping requirements; restrictions on loan origination and servicing practices, including limits on finance charges and the type, amount and manner of charging fees; disclosure requirements; requirements that licensees submit to periodic examination; surety bond and minimum specified net worth requirements; periodic financial reporting requirements; notification requirements for changes in principal officers, stock ownership or corporate control; restrictions on advertising; and requirements that loan forms be submitted for review.

Generally, a Platform takes one of the following actions with respect to each loan: (1) with respect to whole loans, it sells all rights, title and interest in the loan pursuant to a Loan Purchase Agreement to a single acquirer, such as the Fund, who becomes an investor in such loan, (2) it may hold the loan on its books and sells Notes to each investor, such as the Fund, that makes a successful bid in relation to a borrower’s loan request, with the cash flows on the Notes tracking the cash flows on the underlying borrower loan or (3) it may issue Certificates. The sale pursuant to (1) above is the mechanism for the sale of “whole loans” to the acquirer.

The sale of Notes (described in (2) above) is the mechanism pursuant to which the Platform sells “fractional loans” to an investor (namely, where the investor holds, through the Notes, only a percentage of a particular loan). The Notes are generally registered as securities with the SEC. To the extent that Notes are securities registered with the SEC, they may be sold by a holder via a secondary market. However, a secondary market for such Notes has not developed and there can be no assurance that such secondary market will develop in the future. In addition, some Notes may be sold through private placements.

The sale of Certificates (described in (3) above) through certain Platforms is specific to lender member interest in certain corresponding SEC-registered investment advisers that act as the general partner for certain separately managed accounts offered by such Platforms. The Certificates are either (1) issued by a Platform or (2) limited partnership interests in investment funds where the Platform acts as a general partner. These Certificates, although linked to the acquisition of fractional interests in consumer loans similar to the Notes, are not registered with the SEC and accordingly may not be sold in the same way as Notes. Reduced liquidity may adversely impact the attractiveness and value of these Certificates. See “Risks – Limited Secondary Market and Liquidity of Online and Platform Loans.”

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In each of the above scenarios, the Platform services the borrower’s loan, collects payments and makes distributions to the lender members in accordance with the terms of the Notes, Certificates or a Loan Purchase Agreement, as applicable.

The Fund may invest in loans through various techniques, including the purchase of Notes, Certificates and the purchase of whole loans directly.

Operators of Platforms that have entered into arrangements with funding banks may seek to avoid state usury law limitations by relying on a federal law preemption that allows banks to “export” their home state interest rates instead of being subject to state usury laws in the state where the borrower is located. Under these arrangements the funding bank, and not the operator of the Platform, is deemed to be the “true lender.” However, a recent decision by the U.S. Second Circuit Court of Appeals has cast uncertainty on this model. Under other models employed by various Platforms, operators may decide not to enter into any arrangements with a funding bank. In these cases, operators may decide to rely on a single state’s lending license in order to lend to borrowers across multiple states.

The Fund’s Investments

The Fund’s permitted investments may include, but are not limited to:

Online Loans

Lenders assume all of the credit risk on the loans they fund through a whole loan or purchase from a Platform operator and are not entitled to recover any deficiency of principal or interest from the Platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a Platform operator is generally not required to repurchase online loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans. As loan servicer, the Platform operator or an affiliated entity typically has the ability to refer any delinquent online loan to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). At the same time, the relatively low principal amounts of online loans often makes it impracticable for the Platform operator to commence legal proceedings against defaulting borrowers. Online loans may be secured (generally in the case of small- and mid-sized company loans and real estate loans) or unsecured (generally in the case of consumer loans). For example, real estate loans may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure a loan can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan. At certain times, substantially all of the loans in which the Fund invests may be unsecured. Online loans may not be registered with the SEC and are not listed on any securities exchange. These loans are therefore generally illiquid and the issuers provide no assurances as to the liquidity or value of the loans.

Bonds and Other Debt Securities Backed by Pools of Online-Sourced Loans

The Fund may invest in bonds and other debt securities backed by a pool of online-sourced loans. These investments include bonds or other debt securities issued by special purpose vehicles (“SPVs”) established solely for the purpose of holding online-sourced loans and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular Platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates.

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Payments of principal and interest on such bonds and debt securities are dependent upon the cash flows generated by the underlying loans, and therefore these investments are subject to the same types of risks as direct investments in online-sourced loans.

Other Investments in Online Lending Instruments

The Fund may invest in the equity securities and/or debt obligations of Platform operators (or their affiliates), which may provide these Platforms and their related entities with the financing needed to support their lending businesses. An equity interest in a Platform or related entity represents ownership in such company, which may provide voting rights and entitle the Fund, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. A debt investment made by the Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Fund to a Platform operator. The Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents.

Debt Securities

The Fund may invest in a wide variety of debt securities (including loans) of varying maturities issued by U.S. and foreign corporations and other business entities, individuals, governments and municipalities and other issuers. Debt securities are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Debt is generally used by corporations, individuals, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some debt securities are “perpetual” in that they have no maturity date.

Residual Interests in Pools

The Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of pools of online-sourced loans or other assets. The subordinated classes of online-sourced loans or other assets in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

Below Investment Grade Securities

The Fund may invest without limit in debt securities that are rated below investment grade (below Baa by Moody’s Investors Service (“Moody’s”) or below BBB by either Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or unrated, but judged by the Sub-Adviser to be of comparable quality). The Fund will only invest in bonds and other debt securities backed by a pool of online-sourced loans if such securities are rated the equivalent of B or higher by a NRSRO at the time of investment. Non-investment grade bonds are commonly referred to as “high yield” securities or “junk bonds.” Non-investment grade bonds involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher rated securities. Non-investment grade bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more NRSROs.

The market values of non-investment grade bonds tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging markets governments that issue non-investment grade bonds in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

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Corporate Debt Securities

The Fund may invest in debt securities of corporate and other non-governmental issuers (e.g., partnerships, limited liability companies and other entities). Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds and warrant structures, which are debt securities with imbedded warrants that are exercisable into other debt or equity securities.

Illiquid and Restricted Securities

Online loans in which the Fund invests are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). In addition, the Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Common Stock

Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Preferred Stock

Preferred stock, like common shares or other equity securities, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common shares or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common shares or other equity securities, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common shares or other equity securities.

Although they are equity securities, preferred stocks have characteristics of both debt and common shares or other equity securities. Like debt, their promised income is contractually fixed. Like common shares or other equity securities, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

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Distributions on preferred stock are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred stock, although the Sub-Adviser will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the funding bank or trust company or the issuer of the underlying securities. Although the funding bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Currency

The Fund may engage in foreign currency exchange transactions in connection with its investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies. Additional instruments that provide exposure to currencies include, but are not limited to, currency swap contracts, currency futures contracts and options on such futures contracts, purchasing put or call options on currencies in U.S. or foreign markets and other currency derivatives. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Loan Participations and Assignments

The Fund may invest in fixed, variable and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. The Fund’s investments in loans may be in the form of involvement in the primary syndicate for a loan, participations in loans or assignments of all or a portion of loans from third parties. The Fund’s investment in participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any rating agency. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender.

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Investments in loans on a direct assignment basis may involve additional risks to the Fund. If such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations so acquired may differ from, and be more limited than, those held by the assigning lender. The assignability of certain loans, especially with respect to sovereign debt obligations, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in such a loan is through a participation and not through an assignment. Given the current structure of the markets for loan participations and assignments, the Fund currently expects to treat these securities as illiquid.

Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Foreign Currency Forward Exchange Contracts

The Fund may enter into foreign currency forward exchange contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging markets country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.

At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency which is being used for the security transaction.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion. Although foreign currency exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. The Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to

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purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call may be exercised on fixed dates occurring during the term of the option. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. For more information, see “Additional Investment Information and Investment Restrictions—Derivatives—Options” in the Statement of Additional Information. In addition, many derivative transactions involving options require designation or segregation of Fund assets, as described below under “—Use of Asset Segregation and Special Accounts.”

Futures Contracts

The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of government or other securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

Although most futures contracts call for actual delivery or acceptance of the underlying security, currency or other asset, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues. See “Foreign and Emerging Markets Risk.”

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a financial futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

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Futures Contracts Strategies

When a significant market advance is anticipated, the purchase of a futures contract by the Fund affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of, or in, a general market decline that may adversely affect the market value of the Fund’s securities. To the extent that the value of the Fund’s portfolio of securities changes in correlation with the value of the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily, transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Fund’s assets used to take the position. The Fund may therefore use futures as form of leverage and may be exposed to the associated risks. See “—Leverage Risk” below.

There currently are limited futures markets for certain currencies of emerging markets countries, securities and indexes and the nature of the strategies adopted by the Adviser and Sub-Adviser and extent to which those strategies are used will depend on the development of those markets. To the extent the Fund engages in transactions in options and futures, the Fund will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be designated on the Fund’s records or deposited in a segregated account with the Fund’s custodians so that the amount so designated or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

Structured Products

The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of structuring generally involves the deposit with, or purchase by, an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one

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or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

Swaps

The Fund may enter into swap transactions, such as interest rate swaps, cross currency swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are often calculated by reference to a specified index and agreed upon notional amount. The term “specified index” may include currencies, interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount. The swaps in which the Fund may engage also include rate caps, floors, collars and other combinations of options, forwards, swaps and/or futures under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis; i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the designation of cash or liquid securities in an amount equal to the Fund’s net obligations under the swap. These transactions are not subject to the Fund’s borrowing restrictions. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will engage in any swap transactions in a manner consistent with its intention to qualify as a RIC under the Code.

Options on Swaps

The Fund may engage in options on swaps for hedging purposes to manage and mitigate the credit and interest rate risks. A swap option (sometimes called a “swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, that the changes in the market value of securities held by the Fund and in the swap options relating to those securities may not be proportionate, which could result in an imperfect hedge leaving the Fund economically over or under exposed to such securities, there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and counterparty risk.

Credit Default Swaps

The Fund may enter into credit default swap contracts for hedging purposes or to add investment exposure to certain securities or markets. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third-party, such as an emerging markets corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has

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occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure to the reference instrument in the amount of the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

If the Fund sells credit protection through a credit default swap, although the Fund may not be required to pay the par (or other agreed upon) value of the referenced debt instrument absent a default of the underlying debt obligation, a credit downgrade or other indication of financial distress with respect to the reference issuer may cause the value of the credit default swap to decrease, causing a loss to the Fund, and may also require the Fund to deposit additional margin with the counterparty, possibly requiring it to sell other assets at disadvantageous times or prices.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. As of the date of the prospectus, credit default swaps are not currently traded on any securities exchange; however, the Commodity Futures Trading Commission (“CFTC”) has issued a proposed rule which would require certain credit default swaps to be cleared through swaps clearing houses. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Credit-Linked Notes

The Fund may invest in credit-linked notes, which are types of derivative instruments. A credit linked note is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation, such as an underlying emerging markets bond). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated. The Fund may have the right to receive payments only from the SPV and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain credit-linked notes enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in credit-linked notes generally pay their share of the SPV’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying credit-linked notes will rise or fall, these prices (and, therefore, the prices of credit-linked notes) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the SPV of a credit-linked note uses shorter term financing to purchase longer-term securities, the SPV may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the credit-linked notes owned by the Fund. The Fund will typically be a purchaser of credit linked notes, in that it will pay the counterparty a sum of money in exchange for the right to payments corresponding to interest and principal payments actually made by the issuer of the reference obligation. In addition to credit risk and other risks of the reference obligations and interest rate risk, a purchaser of a credit linked note is subject to counterparty risk.

Use of Asset Segregation and Special Accounts

Many derivative transactions, in addition to other requirements, require that the Fund designate or segregate cash and/or liquid securities at least equal to the Fund’s daily mark-to-market obligations under the transaction.

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Alternatively, the Fund may “cover” its obligations through ownership of the underlying security, financial instrument or currency, or through other offsetting transactions.

In the case of certain derivatives, the Fund must deposit initial margin and possibly daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligations under the derivatives. To the extent that the Fund segregates assets to cover the daily marked-to-market obligation rather than the notional value, the Fund will have the ability to employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts. Although the Adviser will attempt to ensure that at all times the Fund has sufficient liquid assets to cover its obligations under its derivative contracts, these obligations will often be volatile and it is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies, such as by entering into offsetting positions. For example, the Fund could offset a put option sold by the Fund by purchasing a put option with the same or higher strike price. Moreover, instead of segregating cash and/or liquid securities with respect to a long position in a futures or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Derivative transactions may also be covered through a combination of offsetting transactions and the designation of liquid assets.

Leverage

The Fund may use leverage through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Based on current market conditions, the Fund intends to initially use a credit facility in the amount of up to [  ]% of the Fund’s Managed Assets.

The Fund may incur leverage to the extent permitted by the 1940 Act. As a result, the Fund will limit (i) leverage from debt securities or borrowings to 33⅓% of its Managed Assets, including the proceeds of such debt securities or borrowings, at the time such debt securities or borrowings are issued or incurred and (ii) the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities to 50% or less of the amount of the Fund’s total assets (including the proceeds of debt securities or borrowings and preferred stock) less liabilities and indebtedness not represented by the Fund’s debt securities or borrowings and preferred stock, each in accordance with the requirements of the 1940 Act. The Fund has no present intention to issue preferred stock. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time; however, in no event will the Fund’s overall use of leverage exceed 50% of the Fund’s Managed Assets. The amount of embedded leverage will not be in addition to such leverage restriction of 50% of Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. The use of leverage also may cause greater volatility in the level of the Fund’s distributions on the Common Shares. See “Leverage” for more information.

Other Investment Companies

The Fund may, subject to the limitations of the 1940 Act, invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or during periods when there is a shortage of attractive, high-yielding securities available in the market or when attractive investment opportunities arise in other investment companies. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of that investment company’s advisory and other fees and expenses with respect to assets so

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invested. Common Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available securities investments. In addition, the securities of other investment companies may also be leveraged and will, therefore, be subject to the same leverage risks to which the Fund is subject. As described in this prospectus in the section entitled “Risks—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser and/or Sub-Adviser. The Fund does not consider its investments in such open- or closed-end investment companies to be investments in any industry.

Additional Investment Practices

Repurchase Agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Sub-Adviser. Repurchase agreements maturing in more than seven days may be considered illiquid.

Repurchase agreements are fully collateralized by the underlying securities. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging markets countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements

The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements, which are in effect collateralized borrowings by the Fund, are considered to be senior securities under the 1940 Act unless the Fund designates on its books and records an amount of liquid assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements or otherwise “covers” its obligations through other offsetting transactions.

When-Issued and Delayed Delivery Securities

The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s NAV.

Convertible Securities

The Fund may invest in convertible securities, which are debt or equity securities, such as convertible bonds or convertible preferred stock, that may be converted at either a stated price or stated rate into underlying shares of

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common stock or other securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire a different security (“convertible component”). The income-producing component is achieved by investing in nonconvertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common shares or other securities at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “—Derivatives Risk.” In addition, if the value of the underlying common shares or other securities or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Money Market Instruments

Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, corporations and special purpose entities including time deposits and certificates of deposit, and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Warrants

Warrants give holders the right, but not the obligation, to buy common shares or other equity securities or debt securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the underlying security exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to investments through warrants, the return on which is linked to one or more securities of issuers located in emerging markets countries. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury Department; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may

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include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Variable- and Floating-Rate Securities

Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally. The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities. The Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”), which are floating rate instruments whose coupon rate moves in the opposite direction from the change in the reference rate. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality.

Portfolio Turnover

The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

[Expense Reimbursement

The Adviser and Sub-Adviser have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the Other Expenses of the Fund (excluding management fees, Platform Loan fees, costs of leverage, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [ ]% of the Fund’s average daily net assets per year until at least [  ], [  ]. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation. The Adviser and Sub-Adviser are permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. The amount of any recovery, taken together with the fees and expenses of the Fund at the time of recovery, will not exceed the lesser of (1) the expense cap in effect at the time the expenses were reimbursed, and (2) the expense cap in effect at the time the recovery is sought.]

Leverage

The Fund may use leverage to seek to achieve its investment objective. The Fund may use leverage through funds borrowed from banks or other financial institutions (a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Based on current market conditions, the Fund intends to initially use a credit facility in the amount of up to [  ]% of the Fund’s Managed Assets. In addition, although it has no current intention to do so, the Fund may also invest in derivative instruments that have the economic effect of leverage, such as futures, options, and swaps to seek

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enhanced returns or to seek to reduce the risk of loss of (hedge) certain of its holdings. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time; however, in no event will the Fund’s overall use of leverage exceed 50% of the Fund’s Managed Assets. The amount of embedded leverage will not be in addition to such leverage restriction of 50% of Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. The use of leverage also may cause greater volatility in the level of the Fund’s distributions.

There can be no assurance that the Fund’s leverage strategy will be successful or that the Fund will be able to use leverage at all. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Common Shareholders. For these reasons, the use of leverage for investment purposes is considered a speculative investment practice. Any use of leveraging by the Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Fund issuing more than one class of senior securities, and asset coverage requirements.

The management fees paid by the Fund will be calculated on the basis of the Managed Assets, which includes proceeds from (and assets subject to) the Fund’s leverage minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Therefore, the management fees payable to the Adviser and Sub-Adviser will be higher when leverage is utilized. This will create a conflict of interest between the Adviser and Sub-Adviser, on the one hand, and Common Shareholders, on the other hand. To monitor this potential conflict, the Board of the Fund intends to periodically review the Fund’s use of leverage, including its impact on the Fund’s performance and on the fees paid to the Adviser and Sub-Adviser. See “Risk Considerations—Leverage Risk.”

The Fund reserves the flexibility to issue preferred shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio. Subject to market conditions, the Fund anticipates using leverage primarily through the use of proceeds received from a credit facility. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over Common Shares. Although the timing of any leverage and the terms of the leverage (other than any short positions and derivatives transactions) would be determined by the Board, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund’s investment objective and policies. If preferred shares are issued, they may pay adjustable rate dividends based on shorter term interest rates. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.

The Declaration of Trust authorizes the Fund, without prior approval of Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including borrowing from banks or other financial institutions (i.e., a credit facility) or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33⅓% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. The Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities earmarked or in a segregated account equal to the notional value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent

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that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund not enter into any such transactions if the Fund’s borrowings would thereby exceed 33⅓% of its Managed Assets.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a RIC under the Code, the Fund intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Managed Assets is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include more stringent asset coverage maintenance provisions, which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a RIC under the Code. If the Fund has preferred shares outstanding, two of the Fund’s Trustees will be elected by the holders of preferred shares as a class.

The remaining Trustees of the Fund will be elected by the Common Shareholders and preferred shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Shares total return during the Fund’s first full year of operations, assuming investment

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portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. Specifically, the table is intended to illustrate the amplified effect leverage may have on Common Shares total returns based on the performance of the Fund’s underlying assets, i.e., gains or losses will be greater than they otherwise would be without the use of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage through a credit facility representing [  ]% of the Managed Assets at an annual interest rate expense to the Fund of [  ]%. The Common Shares must experience an annual return of [  ]% in order to cover the annual interest expense.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholder	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Common Shares Total Return is composed of two elements: the Fund’s net investment income after paying the carrying cost of leverage and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage, the amount of fees paid to the Adviser and Sub-Adviser for management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and Sub-Adviser have a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Sub-Adviser and the Common Shareholders as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage.

  NON-LISTED CLOSED-END FUND

The Fund is organized as a closed-end management investment company. Unlike shares of open-end management investment companies (commonly known as mutual funds), which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy) and, unlike traditional listed closed-end funds, the Common Shares will not be listed on any securities exchange, although the Fund reserves the right to list its Common Shares on a securities exchange in the future. The Fund does not expect a secondary market in the Common Shares to develop unless the Common Shares are listed on a securities exchange, if at all. If the Fund’s Common Shares are listed on a securities exchange in the future, there is no assurance that a secondary market for the Common Shares will develop. Therefore, investors should not expect to be able to sell their Common Shares regardless of how the Fund performs. As a result of the foregoing, an investment in the Common Shares may not be suitable for investors that require liquidity, other than liquidity provided through the Fund’s repurchase policy. An investor may not be able to sell or otherwise liquidate his, her or its Common Shares whenever such investor would prefer. If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per share. The Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Common Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. Although the Fund makes quarterly offers to repurchase its Common Shares pursuant to the repurchase policy, there can be no assurance that the Fund will repurchase all Common Shares that are tendered by a Common Shareholder in connection with any repurchase offer and Common Shareholders should consider that they may not have access to all of the money they invest in the short term or within a specified timeframe. The Fund is designed for long-term investors and an investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Common Shares is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term or who may need the money they invest in a specified timeframe. See “Investor Suitability.”

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Risks

Special Risk Considerations

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Common Shares.

Loans and Platform-Specific Risks

Loans may carry risk and be speculative

Loans are risky and speculative investments. The loans are obligations of the borrower and depend entirely for payment on receipt of payments by a borrower. If a borrower fails to make any payments, the amount of interest payments received by the Fund will be reduced. Most loans will be unsecured personal loans. However, the Fund may invest in business and real estate loans, including secured loans. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund’s Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Fund’s NAV will decrease. Uncertainty and negative trends in general economic conditions in the United States and abroad, including significant tightening of credit markets, historically have created a difficult environment for companies in the lending industry. Many factors may have a detrimental impact on the Platforms’ operating performance and the ability of borrowers to pay principal and interest on loans. These factors include general economic conditions, unemployment levels, energy costs and interest rates, as well as events such as natural disasters, acts of war, terrorism and catastrophes.

Risks related to loans include:

Prepayment Risk

Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty. In the event of a prepayment of the entire remaining unpaid principal amount of a borrower loan in which the Fund invests, the Fund will receive such prepayment but further interest will not accrue on such loan after the date of the prepayment. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on the prepaid portion, and the Fund will not receive all of the interest payments that it expected to receive.

When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in loans or other securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Fund will generally be at lower rates of return than the return on the assets that were prepaid, which may result in a decline in the Fund’s income and distributions to Common Shareholders. Prepayment reduces the yield to maturity and the average life of a loan or other security.

Interest Rate Risk

Interest rate risk is the risk that investments will decline in value because of changes in market interest rates. When interest rates rise the market value of a loan or other debt securities generally will fall, and when interest rates fall the market value of such securities generally rise. The Fund’s investment in such securities means that the NAV of the Common Shares may decline if market interest rates rise. This risk may be particularly acute because market interest rates are currently at historically low levels and because the U.S. Federal Reserve ended its quantitative easing program and has begun to raise rates. Moreover, an increase in interest rates could negatively affect financial markets generally, increase market volatility and reduce the liquidity of securities and loans in which the Fund may invest, particularly given the current market environment. During periods of rising interest rates, the average life of certain types of loans or other securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in loans or other debt securities with long-term maturities may experience significant

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price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s investments in common shares or other equity securities may also be influenced by changes in interest rates.

Investments in variable rate loans or other debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable rate instruments will not generally increase in value if interest rates decline. Synthetic variable rate debt instruments include the additional risk that the derivatives transactions used to convert a fixed interest rate into a variable interest rate may not work as effectively as intended, such that the Fund is worse off than if it had invested directly in variable rate debt instruments. Inverse variable rate debt securities may also exhibit greater price volatility than a fixed-rate debt obligation with similar credit quality. To the extent the Fund holds variable rate instruments, a decrease (or, in the case of inverse variable rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Common Shares.

Default Risk

Loans have substantial vulnerability to default in payment of interest and/or repayment of principal. In addition, at times the repayment of principal or interest may be delayed. Certain of the loans in which the Fund may invest have large uncertainties or major risk exposures to adverse conditions, and should be considered to be predominantly speculative. Loan default rates may be significantly affected by economic downturns or general economic conditions beyond the Fund’s control. In particular, default rates on loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, currency values, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. The significant downturn in the global economy that occurred several years ago caused default rates on consumer loans to increase. Any future downturns may result in high or increased loan default rates.

The default history for Platform Loans may differ from that of the Fund’s investments. The annual default rate of Platforms in which the Fund may invest in recent years has been between 3% and 7%. Loan losses (which may include both defaults and charge-offs) differ across Platforms and by loan type. Since 2008 and 2009, certain Platforms in which the Fund may invest have reported cumulative loan losses of approximately 1.5% to 6.5% for higher-rated, lower risk loans and 9.1% to 17.0% for lower-rated, higher risk loans in the aggregate. However, the default history for loans sourced via Platforms is limited and actual defaults may be greater than indicated by historical data and the timing of defaults may vary significantly from historical observations. Generally, in a rising interest rate environment, default rates are likely to increase compared to their historical averages. The Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding loan. If the Platforms do not receive payments on the corresponding loan related to an investment, the investor will not be entitled to any payments under the terms of the investment. Further, investors may have to pay a Platform an additional servicing fee for any amount recovered by the Platform’s third-party collection agencies assigned to collect on the loan. The Fund may be limited in its ability to recover any outstanding principal and interest under the loans because substantially all of the loans may be unsecured or undercollateralized, the loans will not be guaranteed or insured by any third-party or backed by any governmental authority, legal enforcement of the loans will be impracticable due to the relatively small size of the loans and the Fund will not have the ability to directly enforce creditors’ rights under the loans.

Credit Risk

Credit risk is the risk that a borrower or an issuer of a debt security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund’s portfolio or if the credit standing of borrowers of loans in the Fund’s portfolio decline, the value of those obligations could decline. In addition, the underlying revenue source for a debt security, a preferred stock or a derivatives contract may be insufficient to pay interest, principal, dividends or other required payments in a timely manner. Because a significant primary source of cash available for income distributions by the Fund is the interest, principal and other payments on loans in which it invests, any default by a borrower could have a negative effect on the Fund’s ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Even if the borrower or issuer does not actually default, adverse changes in the borrower’s or issuer’s financial condition

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may negatively affect their credit ratings or presumed creditworthiness. These developments would adversely affect the market value of the borrower’s or issuer’s obligations or the value of credit derivatives if the Fund has sold credit derivatives.

Competition and Risks of Locating Suitable Investments; Ramp-Up Period

The success of the Fund will be dependent upon the Sub-Adviser’s ability to identify and make suitable investments. The business in which the Fund will operate, however, is highly competitive, rapidly changing and involves a high degree of risk. The Fund will be competing with a number of other sources of capital having an investment objective similar to those of the Fund. Some of the Fund’s competitors may have higher risk tolerance or different risk assessments. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing and terms. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act and other regulations impose on it as a closed-end fund. Furthermore, there is a risk that the Fund will not be able to deploy its capital or reinvested capital in a timely or efficient manner given the increased demand for suitable loans. The rate of reinvestment of such capital would be contingent on the availability of suitable inventory at that time. The Fund may be unable to find a sufficient number of attractive loans to meet its investment objective.

The Fund depends on the Platforms’ ability to attract and identify sufficient borrower members to meet investor demand. If there are no sufficient qualified loan requests, the Fund may be unable to deploy or reinvest its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policy, all of which generally offer lower returns than the Fund’s target returns from investments in loans. Pending deployment of the net proceeds of the offering, the Fund intends to invest cash held in cash deposits, cash equivalents and fixed income instruments for cash management purposes. Interim cash management is likely to yield lower returns than the expected returns from investments.

While the Fund expects it will be able to invest substantially all of the net proceeds of the offering in loans and other securities that meet the Fund’s investment objective and policies within six months after the completion of the offering, there are no assurances that there will be sufficient suitable loans in which to invest the Fund’s proceeds within this time frame. Moreover, there can be no assurance as to how long it will take for the Fund to invest any or all of the net proceeds of the offering, if at all, and the longer the period the greater the likelihood that the Fund’s performance will be materially adversely affected.

Platform Risk

The Fund is highly dependent on the Platforms for loan data, origination, sourcing and servicing. Online lending is a relatively new lending method and the Platforms themselves have limited operating histories. The interest rates on loans are generally fixed by the Platforms on the basis of an analysis of the borrower’s credit. The analysis is done through credit decisions and scoring models that may prove to be inaccurate, be based on false, misleading or inaccurate information, be subject to programming or other errors and/or be ineffective entirely. Further, the Fund’s Sub-Adviser will not be able to perform any independent follow-up verification on borrowers. As a general matter, borrowers assessed as having a higher risk of default are assigned higher rates. The Fund’s investment in any loan is not protected by any government guarantee.

The Platforms are for-profit businesses; they generate revenue by collecting a one-time fee on funded loans from borrowers and by assessing a loan servicing fee to investors such as the Fund (either a fixed amount annually or a percentage of the loan amount). Bankruptcy of the Platform that facilitated the loan may also put the Fund’s investment at risk. An investor may become dissatisfied with the Platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such Platform’s reputation may suffer and the Platform may lose investor confidence, which could adversely affect investor participation on the Platform’s marketplace. When transacting on certain Platforms, the Fund may be required to advance cash to be held in a clearing account for a short time before the Platform Loan is transferred to the Fund in return for an irrevocable right to receive a Platform Loan from a Platform. In the event of the bankruptcy or insolvency of the Platform, the Fund

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may sustain losses and/or experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund will engage a backup servicer in the event that any Platform or servicing affiliate of the Platform ceases to exist or fails to perform its servicing functions.

The Platforms have a limited operating history at their current scale, and they have encountered and will continue to encounter risks, uncertainties, expenses and difficulties, including: navigating complex and evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platforms; effectively using limited personnel and technology resources; effectively maintaining and scaling their financial and risk management controls and procedures; maintaining the security of the Platform and the confidentiality of the information provided and utilized across the Platform; and attracting, integrating and retaining an appropriate number of qualified employees. If Platforms are not able to effectively address these requirements in a timely manner, the Platforms’ businesses and the results of their operations may be harmed, which may reduce the possible available investments for the Fund.

Multiple banks may originate loans for the Platforms. If such a bank were to suspend, limit or cease its operations or a Platform’s relationship with a bank were to otherwise terminate, such Platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a Platform’s inability to facilitate loans. If a Platform is unable to enter in an alternative arrangement with a different funding bank, the Platform would need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a Platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. The Fund is dependent on the continued success of the Platforms that originate the Fund’s loans. If such Platforms were unable or impaired in their ability to operate their lending business, the Sub-Adviser may be required to seek alternative sources of investments (e.g., loans originated by other Platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

As discussed above, the Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding Platform Loan. There may be a delay between the time the Platform receives a borrower’s principal and interest payments and distributes the proceeds to investors, including the Fund. This time delay may, among other things, adversely affect the valuation of the Fund’s portfolio or prevent the Fund from taking advantage of certain investment opportunities.

The Platforms depend on debt facilities and other forms of debt in order to finance most of the loans they make to their customers. However, these financing sources may not continue to be available beyond the current maturity date of each debt facility, on reasonable terms or at all. As the volume of loans that a Platform makes to customers increases, it may require the expansion of its borrowing capacity on its existing debt facilities and other debt arrangements or the addition of new sources of capital. The availability of these financing sources depends on many factors, some of which are outside of the Platform’s control. The Platforms may also experience the occurrence of events of default or breaches of financial or performance covenants under their debt agreements, which could reduce or terminate their access to institutional funding.

Security breaches of customers’ confidential information that the Platforms store may harm a Platform’s reputation and expose it to liability. The collection, processing, storage, use and disclosure of personal data could give rise to liabilities as a result of governmental regulation, conflicting legal requirements or differing views of personal privacy rights. A Platform’s ability to collect payment on loans and maintain accurate accounts may be adversely affected by computer viruses, physical or electronic break-ins, technical errors and similar disruptions. A Platform and its internal systems rely on software that is highly technical, and if it contains undetected errors, the Platform’s business could be adversely affected. A Platform may rely on data centers to deliver its services. Any disruption of service at these data centers could interrupt or delay a Platform’s ability to deliver its service to its customers. The Platforms’ businesses are subject to the risks of earthquakes, fire, power outages, floods and other catastrophic events, and to interruption by man-made problems such as strikes and terrorism. Demand for the Platforms’ loans

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may decline if they do not continue to innovate or respond to evolving technological changes. A Platform may evaluate, and potentially consummate, acquisitions, which could require significant management attention, disrupt the Platform’s business, and adversely affect its financial results. Because some investors may come to a Platform’s website via hyperlinks from websites of referral partners, it is possible that an unsatisfied investor could make a claim against such Platform based on the content of these third-party websites that could result in claims that are costly to defend and distracting to management. A Platform may be sued by third parties for alleged infringement of their proprietary rights, which could harm such Platform’s business. It may be difficult and costly to protect the Platforms’ intellectual property rights, and a Platform may not be able to ensure its protection. Some aspects of a Platform may include open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect a Platform’s business.

Online lending is a new industry operating in an unsettled legal environment. Participants may be subject in certain cases to higher risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. There is a risk that should regulatory or legal action be concluded in the favor of borrowers, the Fund may be required to modify the terms of its loans and potentially realize a loss or a lower return on its investments.

In the event that the number of Platforms through which the Fund invests were to be limited in number, whether due to termination of existing agreements or failure to secure agreements or other terms with other Platforms, the Fund may be subject to certain risks associated with investing through a small number of Platforms. Investing in a limited number of Platforms and/or in loans that were originated using a particular Platform’s borrower credit criteria exposes the Fund’s investments to a greater risk of default and risk of loss. The fewer Platforms through which the Fund invests in or acquires loans, the greater the risks associated with those Platforms changing their arrangements will become. For instance, the Platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make such loans unsuitable for investment by the Fund. In addition, a Platform may become involved in a lawsuit, which may adversely impact that Platform’s performance and reputation and, in turn, the Fund’s portfolio performance.

The Fund currently expects to invest more than 25% of its total assets in loans originated by LendingClub Corporation (“LendingClub”) or Prosper Funding LLC (“Prosper”), each of which is an alternative online lending Platform that makes consumer loans and operates in the United States. In the future, the Fund may invest more than 25% of its total assets in loans originated by other Platforms. LendingClub and Prosper currently originate the large majority of all online loans in the United States, having issued over $20.7 billion and $6,1 billion in loans, respectively, as of June 2016. There can be no assurance that the Fund will invest more than 25% of its total assets in loans originated by any of these Platforms, and, if the Fund invests more than 25% of its total assets in loans originated by any of these Platforms at any time, there can be no assurance that the Fund will remain invested in loans originated by that Platform in the future.

Potential Inaccuracy of Information Supplied by Prospective Borrowers

The Fund is dependent on the Platforms to collect, verify and provide information to the Fund about each loan and prospective borrower. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation, and employment status that is included in borrower listings on the Platforms. As a general matter, the Platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the Platforms, including their intentions for the use of loan proceeds. As a general matter, the Platforms do not verify any statements by prospective borrowers as to how loan proceeds are to be used nor confirm after loan funding how loan proceeds were used. To the extent false, misleading or incomplete information was supplied, it could adversely affect the Fund’s income and distributions to Common Shareholders.

Risks Associated with the Platforms’ Credit Scoring Models

A prospective borrower is assessed by a Platform based on a number of factors, including the borrower’s credit score and credit history. Credit scores are produced by third-party credit reporting agencies based on a borrower’s credit profile, including credit balances, available credit, timeliness of payments, average payments, delinquencies and account duration. This data is furnished to the credit reporting agencies by the creditors. A credit score or loan

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grade assigned to a borrower member by a Platform may not reflect that borrower’s actual creditworthiness because the credit score may be based on outdated, incomplete or inaccurate reporting data.

The Platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors, prove to be ineffective or the data provided by borrowers or third parties may be incorrect or stale. If any of this occurs, loan pricing and approval processes could be negatively affected, resulting in mispriced or misclassified loans, which could ultimately have a negative impact on the Fund’s income and distributions to Common Shareholders.

Additionally, it is possible that following the date of any credit information received, a borrower member may have become delinquent in the payment of an outstanding obligation, defaulted on a pre-existing debt obligation, taken on additional debt or sustained other adverse financial or life events resulting in a reduction in the borrower’s creditworthiness. Also, if this information becomes unavailable or becomes more expensive to access, it could increase the Platforms’ costs as they seek alternative sources of information.

The Fund will be reliant on the borrower’s credit information provided to it by the Platforms which may be out of date, incomplete or inaccurate. In addition, for consumer loans, the Sub-Adviser will not have access to consolidated financial statements or other financial information about the borrowers and the information supplied by borrowers may be inaccurate or intentionally false. Unlike traditional lending, the Sub-Adviser will not be able to perform any independent follow-up verification with respect to a borrower member, as the borrower member’s name, address and other contact details remain confidential.

Because of these factors, the Sub-Adviser may make investment decisions based on outdated, inaccurate or incomplete information.

Limited Secondary Market and Liquidity of Online and Platform Loans

Online loans generally have a maturity between one to five years. Investors acquiring online loans directly through Platforms and hoping to recoup their entire principal must generally hold their loans through maturity. There is also currently no active secondary trading market for Platform Loans in which the Fund will invest, and there can be no assurance that such a market will develop in the future. The Fund is dependent on the Platforms to sell the Fund loans that meet the Fund’s investment criteria. There is currently very limited liquidity in the secondary trading of these investments. Online loans are not at present listed on any national or international securities exchange. Until an active secondary market develops, the Fund will primarily adhere to a “purchase and hold” strategy and will not necessarily be able to access significant liquidity. In the event of adverse economic conditions in which it would be preferable for the Fund to sell certain of its loans, the Fund may not be able to sell a sufficient proportion of its portfolio as a result of liquidity constraints. In such circumstances, the overall returns to the Fund from its investments may be adversely affected. In addition, the limited liquidity may cause a Platform’s other investors and potential investors to consider these investments to be less appealing and demand for these investments may decrease, which may adversely affect the Platforms’ business. Moreover, certain online loans are subject to certain additional significant restrictions on transferability.

Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third Party

The ability of the Fund to earn revenue is completely dependent upon payments being made by the borrower of the loan acquired by the Fund through a Platform. The Fund (as a lender member) will receive payments under any loans it acquires through a Platform only if the corresponding borrower through that Platform (borrower member) makes payments on the loan.

As a general matter, most Platform Loans are unsecured obligations of the borrowers. Thus, as a general matter, they are not secured by any collateral, not guaranteed or insured by any third party and not backed by any governmental authority in any way. The Platforms and their designated third-party collection agencies may be limited in their ability to collect on loans. The Fund must typically rely on the collection efforts of the Platforms and their designated collection agencies and does not generally expect to have any direct recourse against borrower members, will not be able to obtain the identity of the borrower members in order to contact a borrower about a loan and will otherwise have no ability to pursue borrower members to collect payment under loans.

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In addition, in the case of five-year loans on certain Platforms located in the United States, after the final maturity date, the Platform may have no obligation to make any late payments to their lender members even if a borrower has submitted such a payment to the Platform. In such case, the Platform is entitled to such payments submitted by a borrower and the lender will have no right to such payments. The Platform will retain from the funds received from the relevant borrower and otherwise available for payment to the Fund any insufficient payment fees and the amounts of any attorney’s fees or collection fees it, a third-party service provider or collection agency imposes in connection with such collection efforts. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loan. As such, even loans that are secured by collateral may have the effect of being unsecured.

The investment return on the loans depends on borrowers fulfilling their payment obligations in a timely and complete manner. Borrowers may not view online lending obligations sourced on the Platform as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions. If a borrower neglects his or her payment obligations on a loan or chooses not to repay his or her loan entirely, the Fund may not be able to recover any portion of its investment in such loan. As a result, the Fund’s NAV will decrease.

All loans are credit obligations of individual borrowers and the terms of the borrower members’ loans may not restrict the borrowers from incurring additional debt. If a borrower member incurs additional debt after obtaining a loan through a Platform, that additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance could ultimately impair the ability of that borrower to make payments on its loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on those loans. To the extent borrower members incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loan or it may impair the Platform’s ability to collect on the loan if it goes unpaid. Since consumer loans are unsecured, borrower members may choose to repay obligations under other indebtedness before repaying loans facilitated through a Platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

Where a borrower member is an individual, if such a borrower with outstanding obligations under a loan dies while the loan is outstanding, the borrower’s estate may not contain sufficient assets to repay the loan or the executor of the borrower’s estate may prioritize repayment of other creditors. Numerous other events could impact a borrower’s ability or willingness to repay a loan in which the Fund has invested, including divorce or sudden significant expenses, such as uninsured health care costs.

Identity fraud may occur and adversely affect the Fund’s ability to receive the principal and interest payments that it expects to receive on loans. A Platform may have the exclusive right and ability to investigate claims of identity theft and this creates a conflict of interest between the Fund and such Platform. If a Platform determines that verifiable identity theft has occurred, that Platform may be required to repurchase the loan or indemnify the Fund and in the alternative, if the Platform denies a claim under any identify theft guarantee, the Platform would be saved from its repurchase or indemnification obligations.

The Fund will not be protected from any losses it may incur from its investments in any loans resulting from borrower default by any insurance-type product operated by any of the Platforms through which it may invest.

Borrowers May Seek Protection of Debtor Relief under Federal Bankruptcy or State Insolvency Laws, Which May Result in the Nonpayment of the Fund’s Loans

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on the loan on hold and prevent further collection action absent bankruptcy court approval.

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Whether any payment will ultimately be made or received on a loan after a bankruptcy status is declared depends on the borrower’s particular financial situation. In most cases, however, unsecured creditors, such as the Fund, receive nothing, or only a fraction of their outstanding debt.

Risks Relating to Compliance and Regulation of Online Lending Participants in the United States

The loan industry in the United States is highly regulated

The loan industry in the United States is highly regulated. The loans made through the Platforms domiciled in the U.S. (referred to herein as “U.S. Platforms”) are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. These authorities also may impose obligations and restrictions on the Platforms’ activities. In particular, these rules require extensive disclosure to, and consents from, prospective borrowers and borrowers, prohibit discrimination and may impose multiple qualification and licensing obligations on Platform activities. In addition, one or more U.S. regulatory authorities may assert that the Fund, as a lender member of the U.S. Platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, this would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in loans through the U.S. Platforms. The Platforms’ failure to comply with the requirements of applicable U.S. rules and regulations may result in, among other things, the Platforms (or their lender members) being required to register with governmental authorities and/or requisite licenses being revoked, or loan contracts being voided, indemnification liability to contract counterparties, class action lawsuits, administrative enforcement actions and/or civil and criminal liability. Determining the applicability of and effecting compliance with such requirements is at times complicated by the Platforms’ novel business model. Moreover, these requirements are subject to periodic changes. Any such change necessitating new significant compliance obligations could have an adverse effect on the Platforms’ compliance costs and ability to operate. The Platforms would likely seek to pass through any increase in the Platforms’ costs to the lender members such as the Fund.

The Consumer Financial Protection Bureau (“CFPB”), which commenced operations in July 2011, has broad authority over the businesses in which the Platforms engage. This includes authority to write regulations under federal consumer financial protection laws, such as the Truth in Lending Act and the Equal Credit Opportunity Act, and to enforce those laws against and examine large financial institutions, such as the Platforms’ funding banks, for compliance. The CFPB is authorized to prevent “unfair, deceptive or abusive acts or practices” through its regulatory, supervisory and enforcement authority. To assist in its enforcement, the CFPB maintains an online complaint system that allows consumers to log complaints with respect to various consumer finance products, including marketplace loans. This system could inform future CFPB decisions with respect to its regulatory, enforcement or examination focus. The Platforms are subject to the CFPB’s jurisdiction, including its enforcement authority, as servicers and acquirers of consumer credit. The CFPB may request reports concerning the Platforms’ organization, business conduct, markets and activities. The CFPB may also conduct on-site examinations of the Platforms’ businesses on a periodic basis if the CFPB were to determine, through its complaint system, that the Platforms were engaging in activities that pose risks to consumers. There continues to be uncertainty as to how the CFPB’s strategies and priorities, including in both its examination and enforcement processes, will impact the Platforms’ businesses and their results of operations going forward. Actions by the CFPB could result in requirements to alter or cease offering affected loan products and services, making them less attractive and restricting the Platforms’ ability to offer them. Actions by the CFPB or other regulators against the Platforms, their funding banks or their competitors that discourage the use of the online lending model or suggest to consumers the desirability of other loan products or services could result in reputational harm and a loss of borrowers or investors. The Platforms’ compliance costs and litigation exposure could increase materially if the CFPB or other regulators enact new regulations, change regulations that were previously adopted, modify, through supervision or enforcement, past regulatory guidance, or interpret existing regulations in a manner different or stricter than have been previously interpreted.

On June 2, 2016, the CFPB announced new proposed rules governing payday, vehicle title, and certain high-cost installment loans. The proposed rules mandate that lenders must take reasonable steps to ensure that prospective borrowers have the ability to repay them. The proposal generally covers loans with a term of 45 days or less and loans with a term greater than 45 days, provided that they (1) have an all-in annual percentage rate greater than 36 percent; and (2) either are repaid directly from the consumer’s account or income or are secured by the consumer’s

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vehicle. These rules, if adopted, may impact some of the loans offered by certain Platforms. There is uncertainty as to how the CFPB’s strategies and priorities, including in both its examination and enforcement processes, will impact the Platforms’ businesses and their results of operations going forward.

Different Platforms adhere to different business models, resulting in uncertainty as to the regulatory environment applicable to the Fund. For example, one Platform may operate from a particular state to make loans to small- and mid-sized companies across the United States. The Platform must comply with that state’s licensing requirements and possible usury limitations. However, other states could seek to regulate the Platform (or the Fund as a lender under the Platform) on the basis that loans were made to companies located in such other states. In that case, loans made in those other states could be subject to the maximum interest rate limits (usury laws), if any, of such jurisdiction, which in turn could limit revenues for the Fund. Moreover, it could further subject the Platform (or the Fund) to such states’ licensing requirements.

Another Platform may follow a different model in which all loans sourced by the Platform are made through a bank. The bank may work jointly with the Platform to act as the issuer, i.e., the “true lender,” of the Platform’s loans. However, if challenged, courts may instead decide that the Platform (or the Fund as a lender under the Platform) is the true lender of the loans. Courts have recently applied differing interpretations when determining which party is the true lender. The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Fund) is deemed to be the true lender in any jurisdiction instead of the funding bank (whether determined by a regulatory agency at the state or federal level or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits (usury laws) of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Fund) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be a material adverse effect on the Sub-Adviser’s ability to continue to invest in certain or all online loans and the Fund’s ability to pursue its investment objective and generate anticipated returns.

Each sale of whole loans by the Platforms to the Fund is structured as a “true sale” and is not intended to be a financing or loan by the Fund to the Platforms. The Fund has received representations from each Platform in each Loan Purchase Agreement for whole loans that the Platforms will treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each loan transfers to the Fund all of the Platform’s right, title and interest in such loan, and the Platform will not retain any residual rights with respect to any loan.

Online lending industry participants, including Platforms and the Fund, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, online loans generally are written using standardized documentation. Thus, many borrowers may be similarly situated insofar as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the Platforms and other related entities.

The interest rates that the Platforms charge to borrowers are based upon the ability under federal law of the funding banks that originate the loans to export the interest rates of its jurisdiction of formation or incorporation to provide uniform rates to all borrowers in all states that have not opted out. Certain primary funding banks for some of the Platforms export the interest rates of Utah, the state in which they are incorporated, which allows parties to generally agree by contract to any interest rate. The current annual percentage rates offered by these banks through the Platforms for personal loans range from approximately [6]% to [29]%. Certain states, including Utah, have no statutory interest rate limitations on personal loans, while other jurisdictions have a maximum rate that is less than the current maximum rate offered by these banks through the Platforms. The Platforms could be found to be subject to state usury laws on two potential bases: first, it could be argued that, notwithstanding a bank’s funding of loans and its formal status as the lender, as a matter of substance either a Platform or a non-bank assignee and not the funding bank should be treated as the “true lender,” with the result that state usury laws would apply. Second, it could be argued that, even if the funding bank is the “true lender,” state usury laws would apply once the funding bank sells the loan to a non-bank assignee. If a borrower were to successfully bring claims against one of the Platforms for state usury law violations or other similar violations, and the rate on that borrower’s personal loan was

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greater than that allowed under applicable state law, the Platforms and the Fund could be subject to, among other things, fines and penalties, which would negatively affect the Fund. If the Platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states is determined to violate applicable lending laws, a Platform could be subject to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could significantly and adversely impact the Platforms’ operations and ability to operate, and they may be forced to end or significantly change their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Fund.

Plaintiffs may successfully challenge the funding bank or other lending models. The “true lender” argument has been litigated in a number of courts, most commonly (but not always) in cases involving short-term “payday loans” offered at triple-digit annual percentage rates, where the non-bank partner of the bank nominally making the loan provides turnkey marketing, billing, collection and accounting services in connection with the loans and also acquires the predominant if not entire economic interest in the loans. Such litigation has sought to re-characterize the non-bank loan marketer as the lender for purposes of state consumer protection and usury laws. While the Platforms’ programs do not involve payday loans and may be factually distinguishable from the activities of payday loan marketers, there nevertheless remains a risk that a court in one or more jurisdictions could conclude that the loans are unlawful because the Platform is deemed to be the “true lender” and, therefore, subject to additional state consumer protection laws. Recent case law has cast doubt on the viability of the model in which many Platforms operate and in particular their ability to charge the same rate as a funding bank after a loan has been sold to the Platform. The U.S. Court of Appeals for the Second Circuit (“Second Circuit”) recently issued a significant decision that interpreted the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non-bank assignees of loans, including the loan origination practices of certain online lenders. As a result of the decision, non-bank assignees/purchasers of bank loans may face uncertainty regarding their ability to rely upon federal preemption of state usury laws. A number of online lending Platforms purchase loans from state-chartered banks promptly after origination and rely upon federal preemption to exempt the loans from state usury caps. The Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied to those purchases by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks). In June 2016, the Supreme Court elected not to review the Second Circuit’s decision. Despite recommending that the Supreme Court decline to review the case, the Solicitor General argued that the Second Circuit’s decision was incorrect and contrary to longstanding precedent that if the interest rate in a bank’s original loan agreement was non-usurious and “valid-when-made,” the loan does not become usurious upon assignment to a non-bank third party. Nevertheless, if the Second Circuit’s decision is adopted by other federal circuit courts, the lending models of some Platforms may be severely impacted. At least one Platform has restructured the relationship with its funding bank in response to the Second Circuit decision so that the funding bank maintains a continuing economic interest in the loans that are originated for the Platform. In addition, the risk from this court decision in the three states comprising the Second Circuit may be mitigated by purchasing or investing in loans that are not above the state usury limitations in those states.

In January 2016, the U.S. District Court for the Eastern District of Pennsylvania issued a decision denying a motion by a group of non-bank servicing partners of a state chartered federal insured bank seeking to assert federal preemption as a basis to dismiss claims that loans originated by the bank and subsequently purchased by the non-bank partners violated Pennsylvania’s usury laws. The court in that case held that non-bank servicing partners could not rely on federal preemption of state usury laws in circumstances where a non-bank is perceived to be the real party in interest in a lending transaction. It is unclear whether or when the U.S. Court of Appeals for the Third Circuit will hear this case.

In June 2016, the Maryland Court of Appeals (the highest court in Maryland) issued a decision that could have potentially significant impacts on the ability of marketplace lenders to do business in Maryland. The decision concerned a California-based payday lender that entered into contractual arrangements with two federally-insured state banks to fund consumer loans to consumers residing in Maryland. The interest rates on such loans substantially exceeded the rates allowed under Maryland’s usury laws. The Maryland Court of Appeals held that the payday lender, by arranging the loans, had violated the Maryland Credit Services Business Act (the “Credit Services

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Act”), which prohibits persons engaged in a “credit services business” from assisting consumers in obtaining loans that would be prohibited under Maryland law. As part of its decision, the court held that the lender was engaged in a credit services business, noting that the Credit Services Act was intended to prevent payday lenders from partnering with non-Maryland banks to offer consumer loans at rates above those allowed under Maryland’s usury laws.

The Maryland Court of Appeals’ decision creates potentially significant complications for marketplace lenders that wish to offer consumer loans to Maryland consumers through non-Maryland banks. Marketplace lenders may be required to obtain a credit services business license in order to market loans originated by a financial institution, and such loans may be required to adhere to the provisions of the Credit Services Act respecting the Maryland usury caps. It is also unclear whether the Maryland Court of Appeals’ decision will influence the federal courts or the courts of other states in the United States that have usury caps.

Additionally, in July 2015, the U.S. Treasury Department (the “Treasury Department”) issued an informational request about the benefits and risks associated with new online lending Platforms. The information requested asked for responses on various topics, including how online lenders manage the risk of fraud and hacker attacks, how they protect consumers against scams or default, how much investors in the loans rely on borrowed money, and whether the lenders should have to put up their own capital to back loans they originate or underwrite. On May 10, 2016, the Treasury Department issued a white paper regarding its review of the online marketplace lending industry. The report, based in part on the responses received from the July 2015 informational request, provides a broad overview of marketplace lending and makes a series of policy recommendations. Although the report discusses the marketplace lending industry as a promising and innovative market development, it expresses concerns about certain potentially negative effects on consumers and small businesses, and recommends, among other things, greater regulation and further study. If a change in the laws or the interpretations of current laws were to occur, the Platforms could be required to either change the manner in which they conduct their operations or halt business operations all together, which would have a material adverse effect on the Fund and its ability to pursue its investment objective and investment strategy.

Risk of the Platform or Fund being deemed the true lender

The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Fund) is deemed to be the true lender in any jurisdiction (whether determined by a regulatory agency or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Fund) could be subject to additional regulatory requirements in addition to any restitution and/or penalties and fines as to existing loans (and any new loans originated at rates that are not permitted under the laws of the states in question), subject to applicable statutes of limitation. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be an adverse effect on the Sub-Adviser’s ability to continue to invest in certain or all online loans and the Fund’s ability to pursue its investment objective and generate anticipated returns.

The risk that either the Platforms or the Fund (as lender member) is deemed the true lender in any jurisdiction exists with respect to loans made to both consumers and businesses. U.S. courts have rarely analyzed questions regarding true lenders in the context of business loans. Although it is expected that U.S. courts’ true lender analysis would be the same for both consumer and business loans, additional uncertainty exists as to how U.S. courts would analyze questions regarding true lenders in a business loan context. Although the Fund is not currently aware that any state regulators have taken the position that the Platforms are the actual providers of loans to borrower members, any action undertaken by state regulators to assert such a position could have a material adverse effect on the lending model utilized by the online lending industry and, consequently, the ability of the Fund to pursue a significant part of its investment strategy.

At any time there may be litigation pending against banks that issue loans for the Platforms. Any such litigation may significantly and adversely impact the Platforms’ ability to make loans or subject them to fines and penalties, which could consequently have a material adverse effect on the Fund.

The Platforms could also be forced to comply with the lending laws of all U.S. states, which may not be feasible and could result in Platforms ceasing to operate. Any increase in cost or regulatory burden on a Platform could have a

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material adverse effect on the Fund. Specifically, adverse rulings by courts in pending and potential future matters could undermine the basis of the Platforms’ business models and could result ultimately in a Platform or its lender members being characterized as a lender, which as a consequence would mean that additional U.S. consumer protection laws would be applicable to the borrower member loans sourced on such Platforms, rendering such borrower member loans voidable or unenforceable. In addition, a Platform or its lender members could be subject to claims by borrower members, as well as enforcement actions by regulators. Even if a Platform were not required to cease operation with residents of certain states or to change its business practices to comply with applicable laws and regulations, the Platform or its lender members could be required to register or obtain, and maintain, licenses or regulatory approvals in all 50 U.S. states at substantial cost. If a Platform were subject to fines, penalties, or other regulatory action, or ceased to operate, this could have a material adverse effect on the Fund and its investments in such Platform.

Fair Debt Collection Practices Act

The U.S. Federal Fair Debt Collection Practices Act (FDCPA) provides guidelines and limitations on the conduct of third-party debt servicers in connection with the collection of consumer debts. In order to ensure compliance with the FDCPA, the Platforms often contract with professional third-party debt collection agencies to engage in debt collection activities. The Consumer Financial Protection Bureau, the U.S. federal agency now responsible for administering the FDCPA, is engaged in a comprehensive rulemaking regarding the operation of the FDCPA which likely will affect the obligations of sellers of debt to third parties, as well as change other regulatory requirements. Any such changes could have an adverse effect on any U.S. Platforms following a certain model and therefore on the Fund as a lender member. The U.S. Fair Credit Reporting Act (“FCRA”) regulates consumer credit reporting. Under the FCRA, liability may be imposed on furnishers of data to credit reporting agencies to the extent that adverse credit information reported is false or inaccurate.

Privacy and Data Security Laws

The U.S. Federal Gramm-Leach-Bliley Act (GLBA) limits the disclosure of non-public personal information about a consumer to non-affiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and non-affiliated third parties. A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other federal and state statutes deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. Platforms following certain Platform models generally have privacy policies that conform to these GLBA and other requirements. In addition, such U.S. Platforms have policies and procedures intended to maintain Platform participants’ personal information securely and dispose of it properly. The Platforms do not and the Fund will not sell or rent such information to third parties for marketing purposes. Through its participation in the Platforms, the Fund will obtain non-public personal information about loan prospective borrowers, as defined in GLBA, and intends to conduct itself in compliance with, and as if it is subject to the same limitations on disclosure and obligations of safeguarding and proper disposal of non-public personal information.

In addition, the Fund could be subject to state data security laws, depending on whether the information the Fund obtains is considered non-public personally identifiable information under those state laws. Any violations of state data security laws by the Fund could subject it to fines, penalties, or other regulatory action on a state-by-state basis, which, individually or in the aggregate, could have a material adverse effect on the Fund due to the compliance costs related to any violations as well as costs to ensure compliance with such laws on an ongoing basis. Additionally, any violations of the GLBA by the Fund could subject it to regulatory action by the U.S. Federal Trade Commission, which could require the Fund to, inter alia, implement a comprehensive information security and reporting program and to be subject to audits on an ongoing basis.

OFAC and Bank Secrecy Act

In co-operation with various banks, the U.S. Platforms implement the various anti-money laundering and screening requirements of applicable U.S. federal law. The Fund will not be able to control or monitor the compliance of the various banks or the Platforms with these regulations. Moreover, in the Fund’s participation with the Platforms, it will be subject to compliance with the Office of Foreign Assets Control (“OFAC”), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which for the Fund will generally involve co-operation

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with U.S. authorities in investigating any purported improprieties. Any material failure by any of the various banks, the Platforms or the Fund to comply with OFAC and other similar anti-money laundering restrictions or in connection with any investigation relating thereto could result in additional fines or penalties that, depending on the violations, could amount to $1,000 to $25,000 per violation. Such fines or penalties could have a material adverse effect on the Fund directly, for amounts owed for fines or penalties, or indirectly, as a negative consequence of the decreased demand for loans from the Platforms as a result of any such adverse publicity and other reputational risks associated with any such fines and penalties assessed against the Platforms or the various banks.

Service Members Civil Relief Act

U.S. federal law provides borrower members on active military service with rights that may delay or impair a Platform’s ability to collect on a borrower member loan. The Service Members Civil Relief Act (“SCRA”) requires that the interest rate on pre-existing debts, such as member loans, be set at no more than 6 percent while the qualified service member or reservist is on active duty. A holder of a Note, Certificate or whole loan that is dependent on such a member loan, as the Fund may be, will not receive the difference between 6 percent and the original stated interest rate for the member loan during any such period. This law also permits courts to stay proceedings and execution of judgments against service members and reservists on active duty, which may delay recovery on any member loans in default and, accordingly, payments on the notes that are dependent on these member loans. If there are any amounts under such a member loan still due and owing to the Platform after the final maturity of the notes that correspond to the member loan, the Platform will have no further obligation to make payments on the notes to the Fund, even if the Platform later receives payments after the final maturity of the notes.

Platforms do not take military service into account in assigning loan grades to borrower member loan requests. In addition, as part of the borrower member registration process, Platforms do not request their borrower members to confirm if they are a qualified service member or reservists within the meaning of the SCRA. The SCRA is specific to the United States and therefore does not pose a risk for other jurisdictions in which the Fund may invest.

Regulatory Regime in the United Kingdom

The Fund may invest in online lending-related securities through Platforms domiciled in the UK. Such Platforms must be authorized and regulated by the Financial Conduct Authority (“FCA”) in order to engage in the regulated activity of “operating an electronic system in relation to lending,” following changes to consumer credit regulation in April 2014. The FCA is currently allowing application periods, giving Platforms with interim permission a three-month window in which they must apply to the FCA for full authorization. If any Platform through which the Fund invests were to fail to obtain full authorization, the Platform might be forced to cease its operations, which would disrupt the servicing and administration of loans to which the Fund has exposure through that Platform. Any such disruption may impact the quality of debt collection procedures in relation to those loans and may result in reduced returns to the Fund from those investments.

The FCA has recently also introduced new regulatory controls for Platform operators, including the application of conduct of business rules (in particular, relating to disclosure and promotions), minimum capital requirements, client money protection rules, dispute resolution rules and a requirement for firms to take reasonable steps to ensure existing loans continue to the administered if the firm goes out of business. The introduction of these regulations and any further new laws and regulations could have a material adverse effect on UK Platforms’ businesses and may result in interruption of operations by such Platforms or the passing on of the costs of increased regulatory compliance to investors, such as the Fund, in the form of higher origination or servicing fees.

The Fund may invest in loans that constitute regulated credit agreements (consumer credit loans) under the Financial Services and Markets Act 2000 (“FSMA”). Article 60B of the amended Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 (“RAO”) provides that the activity of entering into a regulated credit agreement as lender or exercising or having the right to exercise the lender’s rights and duties under such credit agreement requires FCA authorization. However, article 60I of the RAO and paragraph 55 of the schedule to the Financial Services and Markets Act 2000 (Exemption) Order 2001 provide exemptions from authorization to persons who acquire rights under a regulated credit agreements (but who do not make any such loans or extend any new credit), provided that the servicer of such loans is appropriately authorized by the FCA.

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The Fund is not authorized by the FCA in respect of consumer credit activities. To the extent that it acquires any loans which are regulated credit agreements under FSMA, the Fund will be required to ensure that a person with the appropriate FCA authorization is engaged to service such regulated credit agreements in accordance with the exemptions from authorization under article 60B and paragraph 55 outlined above. If the FCA were to successfully challenge the Fund’s reliance on this exemption, this could adversely affect the Fund’s ability to invest in consumer loans in the United Kingdom or other online lending-related securities relating to such consumer loans, and could subject to the Fund to costs that could adversely affect the results of the Fund.

Regulatory Regime in Other Jurisdictions

In the future, the Fund’s loan investments may be sourced from Platforms domiciled outside the United States, except that the Fund will not invest in Platforms domiciled in emerging markets countries, as determined by the Adviser or Sub-Adviser. The Platforms and their investors may face regulation in the other jurisdictions in which the Fund invests. Many other jurisdictions have regulatory regimes in place to authorize or regulate Platforms. If any entity operating a Platform through which the Fund invests, or any entity that is the lender under a loan agreement facilitated by that Platform, were to lose its license or have its license suspended or revoked, the Platform might be forced to cease its operations, which could impair the ability of the Fund to pursue its investment strategy by investing in loans originated by that Platform, and could disrupt the servicing and administration of loans to which the Fund has exposure through that Platform. Any such disruption may impact the quality of debt collection procedures in relation to those loans and may result in reduced returns to the Fund from those investments. In addition, some jurisdictions may regulate the terms of loans issued through a Platform or impose additional requirements on investments in such loans, which could impact the value of online lending-related securities purchased from a Platform operating in such a jurisdiction or the ability of the Fund to pursue its investment strategy by investing in loans originated by such a Platform. New or amended laws or regulations could disrupt the business operations of Platforms operating in jurisdictions in which the Fund invests and could result in the Platforms passing on of increased regulatory compliance costs to investors, such as the Fund, in the form of higher origination or servicing fees.

Systems and Operational and Cybersecurity Risks

The Fund depends on the development and implementation of appropriate systems for the Fund’s activities. The Fund relies heavily on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain loans, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. The Sub-Adviser may not be in a position to verify the risks or reliability of such third-party systems. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, their affiliates and the shareholders. Any failure of the information technology (“IT”) systems developed and maintained by the Sub-Adviser or Adviser could have a material adverse effect on the ability of the Fund to acquire and realize investments and therefore negatively impact the Fund’s performance.

The Sub-Adviser will be reliant upon attaining data feeds directly from the Platforms via an API connection. Any delays or failures could impact operational controls and the valuation of the Fund’s portfolio. While the Sub-Adviser has in place systems to continually monitor the performance of these IT systems, there can be no guarantee that issues will not arise that may require attention from a specific Platform. Any such issues may result in processing delays. To seek to mitigate this risk the Sub-Adviser will seek to put in place, with each Platform through which the Fund intends to invest, a defined process and communication standard to support the exchange of data.

Technology complications associated with lost or broken data fields as a result of Platform-level changes to API protocols may impact the Fund’s ability to receive and process the data received from the Platforms.

To effectuate the Fund’s investment objective, the Sub-Adviser’s activities will be dependent upon systems operated by third parties, including without limitation the Platforms, banks, market counterparties and other service providers, and the Sub-Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Sub-Adviser, Platforms, banks, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for.

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In addition, despite the security measures established by the Sub-Adviser and other third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in a Platform’s, the Sub-Adviser’s and/or the Fund’s operations or breach of such Platform’s, the Sub-Adviser’s and/or the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage.

The highly automated nature of a Platform may make it an attractive target and potentially vulnerable to cyberattacks, computer viruses, physical or electronic break-ins and similar disruptions. If a hacker were able to infiltrate a Platform, the Fund may experience losses on, or delays in the recoupment of amounts owed on, a fraudulently induced purchase of a loan. If a Platform is unable to prevent such activity, the value of the loans and such Platform’s ability to fulfill its servicing obligations and to maintain the Platform would be adversely affected. Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, the Platforms may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in software are exposed and exploited, relationships with borrowers and investors could be severely damaged. All of these potential risks may cause a decrease in the amount of loans acquired by the Platforms, which may directly affect the Fund and its ability to achieve its investment objective. The potential for security breaches may also adversely affect the Fund due to its reputational impact on the Platforms and wider effect on the online lending industry as a whole.

Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and the shareholders’ investments therein.

General Risks

No Operating History

The Fund is a non-diversified, closed-end management investment company with no history of operations or public trading and is designed for long-term investors and not as a trading vehicle. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investor risk. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of the public offering.

Non-Listed Closed-End Fund Risk

The Fund is designed for long-term investors and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in Common Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Common Shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Fund has not listed the Common Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares unless they are listed on a securities exchange, if at all. The NAV of the Common Shares may be volatile. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.

Repurchase Policy Risk

Repurchases of Common Shares will reduce the amount of outstanding Common Shares and, thus, the Fund’s net assets. To the extent that additional Common Shares are not sold, a reduction in the Fund’s net assets may increase

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the Fund’s expense ratio (subject to the Adviser’s and Sub-Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Common Shareholders, the Fund will repurchase only a pro rata portion of the Common Shares tendered by each Shareholder. In addition, because of the potential for such proration, Common Shareholders may tender more Common Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Common Shares, increasing the likelihood that other Common Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Common Shareholders have the ability to sell their Common Shares to the Fund pursuant to a repurchase offer, the price at which a Common Shareholder may sell Common Shares, which will be the NAV per Common Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Common Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Common Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Common Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered, which may increase risks for remaining Common Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Common Shareholders who do not tender their Common Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. The purchase of Common Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Common Shareholder chooses to participate in a repurchase offer, the Common Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Common Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Common Shareholder seeks to sell Common Shares to the Fund as part of a repurchase offer, the Common Shareholder will be required to do so without knowledge of what the repurchase price of the Common Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Common Share prior to the repurchase date. In addition, the repurchase of Common Shares by the Fund may be a taxable event to Common Shareholders. See “Repurchase Policy” below for additional information on, and the risks associated with, the Fund’s repurchase policy.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the loans and other securities owned by the Fund. The value of these securities and financial assets may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally, the bond market, status of borrowers or particular industries.

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), rate of inflation, asset reinvestment and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

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In particular, economic and financial market conditions began to significantly deteriorate approximately seven years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has, in the recent past, experienced relatively high levels of unemployment and constrained lending. The Fund’s investment strategies and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for loans, debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although financial markets have generally improved, significant challenges still remain due to slow global growth and international market volatility. Global and economic headwinds, along with global market instability, may continue to cause periodic volatility in the market for some time. To the extent economic conditions experienced in the recent past re-emerge, they may adversely impact the investments of the Fund.

There can be no assurance that conditions in the global financial markets will not worsen and/or adversely affect one or more of the Fund’s investments, its access to capital for leverage or the Fund’s overall performance. The Fund’s investment strategy relies in part on the continuation of certain trends and conditions observed in the market for investments (e.g., the inability of certain companies and individuals to obtain financing solutions from traditional lending sources or otherwise access the capital markets) and the broader financial markets as a whole, and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Fund, the Adviser, the Sub-Adviser and the Platforms will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

High-Yield Instruments and Unrated Debt Securities Risk

The loans purchased by the Fund are not rated by an NRSRO. In evaluating the creditworthiness of borrowers, the Sub-Adviser relies on the ratings ascribed to such borrowers by the relevant Platform or otherwise determined by the Sub-Adviser. The analysis of the creditworthiness of borrowers of loans may be a lot less reliable than for loans sourced through more conventional means. In addition, the Fund may invest in debt securities and instruments that are classified as “higher yielding” (and, therefore, higher risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated. These investments are commonly referred to as “junk” investments. Investments in such securities are subject to greater risk of loss of principal and interest than higher rated instruments and may be considered to be predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal. Such investments may also be considered to be subject to greater risk than those with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high-yield instruments, the yields and prices of such instruments may fluctuate more than those that are higher rated. The market for high-yield instruments may be smaller and less active than those that are higher rated, which may adversely affect the prices at which the Fund’s investments can be sold and result in losses to the Fund, which, in turn, could have a material adverse effect on the performance of the Fund. Such securities and instruments are generally not exchange traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace.

Risk of Bonds and Other Debt Securities Backed by Pools of Online-Sourced Loans

The Fund may invest in bonds and other debt securities backed by a pool of online-sourced loans. These investments include bonds or other debt securities issued by special purpose vehicles (“SPVs”) established solely for the purpose of holding online-sourced loans secured only by such assets (which practice is known as securitization). Payment of principal and interest on such bonds and debt securities is dependent upon the cash flows generated by the

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underlying loans, and therefore these investments are subject to the same types of risks as direct investments in online-sourced loans.

Equity Securities Risk

The prices of equity securities change in response to many considerations, including the historical and prospective earnings of the issuer, the value of its assets, changes in demand for an issuer’s products or services, increased production costs, overall economic conditions, management decisions, interest rates, currency exchange rates, investor sentiment, and market liquidity. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of any equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. Any investment the Fund makes in preferred stocks carries its own unique risks. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. In addition, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. The prices of preferred stock also tend to move upwards slower than common stock prices and preferred stock may be substantially less liquid than common stock or other securities.

SME Loans Risk

The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans.

Student Loans Risk

In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Real Estate Loans Risk

Investments in real estate loans may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund’s investments.

Depositary Receipts Risk

The Fund may invest in depositary receipts, including unsponsored depositary receipts. The issuers of unsponsored depositary receipts may not provide as much information about the underlying issuer and the depositary receipts may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

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Repurchase Agreements Risk

Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund may seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk

The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

When-Issued and Delayed Delivery Transactions Risk

The Fund may purchase fixed-income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Convertible Securities Risk

Convertible Securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. When the market price of the underlying common stock approaches or is greater than the convertible security’s conversion price, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer’s debt obligations.

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Collateralized Debt Obligations (“CDO”) Risk

Cash flows in a CDO are split into two or more tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the underlying pool of bonds and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CDO securities as a class. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities may not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by an NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different from those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidations due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Risk of Investing in Other Investment Companies

Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in other investment companies are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in other investment companies may expose the Fund to an additional layer of financial leverage. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.

Valuation Risk

The Platform Loans are investments for which market quotations are not readily available. Accordingly, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Determination of Net Asset Value.” Fair value pricing may require subjective determinations about the value of an investment or other asset. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. In addition, uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, there can be no assurance that fair value pricing will reflect the values that would have been used if a ready market existed for the investments, and it is possible that the fair value determined for an investment or other asset will be materially different from the prices used by others for the same investment or other asset and/or from the value that actually could be or is realized upon the sale of that investment or other asset. The Fund’s NAV and distributions could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Legal and Regulatory Risk – General

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The regulation of U.S. and non-U.S. securities and investment funds, such as the Fund, has undergone substantial changes in recent years, and such change may continue. New (or revised) laws or regulations may be imposed by the U.S. Congress, CFTC, SEC, U.S. Federal Reserve or other banking regulators, the U.S. Department of Labor, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the

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enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser are eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions. For example, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC. For the Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish positions in derivative instruments subject to the jurisdiction of the CEA (other than positions entered into for hedging purposes) may not exceed five percent of the Fund’s liquidation value or, alternatively, the net notional value of the Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund’s liquidation value. In the event the Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a “commodity pool operator,” it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

The Dodd-Frank Act establishes rigorous oversight standards for the U.S. economy, market participants and businesses. The implementation of the Dodd-Frank Act will occur over a period of time and its impact on the Fund and the ability of the Fund to meet its investment objective is unknown. The effect of the Dodd-Frank Act or other regulatory changes on the Fund could be substantial and may adversely affect the Fund’s performance. The implementation of the Dodd-Frank Act could also adversely affect the Adviser, Sub-Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s, Sub-Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser, Sub-Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The Dodd-Frank Act and related regulations have had a significant impact on trading and use of many derivative instruments, and derivative dealers have become subject to new business conduct standards and disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, margin requirements and other regulatory burdens. These new regulatory and margin requirements will increase the overall costs for derivatives dealers and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Derivatives dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as the Fund in the form of higher fees or less advantageous dealer marks. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser, Sub-Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. The Fund could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

As internet commerce continues to evolve, increasing regulation by U.S. federal and state governments becomes more likely. Platforms may be negatively affected by the application of existing laws and regulations or the enactment of new laws applicable to online lending. In addition, federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet. These taxes could discourage the use of the Internet as a means of consumer lending, which would adversely affect the viability of the Platforms. As a result, the Fund’s performance would be negatively impacted by the non-viability of any or all of the Platforms in whose loans it has invested.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance-related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism

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generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income received by the Fund from its investments is likely to have a negative effect on the NAV and/or distributions to the Common Shareholders.

Risks of Investing in the Equity of Platforms

These investments are expected to be in entities which are smaller companies. Smaller companies, in comparison to larger companies, often have a more restricted depth of management and higher risk profiles. Investors should not expect that the Fund will necessarily be able to realize, within a period which they would otherwise regard as reasonable, its investments in such companies and any such realizations that may be achieved may be at considerably lower yields than expected.

The Fund may invest in the listed or unlisted equity of any Platform, excluding financial instruments issued by a Platform that are backed by, or linked to, a loan. Investments in unlisted equity, by their nature, involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed securities and therefore may be more difficult to realize.

In comparison with listed and quoted investments, unlisted companies are subject to further particular risks, including that they:

•	may have shorter operating histories and smaller market shares, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a founder or small group of persons and, if any such persons were to cease to be involved in the management or support of such companies, this could have a material adverse impact on their businesses and prospects and the investment in them made by the Company; and

•	generally have less predictable operating results and may require significant additional capital to support their operations, expansion or competitive position.

Investments which are unlisted at the time of acquisition may remain unlisted and may, therefore, be difficult to value and/or realize.

Leverage Risk

The use of leverage creates an opportunity for increased net investment income dividends for Common Shareholders, but also creates risks for Common Shareholders. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the

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Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater volatility in the Fund’s NAV and the level of the Fund’s distributions.  Also, if the Fund is utilizing leverage, a decline in NAV could affect the ability of the Fund to make distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. The Fund will also have to pay interest or dividends on its leverage, which may reduce the return on the Common Shares. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

The Fund initially intends to use credit facility borrowings of up to [     ]% of its Managed Assets for investment purposes. The use of a credit facility creates certain additional risks.

If the Fund borrows funds from banks or other financial institutions (i.e., a credit facility), the Fund may be required to prepay its loan or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under a credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. In the event of a precipitous drop in the value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off a credit facility and might suffer mandatory liquidation of positions in a declining market at low prices, thereby incurring substantial losses.

Subject to market conditions, the Fund may issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Common Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If the Fund uses leverage, the amount of fees paid to the Adviser and Sub-Adviser for management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and Sub-Adviser have a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Sub-Adviser and the Common Shareholders as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.

The Fund anticipates that leverage for investment purposes will pay interest or dividends based on shorter term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the rate paid on leverage as reset periodically, the leverage may cause Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the rate paid on leverage could exceed the rate of return on securities held by the Fund, reducing return to Common Shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Common Shareholders. There is no assurance that a leveraging strategy will be successful.

Derivatives Risk

The Fund may invest in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for investment purposes and for hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the value of such instruments and the underlying instruments upon which derivatives transactions are based. Derivatives can be illiquid and highly volatile, may disproportionately increase losses, and may have a potentially large impact on the Fund’s performance. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its

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transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, uncleared OTC derivative transactions are generally less liquid than exchange-traded or cleared instruments.

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. Counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not perform its obligations under a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance.

Furthermore, the Fund’s ability to successfully use derivative transactions depends on the Adviser’s and Sub-Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated or earmarked liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser and Sub-Adviser cannot predict the effects of these regulations on the Fund’s portfolio.

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will have entered into hedging or other transactions at times or under circumstances in which it may have been advisable to do so.

Failure of Futures Commission Merchants and Clearing Organizations

The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CFTC with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA and certain rules thereunder require an FCM to segregate all funds received from customers with respect to any orders for the

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purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA and certain rules thereunder require each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by the FCM on a commingled basis in an omnibus account and may be invested by the FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or FCM as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s FCM. In addition, the assets of the Fund may not be fully protected in the event of the FCM’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the FCM’s other clients or the FCM’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the FCM on its behalf with the clearing organization.

Structured Products Risk

The Fund may invest in structured investments, structured notes and other similar products consistent with the Fund’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with, or purchase by, an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including liquidity risk, interest rate risk, credit risk and market risk. When the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on

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the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. See “Risks—Structured Products Risk.”

Counterparty Risk

Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivatives positions and liquidity providers for the Fund’s other investments supported by another party’s credit will affect the value of those instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

Some, but not all, derivatives may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each derivative contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund. Uncleared derivatives have no such protection; each party bears the risk that its direct counterparty will default.

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Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Foreign and Emerging Markets Risk

Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund may be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. The Fund will not invest in loans sourced from Platforms in emerging markets, as determined by the Adviser or Sub-Adviser pursuant to guidelines approved by the Board. The risks of investing in emerging markets countries are greater than risks associated with investments in foreign developed countries. Investments in securities of emerging markets issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

The Fund may invest directly or indirectly in the online lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to online lending-related securities of United States issuers. The foreign online lending industry may be subject to less governmental supervision and regulation than exists in the United States; conversely, foreign regulatory regimes that govern the online lending industry may be more complex and more restrictive than those in the United States, resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign Platforms may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The same limitations on sub-prime investments and access to loan-level data would apply to investments made through Platforms domiciled outside the United States.

The Fund’s exposure to online lending-related securities issued by foreign issuers may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. As described further under “Currency Risk,” fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in online lending-related securities of foreign issuers. The Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

Currency Risk

Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the foreign currencies in which the Fund’s investments are traded, in which the Fund receives income or in which the Fund has taken a position will decline in value relative to the U.S. dollar. Currency risk also includes the risk that a currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may

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involve leverage risk in addition to currency risk. In purchasing or selling local currency to fund trades denominated in that currency, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies and the Fund’s income available for distribution. Some countries have and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.

Other Investment Companies Risk

The Fund may invest in other registered investment companies, including open- and closed-end funds and ETFs. With respect to closed-end funds and ETFs, the market value of their shares may differ from the NAV of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s Common Shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying investment companies or investment funds. In addition, the securities of other investment companies may also be leveraged and will, therefore, be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Sub-Adviser.

Risks Relating to Fund’s RIC Status

The Fund intends to elect to be treated, and intends to qualify and be treated each year, as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests (the “Diversification Tests”) and at least 90% of its gross income for such year must consist of certain types of qualifying income. The Diversification Tests will be satisfied if, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the diversification requirement for qualification as a RIC. So long as the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to Common Shareholders, provided that, for each taxable year, the Fund distributes to its Common Shareholders an amount equal to or exceeding 90% of the sum of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income, if any. The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. If Congress, the Treasury Department or the IRS were to take any action that altered the Fund’s current understanding of these requirements, certain types of income representing a significant portion of the Fund’s gross income may not constitute qualifying income or the Fund may not be adequately diversified. In that case, the Fund could be forced to change the manner in which it pursues its investment strategy or, if the Fund were ineligible to or otherwise did not “cure” its failure to meet such requirements, the Fund could cease to qualify for the special U.S. federal income tax treatment accorded RICs. If for any taxable year the Fund did not qualify as a RIC, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the Common Shareholder level to the extent of the Fund’s current or accumulated earnings and profits. See “Federal Income Tax Matters.”

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Tax Treatment of Loans Risk

No statutory, judicial or administrative authority directly discusses how the Loans should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in the Loans is uncertain. The tax treatment of the Fund’s investment in the Loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a RIC under Subchapter M of the Code.

As described above, the Fund currently anticipates that its online loan investments will initially consist substantially of whole loans sourced from lending Platforms based in the United States. For purposes of the Diversification Tests, it may be uncertain whether the issuer of such whole loans made by the Fund will be the Platform, or the underlying borrowers with respect to such investments. In the opinion of Dechert LLP, tax counsel to the Fund, whole loans acquired by the Fund under the circumstances described below in “Federal Income Tax Matters” should be treated as issued by the underlying borrower for the purposes of the Diversification Tests. Based on such opinion, the Fund intends to treat the underlying borrowers as the issuers of whole loans (and not the Platforms) for purposes of the Diversification Tests. However, such opinion is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if litigated. While the Fund intends to invest in Loans sourced by various Platforms, there may be times where a substantial portion of its online loan investments will be sourced from one Platform. Thus, a determination or future guidance by the IRS that the issuer of such whole loans is the Platform may adversely affect the Fund’s ability to meet the Diversification Tests and qualify as a RIC. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in Fund-level taxation and, consequently, a reduced return on your investment. The Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. See “Federal Income Tax Matters.”

Risk of Treatment as a Non-Publicly Offered RIC

The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Fund’s stock collectively are held by at least 500 persons at all times during a taxable year, (ii) shares of the Fund’s stock are treated as regularly traded on an established securities market or (iii) shares of the Fund’s stock are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). The Fund cannot provide assurance that it will be treated as a publicly offered regulated investment company for all taxable years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from the Fund in the amount of such U.S. shareholder’s allocable share of the Fund’s management fees and certain of other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “Federal Income Tax Matters.”

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in Loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Common Shareholders, may receive larger capital gain distributions than they would in the absence of such transactions.

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Liquidity of Common Shares Risk

An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. The Fund is designed for long-term investors and not as a trading vehicle. Unlike traditional listed closed-end funds, the Fund has not listed the Common Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares unless they are listed on a securities exchange, if at all. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although the Fund will conduct quarterly repurchase offers of its Common Shares, there is no guarantee that all tendered Common Shares will be accepted for repurchase or that Common Shareholders will be able to sell all of the Common Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed. See “Repurchase Policy—Suspension or Postponement of Repurchase Offer” and “Repurchase Policy Risk.”

An investment in Common Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Common Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy). The NAV of the Common Shares may be volatile. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Common Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s debt holdings and Common Shareholder’s income distributions from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Treatment of Fund Investments under Federal Securities Laws

The Fund has been advised that it is the current view of the SEC and its staff that the purchase of whole loans through online lending Platforms involves the purchase of “securities” issued by the originating Platforms under the Securities Act.  If the Platform Loans purchased by the Fund, such as whole loans, are deemed to be “securities” under federal securities law, then the issuers of such instruments are subject to a wide range of obligations and sanctions.  At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document.  Even though an exemption from registration with the SEC is typically utilized by the issuers of the Platform Loans that are securities, the anti-fraud provisions of the federal securities laws still apply.  Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement.  Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and the Fund may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons.  Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions.  In addition, there are separate obligations and sanctions under securities laws which exist in each and every state.

There is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the SEC.  In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes.  To the extent certain Platform Loans, such as whole loans, are not, in the future, deemed to be “securities”

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under the Securities Act, the Fund would not be able to seek the remedies described above with respect to such instruments.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in the obligations of fewer issuers than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. See “The Fund’s Investments—Additional Investment Practices—Portfolio Turnover” and “Federal Income Tax Matters.”

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Sub-Adviser and the individual portfolio managers to develop and effectively implement strategies that achieve the Fund’s investment objective. There is no assurance that the Sub-Adviser and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by the Sub-Adviser and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board. See “Description of Anti-Takeover Provisions in the Declaration of Trust and the By-Laws.”

Potential Conflicts of Interest Risk

The Sub-Adviser is responsible for managing the Fund as well as other investment companies. The Adviser’s and/or Sub-Adviser’s investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Subject to the requirements of the 1940 Act, the Adviser and/or Sub-Adviser intend to engage in such activities and may receive compensation from third parties for their services. None of the Adviser, the Sub-Adviser or any of their affiliates is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser, Sub-Adviser and their affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Adviser, Sub-Adviser or their affiliates, and it is possible that the Fund could sustain losses during periods in which one or

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more of the Fund’s affiliates and/or other accounts managed by the Adviser, Sub-Adviser or their affiliates achieve profits on their trading for proprietary or other accounts, or otherwise perform less favorably.

Minimal Capitalization Risk

The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through this offering of Common Shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise sufficient capital may adversely affect the Fund’s financial condition, liquidity and performance, as well as its compliance with certain regulatory requirements.

Management of the Fund

Board of the Fund

The management of the Fund, including general supervision of the duties performed by the Adviser and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, is the responsibility of the Board. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Trustees and Officers” in the SAI.

The Adviser and Sub-Adviser

The Fund has entered into a Management Agreement with the Adviser. The Adviser’s principal office is located at 666 Third Avenue, 9th Floor, New York, New York 10017. As of [     ], [     ], the Adviser managed approximately $[     ] billion in assets. The Adviser has been a registered investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. Pursuant to the Management Agreement, the Adviser is responsible for, among other things, furnishing a continual investment program for the Fund in accordance with the investment objective and policies described in this prospectus, coordinating and monitoring the investment activities of the Sub-Adviser, and managing, supervising and conducting the Fund’s business affairs, each subject to the general supervision and direction of the Board of the Fund.

The Sub-Adviser has been a registered investment adviser since 2010. It serves as an investment adviser to pooled investment vehicles, institutional investors and individuals and, as of [     ], managed approximately $[     ] million in assets. The Sub-Adviser’s principal office is located at 601 Gateway Boulevard, Suite 1050, South San Francisco, California 94080. The Fund is not responsible for paying the sub-advisory fee to the Sub-Adviser.

Under the general supervision of the Board and the Adviser, the Sub-Adviser will act as investment sub-adviser for and manage the investment and reinvestment of the assets of the Fund. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, instruments, cash and other investments contained in the Fund’s portfolio, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Fund under the 1940 Act.

The Adviser will furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its affairs and will pay the salaries and fees of all officers and Trustees of the Fund who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment and administrative activities. In return for these investment advisory services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Management Agreement in a maximum amount equal to the annual rate of [     ]% of the [quarterly] value of the Fund’s Managed Assets. Such fee is payable [quarterly] in arrears.

There are no third-party beneficiaries to the Management Agreement. In consideration of sub-advisory services provided by the Sub-Adviser, the Sub-Adviser is entitled to receive a portion of the fee paid by the Fund to the Adviser (net of any fee waiver and expense reimbursement arrangements).

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The Sub-Adviser serves as the Fund’s investment sub-adviser pursuant to a Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board, is responsible for the management of the Fund’s investment portfolio. The Sub-Adviser’s fee is an equal split with the Adviser of the Net Revenue of the Fund.  “Net Revenue” includes the management fee entitled to be received by the Adviser less fees waived and/or reimbursed by the Adviser and less all expenses incurred by the Adviser (or its wholly owned affiliates) in connection with the creation, organizational, operation, offering and distribution of the Fund. There are no third-party beneficiaries to the Sub-Advisory Agreement, except for the Fund.

In approving the Management Agreement and the Sub-Advisory Agreement, the Board considered that the fee payable by the Fund to the Adviser is determined based on the Managed Assets of the Fund, including assets acquired through the use of leverage and, therefore, that the fees payable to the Adviser and the Sub-Adviser will increase with the use of leverage. A discussion regarding the basis for the Board approval of the Fund’s Management Agreement will be available in the Fund’s initial report to Common Shareholders. The basis for subsequent continuations of the Management Agreement and Sub-Advisory Agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Carlos Nogueira serves as the Adviser’s Investment Team Member of the Fund. Mr. Nogueira joined the Adviser in 2009. He serves as Deputy Portfolio Manager for other registered investment companies advised by the Adviser. From 2005 to 2008, he was a member of the Risk Committee for Morgan Stanley and was the Risk Manager for the Emerging Markets, Foreign Exchange, and Strategic Trading desks. From 2002 to 2005, he started and managed a trading-flows monitoring program that integrated, tracked, and analyzed trading flows across multiple trading platforms. Mr. Nogueira received a PhD in Cognitive and Neural Systems from Boston University, an MS in Computer Science from the National Institute of Space Research, and a BS in Electrical Engineering from the Federal University of Minas Gerais (Brazil).

Peter Sterling serves as the Sub-Adviser’s Portfolio Manager of the Fund. Mr. Sterling is currently a senior member of the Sub-Adviser’s Management Committee and serves as the President and Portfolio Manager of the Coastland Direct Yield Fund. Mr. Sterling has 16 years of industry experience investing in credit, equity, and derivative portfolios and has invested in non-performing loans in the consumer and commercial credit card space.  Prior to joining the Sub-Adviser, Mr. Sterling co-managed a multi-billion dollar capital structure arbitrage portfolio at KBC Alternative Investments and Marin Capital.  Previous to that, Mr. Sterling traded derivatives at DE Shaw/KBC FP and on the American Stock Exchange. Mr. Sterling graduated from Cornell University with a BA in Economics and Psychology.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Fund, the Adviser and the Sub-Adviser have adopted a Code of Ethics relating to personal securities transactions. The Code permits Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code of Ethics.

Control Person

To provide the initial capitalization of the Fund, [     ] has purchased Common Shares from the Fund in an amount sufficient to satisfy the Fund’s net worth requirements under Section 14(a) of the 1940 Act. Therefore, [     ] currently owns 100% of the outstanding Common Shares. [     ] may be deemed to directly control the Fund until such time as it owns less than 25% of the outstanding Common Shares. However, it is anticipated that [     ] will no longer be a direct control person due to its ownership position [once the offering is completed / within three months of the commencement of the offering].

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Administrator, Sub-Administrator, Custodians, Accounting Agent, Transfer Agent and Dividend Disbursing Agent

The Adviser serves as administrator of the Fund. Under the Management Agreement, VEAC is responsible for managing the business affairs of the Fund, subject to the supervision of the Board. VEAC will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Administrative services include preparation and filing of documents required to comply with federal and state securities laws, supplying various statistical and other data as requested by the Board of the Fund on an ongoing basis, providing assistance in connection with the Trustees’ and Common Shareholders’ meetings, maintaining the Fund’s fidelity bond and other administrative services necessary to conduct the Fund’s business.

Pursuant to a fund administration servicing agreement (the “Sub-Administration Agreement”) between [     ] and VEAC, [     ] acts as the sub-administrator to the Fund. [     ] provides certain services to the Fund including, among other responsibilities, assistance with general Fund management, certain compliance policies and procedures, financial and tax reporting and, if any, repurchase offers. Pursuant to the Sub-Administration Agreement, as compensation for its services, [     ] receives from VEAC, as administrator of the Fund, a fee based on the Fund’s average net assets of: [     ], with a minimum annual fee of [     ]. [     ] also is entitled to certain out-of-pocket expenses. [     ] is also the accounting agent, transfer agent and dividend disbursing agent to the Fund.

[     ] and [     ] are the co-custodians of the Fund. As custodian for the Fund, [     ] receives evidence that the Fund owns the consumer loans that it purchases. With respect to consumer loans, [     ] generally receives an executed loan package from each Platform which typically includes a note, borrower agreement, loan agreement, disclosure required under the Truth in Lending Act, and certain other information. With respect to real estate loans, [     ] generally receives an executed closing package consisting of a mortgage, note, assignment of leases and rents, UCC filings, affidavits, title policy, title report, transfer documents and certain other information. With respect to SME loans, [     ] generally receives an executed closing package consisting typically of a note, UCC filings, purchase agreement and certain other information. [     ] also receives personal identifying information about the borrower to enable the Fund to directly enforce loans against the borrower. [     ] will maintain custody of the cash, temporary short-term cash investments and other more liquid positions of the Fund.

INVESTOR SUITABILITY

An investment in the Fund involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisors should (i) consider the suitability of an investment in the Common Shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered an illiquid investment. Investors will not be able to redeem Common Shares on a daily basis because the Fund is a closed-end fund. The Common Shares are not traded on an active market and there is currently no secondary market for the Common Shares, nor does the Fund expect a secondary market for its Common Shares to exist in the future unless the Common Shares are listed on a securities exchange, if at all.

PLAN OF DISTRIBUTION

The Common Shares will be offered on a continuous basis at the net asset value (“NAV”) per Common Share calculated each regular business day for Class I Shares and at the NAV per Common Share plus the Sales Load for Class A Shares. The “Sales Load” will be calculated using a percentage of the offering price of up to [     ]% for the purchase of Class A Shares. The initial NAV per Common Share is $[10.00]. The classes of Common Shares differ only with respect to the Sales Load investors must pay. An investor will only pay a Sales Load for the purchase of the Fund’s Class A Shares. However, regardless of class, each Common Share will (i) have identical rights with respect to voting and distributions, (ii) bear its own pro rata portion of the Fund’s expenses, and (iii) have the same NAV per Common Share.

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The Common Shares will be continuously offered through [     ] (the “Distributor”). The Common Shares may be purchased only through the Distributor or the Fund. The Distributor is not required to sell any specific number or dollar amount of the Common Shares, but will use its best efforts to sell the Common Shares. This is not a “firm commitment” offering in which an underwriter has committed to sell a pre-determined number of Common Shares to investors. The Adviser and Sub-Adviser (and not the Fund) have agreed to pay an annual fee of $[     ], plus [     ]% of the then-current offering price with respect to any Common Shares sold in excess of the first $[     ] million of sales, to the Distributor in connection with the Distributor’s efforts to sell the Common Shares on a best efforts basis. The Distributor will also act as agent for the Fund in connection with any repurchases of Common Shares.

The Fund has also authorized one or more intermediaries (e.g., brokers, investment advisers, etc., collectively “Intermediaries”) to receive orders on its behalf. Such Intermediaries are authorized to designate other Intermediaries to receive orders on the Fund’s behalf. The Fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Investors will be charged a Sales Load if they purchase Class A Shares. The Sales Load will be imposed by and paid to the Intermediary responsible for selling the Class A Shares to an investor. The Sales Load may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to affiliates.

The Adviser and the Sub-Adviser (and not the Fund) may pay certain qualifying Intermediaries a sales incentive fee or other additional compensation in connection with the offering.

The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each director of the Fund against certain liabilities under the Securities Act and in connection with the services rendered to the Fund.

The minimum initial investment in Common Shares is $[1,000,000], with a minimum subsequent investment of $[     ]. The Fund may vary the investment minimums from time to time or waive them for certain subscribers in whole or in part. The Fund does not impose any other eligibility requirements with respect to the purchase of Common Shares. The Fund expects that the Common Shares will be initially offered primarily to clients of registered investment advisers and other institutional investors. The Fund does not charge a sales load for the purchase of the Common Shares; however, clients of investment advisory organizations may be subject to investment advisory fees under their own arrangements with such organizations.

All investments in the Fund are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Common Shares. The Fund and the Distributor will have the sole right to accept orders to purchase Common Shares and reserve the right to reject any order in whole or in part. Common Shareholders who invest in the Fund through an investment adviser should contact the investment adviser regarding purchase procedures.

A purchase of Common Shares will be made at the NAV per Common Share next determined following receipt of a purchase order in good order by the Fund. A purchase order is in “good order” when the Fund, the Distributor, an authorized intermediary or, if applicable, its respective agent or representative, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Fund. Once the Fund accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Common Shareholders to do so.

The Common Shares will not be listed on a securities exchange in the foreseeable future, if at all, although the Fund reserves the right to list its Common shares on a securities exchange in the future. It is not anticipated that a secondary market for the Common Shares will develop unless the Common Shares are listed on a securities exchange. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Common Shares.

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REPURCHASE POLICY

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Common Shares at NAV, subject to certain conditions described herein (the “repurchase policy”), unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund will not otherwise be required to repurchase or redeem Common Shares at the option of a Common Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Common Shareholders may only have a portion of their Common Shares repurchased. If the number of Common Shares tendered for repurchase in any repurchase offer exceeds the number of Common Shares that the Fund has offered to repurchase, the Fund will repurchase Common Shares on a pro-rata basis or may, subject to the approval of the Board, increase the number of Common Shares to be repurchased subject to the limitations described below. The Fund will maintain cash, liquid securities or access to borrowings in amounts sufficient to meet its quarterly repurchase requirements (as further described below). The Fund reserves the right to conduct a special or additional repurchase offer that is not made pursuant to the repurchase policy under certain circumstances. As a fundamental policy of the Fund, the repurchase policy may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. See “Risks—Repurchase Policy Risk” above and “Investment Restrictions” in the SAI.

Common Shareholders will be notified in writing of each repurchase offer under the repurchase policy, how they may request that the Fund repurchase their Common Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Board and will be based on factors such as market conditions, liquidity of the Fund’s assets and Shareholder servicing considerations. The time between the notification to Common Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. Common Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Payment pursuant to the repurchase will be distributed to Common Shareholders or financial intermediaries for distribution to their customers no later than seven days after the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The initial repurchase offer of the Fund under the repurchase policy is anticipated to be conducted approximately six months after the date of this Prospectus. The Board may establish other policies for repurchases of Common Shares that are consistent with the 1940 Act, the regulations promulgated thereunder and other pertinent laws. Common Shares tendered for repurchase by Common Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to Common Shareholders prior to the Repurchase Payment Deadline.

The Repurchase Request Deadline will be strictly observed. If a Common Shareholder or its financial intermediary fails to submit a Common Shareholder’s repurchase request in good order by the Repurchase Request Deadline, the Common Shareholder will be unable to liquidate the Common Shares until a subsequent repurchase offer, and the Common Shareholder will have to resubmit the request in that subsequent offer. Common Shareholders should advise their financial intermediaries of their intentions in a timely manner.

Repurchase Amounts

The Board, or a committee thereof, in its sole discretion, will determine the number of Common Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding Common Shares at NAV. In connection with any given repurchase offer and pursuant to one of its fundamental policies, the Fund will offer to repurchase at least 5% of the total number of its Common Shares outstanding on the Repurchase Request Deadline. Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board.

If Common Shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Common Shares not to exceed 2% of the outstanding Common Shares of the

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Fund on the Repurchase Request Deadline. If Common Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Common Shares on a pro rata basis (subject to the exceptions discussed below). In the event there is an oversubscription of a repurchase offer, Common Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. In addition, because of the potential for such proration, Common Shareholders may tender more Common Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Common Shares, increasing the likelihood that other Common Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. However, pursuant to Rule 23c-3(b)(5)(i) of the 1940 Act, the Fund may accept all Common Shares tendered for repurchase by Common Shareholders who own fewer than 100 Common Shares and who tender all of their Common Shares, before prorating other amounts tendered. In such cases, the Fund will confirm with such Shareholder or the Common Shareholder’s financial intermediary that the beneficial holder of such Common Shares actually owns fewer than 100 Common Shares. If Common Shareholders tender less than the Repurchase Offer Amount, the Fund will repurchase only those Common Shares offered for repurchase and shall not redeem any other Common Shares.

Notification to Common Shareholders

Notice of each repurchase offer will be given to each beneficial owner of Common Shares approximately 30 days (but no less than 21 and no more than 42 days) before each Repurchase Request Deadline. A Shareholder or its financial intermediary may require additional time to mail the repurchase offer to the Common Shareholder, to process the request and to credit the account with the proceeds of any repurchased Common Shares. The notice will:

contain information Common Shareholders should consider in deciding whether to tender their Common Shares for repurchase;

•	state the Repurchase Offer Amount;

•	identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date and the scheduled Repurchase Payment Deadline;

•	describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline);

•	describe (i) the procedures for Common Shareholders to tender their Common Shares for repurchase, (ii) the procedures for the Fund to repurchase Common Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable Common Shareholders to withdraw or modify their tenders of Common Shares for repurchase until the Repurchase Request Deadline; and

•	set forth the NAV that has been computed no more than seven days before the date of notification, and how Common Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Common Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may visit the Fund’s website (http://www.vaneck.com) to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer. The Fund does not currently charge a repurchase fee.

The Fund’s NAV per Common Share may change substantially in a short time as a result of developments with respect to the Fund’s investments. In that regard, the Fund’s NAV per Common Share may change materially between the date of notification of a repurchase offer and the Repurchase Request Deadline, and it may also change

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materially shortly after a Repurchase Request Deadline and the Repurchase Pricing Date, subjecting participating Common Shareholders to market risk. Nevertheless, the repurchase price will not be adjusted after the Repurchase Pricing Date. See “Determination of Net Asset Value.”

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Common Shareholders. Any such suspension would require the approval of a majority of the Board (including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Fund) in accordance with Rule 23c-3 of the 1940 Act and would further reduce the ability of Common Shareholders to redeem their Common Shares. The Fund does not presently expect any of the foregoing conditions to occur in its normal fund operations.

Liquidity Requirements

The Fund must maintain cash or other liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to Common Shareholders until the Repurchase Pricing Date. As a result, the Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Common Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Common Shareholders) payments received in connection with the Fund’s investments. The Fund believes payments received in connection with the Fund’s investments and any cash or liquid assets held by the Fund will be sufficient to meet the Fund’s repurchase offer obligations each quarter. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase offer obligations, the Fund may sell its other investments. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain such financing for its repurchase offers. See “—Consequences of Repurchase Offers” below. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.

The Board will adopt procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Payment for repurchased Common Shares may require the Fund to liquidate its investments, and earlier than the Adviser and Sub-Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser and Sub-Adviser intend to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Common Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares in a repurchase offer by increasing the Fund’s expenses (subject to the reimbursement of expenses by the Adviser and Sub-Adviser) and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of the Fund’s investments to fund repurchases could reduce the market price of those underlying investments, which in turn would reduce the Fund’s NAV. See “Risks—Leverage Risks.”

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Repurchase of the Fund’s Common Shares will reduce the amount of outstanding Common Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio (subject to the reimbursement of expenses by the Adviser and Sub-Adviser), to the extent that additional Common Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Common Shares by the Fund may be a taxable event to Common Shareholders. The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Common Shareholder’s only means of liquidity with respect to their Common Shares. Common Shareholders have no rights to redeem or transfer their Common Shares, other than limited rights of a Common Shareholder’s descendants to redeem Common Shares in the event of such Shareholder’s death pursuant to certain conditions and restrictions. The Common Shares are not traded on a national securities exchange and no secondary market exists for the Common Shares, nor does the Fund expect a secondary market for its Common Shares to exist in the future unless the Common Shares are listed on a securities exchange, if at all. If the Fund’s Common Shares are listed on a securities exchange in the future, there is no assurance that a secondary market for the Common Shares will develop. See “Risks—Repurchase Policy Risk” and “Risks—Liquidity of Common Shares Risk.”

Determination of Net Asset Value

The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Fund’s NAV per Common Share is calculated daily by dividing the value of the Fund’s net assets attributable to Common Shares by the number of outstanding Common Shares. Pursuant to the requirements of the 1940 Act, the Fund values its portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Because the Fund’s investments in loans generally do not have readily ascertainable market values, the Fund records these investments at fair value in accordance with the Fund’s Valuation Procedures adopted by our Board. The unit of account for whole and fractional loans is at the individual loan level for valuation purposes, and whole loans and fractional loans are fair valued using inputs that take into account available borrower-level data (e.g., payment history) that is updated periodically as often as the NAV is calculated to reflect new available information regarding the borrower (i.e., current or delinquent status) or loan. As permitted by the SEC, the Board has delegated the responsibility of making fair value determinations to the Adviser, subject to the Board’s supervision and pursuant to the Valuation Procedures.

The Fund anticipates using a third party valuation agent for Fund valuation. The third-party valuation agent reports these valuations at group levels (called “cohorts” that typically contain loans with similar contractual terms and issuer-ratings) of such debt with comparable personal and financial characteristics (e.g., coupon, tenor, platform internal rating, etc.) using a discounted cash flow model. The valuation agent utilizes current individual loan data that includes both loan terms and borrower characteristic details obtained from the Platforms. The valuation agent utilizes this data applying a proprietary statistical model to estimate both expected charge-off and prepayment behavior. The model also considers the competing risk framework that the borrower may prepay the debt at any time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

The Fund will invest in loans originated by Platforms that will provide the Fund with a written commitment to deliver or cause to be delivered individual loan-level data on loans owned by the Fund on an ongoing basis throughout the life of each individual loan that is updated periodically as often as the NAV is calculated to reflect new available information regarding the borrower (i.e., current or delinquent status) or loan performance, and the Fund will not invest through Platforms where it cannot evaluate to its satisfaction the completeness and accuracy of the individual loan data provided by the Platforms relevant to the existence and valuation of the loans purchased and utilized in the accounting of the loans.

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The processes and procedures described herein are part of the Fund’s compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that the Fund is required to maintain under the 1940 Act.

Distributions

The Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. Distributions will be reinvested in additional Common Shares under the Fund’s Plan unless a Common Shareholder elects to receive cash. However, the amount of actual distributions that the Fund may pay, if any, is uncertain. The policy may be changed or discontinued without notice. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the net proceeds from the sale of Common Shares pursuant to this Prospectus (representing a return of capital originally invested in the Fund by Common Shareholders) and Fund borrowings. Common Shareholders who periodically receive a distribution consisting of a return of capital (described in further detail below) may be under the impression that they are receiving net profits when they are not. Common Shareholders should not assume that the source of a distribution from the Fund is net profit.

As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income. In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders. The Fund expects to declare its initial Common Share distribution approximately [     ] days, and to pay that distribution approximately [     ] days, from the commencement of this offering, depending on market conditions. The initial distribution[s] may be substantially lower than those the Fund anticipates making once the Fund has fully invested the proceeds of the offering in accordance with its investment objective. Such initial distributions may include a return of capital.

Various factors will affect the level of the Fund’s income, including the asset mix and average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the cost of such leverage and the Fund’s use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. Any such undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be included in the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

The Fund may make distributions in a taxable year that are in excess of the Fund’s current and accumulated “earnings and profits,” as determined for federal tax purposes.  Any such excess is treated for tax purposes as a “return of capital.” Such a return of capital generally represents a return of a Common Shareholder’s investment rather than a distribution of earnings from investment activities.  A return of capital would not be currently taxable to a Common Shareholder to the extent of the tax basis in their Common Shares.  However, such a return of capital distribution will reduce the tax basis of Common Shares (but not below zero) and any amount in excess of the tax basis would generally be treated as capital gain.  Such a reduction in tax basis would generally result in additional gain (or a lower loss), for tax purposes, when Common Shares are subsequently sold.  As a result, a Common Shareholder receiving a return of capital will be more likely to have, or to have a greater amount of a future taxable gain. Each year, information will be provided regarding the character of distributions for federal tax purposes, including amounts treated as returns of capital.

As explained more fully below in “Federal Income Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise applicable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax

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credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case a portion of the excess would be treated as a taxable dividend to the extent of the Fund’s expenses that are not allowed as deductions against its investment company taxable income, and the remainder would be treated by Common Shareholders as return of capital for tax purposes.

The Fund may determine in the future to file an application for exemptive relief from the SEC for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund expects that to rely on the exemptive order, it will be required to comply with the terms and conditions therein, which, among other things, would require the Fund to make certain disclosures to Common Shareholders and prospective Common Shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to Common Shareholders may result in a return of capital. There is no assurance that the SEC will grant the Fund’s request for such exemptive order, or that the Fund will rely on the exemptive order, if granted.

The Fund reserves the right to change its distribution policy and the rate of its quarterly distributions at any time and may do so without prior notice to Common Shareholders.

Federal Income Tax Matters

The following is a description of certain U.S. federal income tax consequences to a Common Shareholder of acquiring, holding and disposing of Common Shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes a Common Shareholder is a U.S. shareholder and holds its shares as a capital asset. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively.

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification tests (i.e., the Diversification Tests) each year. The Diversification Tests will be satisfied if, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. If the Fund qualifies as a RIC and satisfies certain distribution requirements, the Fund (but not its Common Shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any capital loss carryforwards) in a timely manner to its Common Shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gain each year.

If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its Common Shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if

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any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Common Shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is an amount equal to the sum of 98% of the Fund’s ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the income or diversification test for RIC qualification.

No statutory, judicial or administrative authority directly discusses how the Loans should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in the Loans is uncertain. The tax treatment of the Fund’s investment in the Loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a RIC under Subchapter M of the Code. For purposes of the Diversification Tests, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law.

As described above, the Fund currently anticipates that its online loan investments will initially consist substantially of whole loans sourced from lending Platforms based in the United States. Each sale of whole loans by the Platforms to the Fund is structured as a “true sale” and is not intended to be a financing or loan by the Fund to the Platforms. The Fund will receive representations from each Platform in each Loan Purchase Agreement for whole loans that the Platforms will treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each loan transfers to the Fund all of the Platform’s right, title and interest in such loan. The Fund will look solely to the borrower for payment and will have no recourse against the Platform in the event of a borrower default.

As a general matter, the “issuer” of a security for purposes of the Diversification Tests is the entity whose economic fortunes ultimately determine the performance of the security. In the opinion of Dechert LLP, tax counsel to the Fund, whole loans acquired by the Fund under the circumstances described in the preceding paragraph should be treated as issued by the underlying borrower for the purposes of the Diversification Tests because the Fund is exposed only to the credit risk of the underlying borrower and the interest and principal of the whole loan is repayable solely from the assets of the underlying borrower. Additionally, in the opinion of Dechert LLP, income and gains realized in respect of such whole loans should be treated as “qualifying income” for purposes of the income test applicable to RICs. Based on the opinion of Dechert LLP, the Fund intends to treat (i) the underlying borrowers as the issuers of such whole loans (and not the Platforms) for purposes of the Diversification Tests and (ii) income and gains realized in respect of such whole loans as qualifying income for such purposes. However, such opinion is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if litigated. While the Fund intends to invest in Loans

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sourced by various Platforms, there may be times where a substantial portion of its online loan investments will be sourced from one Platform. Thus, a determination or future guidance by the IRS that the issuer of certain Loans is the Platform may adversely affect the Fund’s ability to meet the Diversification Tests and qualify as a RIC.

If the Fund were to fail to meet the income or Diversification Tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to make quarterly distributions of net investment income. Unless a Common Shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a Common Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. A Common Shareholder whose distributions are reinvested in Common Shares under the Plan generally will be treated as having received a dividend equal to the fair market value of the additional previously authorized but unissued Common Shares from the Fund (“Newly Issued Common Shares”) issued to the Common Shareholders if Newly Issued Common Shares are issued under the Plan. See “Dividend Reinvestment Plan.”

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a Common Shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Common Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Common Shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. If the Fund receives dividends from an ETF or other investment company that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Given the Fund’s investment strategies, it is not expected that a significant portion of the dividends paid by the Fund will be eligible to be designated as qualified dividend income.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to the Fund’s Common Shareholders. The Fund may make certain elections to avoid the imposition of that tax, but making such elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund

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shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Common Shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a Common Shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Common Shareholder of such shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, the Fund will provide Common Shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular Common Shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Common Shareholders who have their Common Shares repurchased by the Fund will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged and the amount received. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a Common Shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the Common Shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its Common Shares from a Common Shareholder generally will be treated as a sale of the Common Shares by the Common Shareholder provided that after the repurchase the Common Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Common Shares.  If, after a repurchase a Common Shareholder continues to own, directly or by attribution, any Common Shares, it is possible that any amounts received by such Common Shareholder in the repurchase will be taxable as a dividend to such Common Shareholder, and there is a risk that Common Shareholders who do not have any of their Common Shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.  Use of the Fund’s cash to repurchase Common Shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a RIC.  The Fund could also recognize income in connection with the liquidation of portfolio securities to fund Common Share repurchases.  Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

The Fund may be liable to foreign governments for taxes relating primarily to investment income or the sale or other disposition of foreign securities in the Fund’s portfolio, which may decrease the Fund’s yield on those securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

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Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above, in the absence of regulations (that have yet to be issued). There is a possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s use of derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

From time to time, a substantial portion of the Fund’s investments in Loans and other debt obligations could be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. The Fund’s investment in inflation-indexed bonds could similarly result in the Fund recognizing income without a corresponding receipt of cash. In either case, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to, among other things, liquidate other investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements and to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take ordinary deductions or capital losses for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

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The Fund’s investments in shares of an ETF or other investment company that qualifies as a RIC can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for particular treatment (e.g., as long-term capital gain) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

The tax treatment of the Fund’s investments in the securities of special purpose entities that acquire and hold alternative lending-related securities will depend on the terms of such investments and may affect the amount, timing or character of income recognized by the Fund.

Backup withholding is generally required with respect to taxable distributions paid to any individual Common Shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the Treasury Department but do not constitute an additional tax imposed on the Common Shareholder; such amounts may be claimed as a credit on the Common Shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

In general, dividends other than Capital Gain Dividends paid to a Common Shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign shareholders are generally not subject to withholding. However, under an exemption recently made permanent by Congress, properly designated dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income with respect to obligations in registered form, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources, interest from obligations that are not in registered form and any foreign currency gains), which may be significant, would be ineligible for this potential exemption from withholding. In the case of Common Shares held through an intermediary, the intermediary may withhold even if the RIC makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and after January 1, 2019 proceeds from the sale or other disposition of property producing U.S. sourced income and certain capital gain dividends to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, the Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisors to

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determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Common Shares.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. For more information, please see the Statement of Additional Information under “Federal Income Tax Matters.” Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including federal and state alternative minimum tax as well as any proposed tax law changes.

Dividend Reinvestment Plan

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. Such reinvested amounts are included in the Fund’s Managed Assets and, therefore, the fees paid under the Management Fee will be higher than if such amounts had not been reinvested. [     ] (the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. You may elect to not participate in the Plan by contacting the Plan Agent. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date. All distributions to Common Shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent when the Board declares a distribution.

The Plan Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Common Shares are registered. Whenever the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”). The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distributions by the Fund’s NAV per Common Share on the payment date. It is contemplated that the Fund will pay quarterly income distributions.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. The automatic reinvestment of distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Common Shareholders who receive distributions in the form of Common Shares generally are subject to the same U.S. federal, state and local tax consequences as Common

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Shareholders who elect to receive their distributions in cash and, for this purpose, Common Shareholders receiving distributions in the form of Common Shares will generally be treated as receiving distributions equal to the fair market value of the Common Shares received through the Plan; however, since their cash distributions will be reinvested, those Common Shareholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares (by tendering such Common Shares for repurchase) through the Plan Agent may be subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at [     ], [     ]. Please call [     ] between the hours of 7:00 a.m. and 4:00 p.m. Central Time if you have questions regarding the Plan.

Description of Capital StructuRE

[The Fund is a statutory trust established under the laws of Delaware by the Declaration of Trust dated December 6, 2016. The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.001 par value per Common Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund’s By-laws, indemnifies Common Shareholders against any such liability. Pursuant to the Fund’s Declaration of Trust and as permitted by Delaware law, Common Shareholders are entitled to the same limitation of personal liability extended to stockholders or private corporations organized for profit under the General Corporation Law of the State of Delaware and therefore generally will not be personally liable for the Fund’s debts or obligations.

The Fund’s Common Shares are designed for long-term investors, and investors in Common Shares should not view the Fund as a vehicle for trading purposes.

If there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a NRSROs. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a RIC. Depending on the timing

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of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

Preferred Shares

Although the Fund does not intend to issue preferred shares at this time, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the NRSRO that is rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

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If the Fund were to issue preferred shares, it is expected that the Fund would seek a credit rating for the preferred shares from an NRSRO. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such NRSRO. Although, as of the date hereof, no such NRSRO has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its total assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such NRSRO will be more or less restrictive than as described in this prospectus.]

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST AND THE BY-LAWS

[The Declaration of Trust and By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium, as applicable, by discouraging a third-party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

The Fund’s By-Laws provide that with respect to any annual or special meeting of the Common Shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be specified in the notice of meeting, brought by or at the direction of the Board or brought by a Common Shareholder who is entitled to vote at the meeting and who complied with the advance notice procedures of the By-Laws, and it must be a proper subject under applicable law for shareholder action. To be properly brought before a special meeting, the business must be specified in the notice of meeting and may be brought by or at the direction of the Board or brought by a Common Shareholder who is entitled to vote at the meeting.

A Trustee may be removed from office only for cause by a written instrument signed by at least 75% of the remaining Trustees or by a vote of the holders of at least 75% of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter. The By-Laws also contain provisions the effect of which is to prevent matters, including nominations of Trustees, from being considered at a Common Shareholders’ meeting where the Fund has not received notice of the matters generally at least 120 but no more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

In addition, the Declaration of Trust requires the favorable vote of the holders or consent of a majority of the Board, 75% of the “Continuing Trustees” (defined to mean any Trustee that has served as such for at least 36 months or who was nominated to serve as a Trustee by a majority of the Continuing Trustees then in office) and at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize the following transactions: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any other person or company; (ii) the issuance of any securities of the Fund to any Principal Shareholder (as defined herein) for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any other person (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (v) the dissolution, liquidation or termination of

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the Fund; or (vi) any shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Fund.

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. Notwithstanding anything to the contrary stated above, so long as each action is approved by both a majority of the Board and 75% of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-laws and applicable law have been satisfied, then no Shareholder vote or consent shall be necessary or required to approve any of the actions listed above, unless such Shareholder vote or consent is required by the 1940 Act or other applicable law. For purposes of these provisions, a 5% or greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. There is uncertainty as to whether the requirement to obtain the favorable vote or consent of 75% of the Continuing Trustees with respect to the transactions indicated above would be enforceable under Delaware law.]

CustodianS and Transfer Agent

[     ], located at [ ], and [     ], located at [     ], are the co-custodians of the Fund. [     ] will maintain custody of the cash, temporary short-term cash investments and other more liquid positions of the Fund. [     ] will maintain custody of the loan investments of the Fund. [     ] maintains the Fund’s general ledger and computes NAV per Common Share at least quarterly. [     ] also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. [     ] also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

[     ], [     ], is the accounting agent, transfer agent, dividend disbursing agent and dividend reinvestment plan agent of the Fund.

Legal Matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dechert LLP, New York, New York.

Reports to Common Shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent Registered Public Accounting Firm

[     ], [     ], is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

OTHER INFORMATION

The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s Common Shareholders and the Fund, the Adviser, the Sub-Adviser and/or the Trustees.  Further, Common Shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser and/or Sub-Adviser or other parties who provide services to the Fund.

Additional Information

This prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. [     ]). The complete Registration Statement may be obtained from the SEC at

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www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

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Privacy Notice

At VanEck, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third-party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.826.2333.

Shares

VanEck Coastland Online Consumer Finance Fund

Common Shares

$10.00 per Common Share

PROSPECTUS

, 2016

All dealers that buy, sell or trade the Fund’s Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated December 30, 2016

STATEMENT OF ADDITIONAL INFORMATION

[     ], 2016

VANECK COASTLAND ONLINE CONSUMER FINANCE FUND

666 Third Avenue, 9th Floor
New York, New York 10017

1.800.826.2333

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus of VanEck Coastland Online Consumer Finance Fund (the “Fund”) dated , 2016, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at 1.800.826.2333.

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Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s Prospectus.

ADDITIONAL INVESTMENT INFORMATION

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser and Sub-Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help the Fund achieve its investment objective.

Debt Securities

General. The Fund invests in debt securities. Debt securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factors. Debt securities may include securities issued by U.S. federal, state and local governments, non-U.S. governments and other agencies and instrumentalities and by a wide range of U.S. and non-U.S. private or corporate issuers. Debt securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors, such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a debt portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a debt portfolio can generally be expected to decline. Prices of longer-term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Fund will invest primarily in debt securities, the net asset value of the Fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated debt securities tend to react less to fluctuations in interest rate levels than do those of higher rated securities.

Call or Buy-Back Features. Many debt securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Asset-Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default. Payment of interest and repayment of principal on asset-backed securities (see the Prospectus for more information on asset-backed securities) may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

The value of some asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. Market factors adversely affecting loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has

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significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Consistent with the Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities, including types of asset-backed securities which do not yet exist.

Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. In addition to the normal risks associated with debt securities discussed elsewhere in this prospectus and in the Statement of Additional Information (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDO securities that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Bank Loans

The Fund may invest in bank loans, which may include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment grade by the rating agencies. Economic downturns generally lead to higher nonpayment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to high-yield bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans may be more exposed to interest rate risk than securities with fixed interest rates. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders

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(sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender’s portion of the senior loan.

Loan Participations and Assignments

The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will generally have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third-party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are generally subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability and solvency of banks generally is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance their lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

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Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts may be referred to as the “residual risk”).

Investments in Brady Bonds may be viewed as speculative. Brady Bonds involve various risk factors including residual risk and the history of defaults. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of other debt or equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible securities. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying security in a way that non-convertible security does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Equipment Trust Certificates

Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt’s collateral.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will

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place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third-party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third-party providing credit support. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third-party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodians subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most debt securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate, variable or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value (“NAV”) of the Fund’s Common Shares if the Fund invests in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

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Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are debt securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation- indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “Federal Income Tax Matters.”

Inflation Linked Bonds

Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Inflation-Protected Securities

The Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities are freely transferable inflation-indexed debt securities issued by the Treasury Department that are structured to provide protection against inflation. The Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government.

Interest Only Securities

Interest only securities (“IOs”) are a form of stripped asset-backed security. Stripped asset-backed securities may be issued by private originators of, or investors in, asset-backed securities, including corporations or other business organizations, savings and loan associations, banks, and special purpose subsidiaries of the foregoing.

Stripped asset-backed securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. IOs are one class of a stripped asset-backed security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Money Market Instruments/Securities

The Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities as ancillary liquid assets.

Non-Investment Grade Bonds

The Fund may invest in corporate debt securities, including below investment grade quality debt securities, commonly known as “high-yield bonds” or “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category may be considered effectively in default by certain rating

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agencies. Analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade debt securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of a Non-Investment Grade Bond defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses if it chooses, after conducting a cost/benefit analysis, to seek recovery.

In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. See “—Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities” and “—Step-Up Securities.”

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult for the Fund to value the securities for purposes of calculating the net asset value of the Fund because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities.

Credit Ratings. A general description of the ratings of debt securities by Moody’s is set forth in Appendix A to this SAI. These ratings may change over time and represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds or other debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

In the event that a rating agency or, in the case of securities that are not rated by a rating agency, the Sub-Adviser, downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, the Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Legislative and Regulatory Developments. Prices for Non-Investment Grade Bonds may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for Non-Investment Grade Bonds, the financial condition of issuers of these securities and the value of outstanding Non-Investment Grade Bonds. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated debt securities tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such

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issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. Non-Investment Grade Bonds, especially those issued by emerging markets countries.

Most of the Non-Investment Grade Bonds in which the Fund may invest will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging markets countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging markets countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging markets country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development (the “World Bank”) and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging markets countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging markets country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

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Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. For some Rule 144A securities, there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

The Fund may purchase Rule 144A securities on private institutional marketplaces and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets) and certain other requirements are met. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets, however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

Short Sales

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment purposes or for hedging and risk management purposes. The Fund may also take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative or forward instruments. When the Fund engages in a short sale of a security, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodians. The Fund may not receive any payments (including interest) on its collateral. The Fund may engage in short selling to the extent permitted by the 1940 Act and the rules and interpretations thereunder and other federal securities laws. If the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so only to the extent permitted by the laws and regulations of such jurisdiction.

Selling investments short runs the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of an investment may appreciate before the short position is closed out. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the debt and equity securities markets. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over market price. In addition, the supply of investments which can be borrowed fluctuates from time to time. The ability to sell investments short, should it become necessary or appropriate to do so, may be a useful element of the Fund’s management of certain investments. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement a short selling strategy.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally,

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securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund may be subject to losses if a counterparty or other lender demands return of the lent investments and an alternative lending source cannot be found or if the Fund, as the case may be, is otherwise unable to borrow funds which are necessary to hedge its positions. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Step-Up Securities

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

Structured Notes

Included among the issuers of securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds (see “—Brady Bonds”), and the issuance by that entity of one or more classes of securities (“Structured Notes”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. Because Structured Notes of the type in which the Fund anticipate investing typically involve no credit enhancement, their credit risk will depend upon that of the underlying instruments and the terms of the Structured Note.

The Fund is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances the Fund’s purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of Structured Notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that the Fund may be unable to dispose of the investment prior to maturity. As with all investments, successful use of Structured Notes depends in significant part on the accuracy of the Sub-Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply. See “—Non-U.S. Securities.” Structured Notes may be considered derivative instruments and therefore may be subject to the risks associated with such instruments. See “—Derivatives.”

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1940 Act Limitations. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the Investment Company Act of 1940, as amended (“1940 Act”). As a result, the Fund’s investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

Credit-Linked Notes. The Fund may invest in credit linked notes. Credit linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. Through the purchase of a credit linked note, the Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Fund also is exposed to the issuer of the credit linked note in the full amount of the purchase price of the note and the notes are often not secured by the reference securities or other collateral. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are also subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available or may not be active.

Supranational Organizations

The Fund may invest in debt securities issued by supranational organizations such as promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.

Securities issued by the Treasury Department have historically not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate debt securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities generally are not considered securities issued or guaranteed by the U.S. Treasury. However, in September 2008, the Treasury Department announced that the U.S. government would be placing FNMA and FHLMC into conservatorship. The effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

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Yankee Dollar Obligations, Eurobonds, Global Bonds

Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts to their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, are not generally considered illiquid.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Equity Investments

The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally more volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and may be more volatile than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that the Sub-Adviser and Adviser believe have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or

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expected earnings than the values of other stocks. If the Sub-Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Sub-Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Sub-Adviser and Adviser believe are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Sub-Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Sub-Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Preferred Stock

Preferred stocks, like debt obligations, are generally debt securities. Common Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Non-U.S. Securities

General. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging markets issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income

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available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging markets countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for closed-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging markets countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging markets countries. Similarly, the rights of investors in emerging markets companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding or other taxes on certain amounts of the Fund’s income or on the sale or other disposition of foreign securities which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy. In addition, non-U.S. countries may have bankruptcy laws that are significantly different than U.S. bankruptcy law. This may result in the Fund having limited or no recourse if a non-U.S. issuer defaults or goes bankrupt, which could result in substantial losses to the Fund.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging markets country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for

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inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging markets countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder, although such investments may be permitted to the extent allowed by exemptive rules. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Sub-custodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Fund will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “high yield bonds” or “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities.

The Sub-Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Sub-Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Sub-Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Sub-Adviser will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be

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more dependent on the Sub-Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s is set forth in Appendix A.

Derivatives

General. The Fund may engage in a variety of derivative transactions. However, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and debt and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity, total return and credit default swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments or combinations thereof.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, to seek to enhance the Fund’s income or gain or for leveraging purposes. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions, liquidity, market values, and interest rates. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity, total return and credit default swaps and related transactions and other similar transactions which may be developed to the extent the Adviser or Sub-Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction (whether a clearing corporation in the case of a cleared derivative or another third-party in the case of an uncleared derivative), illiquidity, difficulties in valuation, high volatility, leverage risk and the risk that the use of certain derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Adviser or Sub-Adviser monitor the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Federal Income Tax Matters.”

Currency Transactions. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

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Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate, Equity and Total Return Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Sub-Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third-party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the third-party on the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the referenced obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, with

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respect to uncleared credit default swaps, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under an uncleared credit default swap; however, the U.S. Commodity Futures Trading Commission (the “CFTC”) and certain bank regulatory agencies have proposed rules relating to margin requirements, which are subject to further final rule making and may affect collateral posting requirements to parties to uncleared credit default swaps. Furthermore, in some cases there may be no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap (whether a clearing corporation in the case of a cleared credit default swap or another third-party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. Many types of credit default swaps are not currently traded on any exchange; however, the CFTC has issued a rule which requires certain credit default swaps to be cleared through swaps clearinghouses. Credit default swaps required to be cleared through swaps clearinghouses are subject to margin requirements. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, commodity or other asset, or the cash value of an index at a specified price and time. The Adviser expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Fund will designate assets with respect to futures contracts and options thereon as described in the Prospectus.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk

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management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Sub-Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of the custodian or broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian’s records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not

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less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Sub-Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

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The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices. The Fund may purchase put and call options and write put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on one or more exercise dates. Options are also traded in certain industry or market segment indices. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Sub-Adviser expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Sub-Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts. The Fund may purchase put and call options and write put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price on one or more exercise dates of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate, Equity and Total Return Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund may enter into these transactions to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or to increase income or gain. Interest rate, equity and total return swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from

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the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index or reference instrument falls below a predetermined rate or value, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate, equity and total return swaps on a net basis (the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. If the Sub-Adviser is incorrect in its forecasts of market conditions, liquidity, market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Sub-Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate, equity and total return swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default. Because uncleared swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of a cleared or exchange-traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to an uncleared swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

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Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Event-Linked Instruments. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or the entirety of principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Credit-Linked Fund Certificates. The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulations imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risk Factors—Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board or persons acting at its direction. See “Determination of Net Asset Value.” The Fund may lose its entire investment in a credit-linked trust certificate.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including currency forward contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Sub-Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Sub-Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the

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desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Risks of Derivatives Outside the United States. Derivatives with counterparties on markets or exchanges or relating to reference instruments or indexes outside the United States are subject to the risks described as well as additional risks. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Other Practices

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Real Estate Securities

Real Estate Securities and Related Derivatives. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management

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fees and other expenses, and to the extent the Fund invests in REITs, it will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. government securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 102% of the market value of the securities lent. The Fund will seek to invest the collateral in short-term debt securities or cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payments may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Non-Diversification

The Fund is classified as a “non-diversified” fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Fund will be subject to the diversification requirements imposed by the Code for qualification as a RIC. See “Federal Income Tax Matters.” To the extent the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

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ETFs and Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including ETFs and investment companies organized under non-U.S. law, other pooled investment vehicles and other entities to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market, sector or geographic exposure, including during periods when it has large amounts of uninvested cash or when the Sub-Adviser and Adviser believe share prices of other investment companies offer attractive values. The Fund expects that its exposure to emerging markets equity will consist primarily of investments in single country and regional ETFs. The Fund may invest in investment companies that are advised by the Adviser, the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Risks—Leverage Risk” in the Prospectus.

The Fund’s investments in other investment companies may be limited by provisions of the 1940 Act that restrict the aggregate amount the Fund (and in some cases, its affiliated persons) can invest in any one investment company (an “Underlying Fund”) to 3% of such Underlying Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, in order to comply with provisions of the 1940 Act, on any matter upon which Underlying Fund stockholders are solicited to vote the Fund may be required to vote Underlying Fund shares in the same general proportion as shares held by other stockholders of the Underlying Fund, which would limit the Fund’s ability to affect the outcome of the vote. Although the 1940 Act would generally limit the Fund’s investments in other registered investment companies to no more than 10% of the Fund’s assets (with no more than 5% in any one Underlying Fund), the Fund may invest in certain Underlying Funds (including ETFs) beyond the statutory limitations to the extent permitted by other provisions of the 1940 Act or SEC staff interpretations thereunder. In addition, the Fund may invest beyond the statutory limits in certain ETFs that have been granted exemptive relief by the SEC, provided that the Fund complies with the terms and conditions of an agreement with the ETF and the conditions of the relief.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with non-U.S. investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Sub-Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. The Fund does not intend to invest in such vehicles or funds unless the Sub-Adviser determines that the potential benefits of such investment justify the payment of any applicable premiums.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Sub-Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, mortgage-backed security or asset-backed security, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the

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seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to add leverage to the Fund and for other purposes, such as to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.

Bank Capital Securities and Bank Obligations

The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Certain bank securities are commonly thought of as hybrids of debt and preferred stock. These may be perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

The Fund may also invest in other bank obligations including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third-party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

INVESTMENT RESTRICTIONS

The Fund’s investments objective and certain investment policies of the Fund are described in the Prospectus. As a matter of fundamental policy, the Fund may not:

(1)	Borrow money, except as permitted by the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(2)	Issue senior securities, except as permitted by the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(3)	Underwrite the securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

(4)	Make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(5)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
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(6)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; and

(7)	Invest 25% or more of its total assets in any single industry or group of industries; provided, however, that such limitation shall not apply to securities of the U.S. Government or any of its agencies or instrumentalities or municipal securities other than those municipal securities backed only by assets and revenues of non-government issuers or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; and provided that the Fund will invest, directly or indirectly, at least 25% of its total assets in the online lending industry; and

(8)	Invest in online-sourced loans that are of sub-prime quality as determined at the time of investment, as determined by the Adviser and/or Sub-Adviser pursuant to guidelines approved by the Fund’s Board of the Trustees (the “Board”).

The Fund has also adopted the following fundamental policies in order to repurchase its Common Shares:

•	The Fund will make an offer to repurchase, on a quarterly basis, a designated percentage of the outstanding Common Shares from Common Shareholders (each, a “Repurchase Offer”) pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

•	The Fund will repurchase Common Shares that are tendered by a specific date occurring every three months (each, a “Repurchase Request Deadline”). The Board will establish the Repurchase Request Deadline for each Repurchase Offer. The time between the notification to Common Shareholders of each Repurchase Offer and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days but may be revised by the [Adviser], in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for the change.

•	Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the New York Stock Exchange typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day.

See “Repurchase Policy” in the Prospectus.

In regard to restriction (1), the Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of reverse repurchase agreements.

In regard to restriction (4), the value of the securities loaned by the Fund may not exceed 33⅓% of its Managed Assets.

For purposes of construing restriction (7), in the case of investments in loan participations that do not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund will treat both the lending bank or other lending institution and the borrower as “issuers.”  For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset. The Fund may not be concentrated in the online lending industry during its ramp-up period.

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In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restriction, which may be changed by the Board without a shareholder vote. Under this restriction, the Fund may not:

(1)	Invest in loans sourced from Platforms in emerging markets, as determined by the Adviser or Sub-Adviser pursuant to guidelines approved by the Board.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Board of the Fund consists of [     ] Trustees, [     ]of whom are not “interested persons” (as defined in the 1940 Act), of the Fund (the “Independent Trustees”). [     ], an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Fund, including general supervision of the duties performed by the Adviser and other service providers to the Fund. The Adviser is responsible for the day-to-day administration and business affairs of the Fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Fund. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than [     ], his status as not being an “interested person” (as defined in the 1940 Act) of the Fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: [     ]. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Fund, their addresses, positions with the Fund, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal.
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3	The Fund Complex consists of VanEck Vectors ETF Fund, VanEck Funds, VanEck VIP Fund and the Fund.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal.
3	The Fund Complex consists of VanEck Vectors ETF Trust, VanEck Funds, VanEck VIP Trust and the Fund.
4	“Interested person” of the Fund within the meaning of the 1940 Act.

Officer Information

The Officers of the Fund, their addresses, positions with the Fund, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

The Board has an Audit Committee consisting of [     ] Trustees who are Independent Trustees. [     ] currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. [     ] is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; and (v) act as a liaison between the Fund’s independent registered public accounting firm and the full Board.

The Board also has a Nominating and Corporate Governance Committee consisting of [     ] Independent Trustees. [     ] currently serve as members of the Nominating and Corporate Governance Committee. [     ] is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and subcommittees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

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The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Fund, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board, as a general matter, oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Fund faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee of the Board, the Fund, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Fund’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Officers and Trustees of the Fund, in the aggregate, own less than [1]% of the Common Shares of each Fund.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of [     ], [     ].

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Fund Complex*
None

*	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan (defined below).

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an Adviser or principal underwriter of the Funds, or a person (other than a registered investment

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company) directly or indirectly controlling, controlled by or under common control with Adviser or principal underwriter of the Funds.

Compensation

The Fund pays each Independent Trustee an annual retainer of $[     ], a per meeting fee of $[     ] for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $[     ] for telephonic meetings. The Fund pays the Chairman of the Board an annual retainer of $[     ], the Chairman of the Audit Committee an annual retainer of $[     ] and the Chairman of the Governance Committee an annual retainer of $[     ]. The Fund also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the estimated compensation of Trustees by the Fund for the fiscal year ended [     ], [     ]. Annual Trustee fees may be reviewed periodically and changed by the Board.

Name of Trustee	Aggregate Compensation From the Fund	Deferred Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and the Fund Complex(1) Paid to Trustee(2)
	[ ]	[ ]	[ ]	[ ]	[ ]

(1)	The “Fund Complex” consists of VanEck Vectors ETF Trust, VanEck Funds, VanEck VIP Trust and the Fund.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.

PROXY VOTING POLICY

The Fund is subject to the VanEck Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Sub-Adviser and adopted the Sub-Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. The Sub-Adviser has adopted the Policies to ensure that proxies are voted in the best interest of its investor. The Sub-Adviser exercises its voting responsibility as a fiduciary, with the goal of maximizing value to investors consistent with governing laws and investment policies of each portfolio that it manages. The Policies are designed to enable the Sub-Adviser to resolve material conflicts of interest that may arise between the Sub-Adviser and its clients and their investors before voting client proxies, which will be voted in the interest of shareholder value.

The Fund’s and the Sub-Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

[Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will coordinate and monitor the investment activities of the Sub-Adviser and will manage, supervise and conduct the Fund’s business affairs. The Adviser will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are

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members of the VEAC organization and who render investment services to the Fund, and will also compensate all other VEAC personnel who provide research and investment services to the Fund.

Under the general supervision of the Board and the Adviser, the Sub-Adviser is responsible for managing the investment and re-investment of the Fund’s assets. The Adviser is responsible for managing operations and the Fund’s business affairs and providing certain clerical and other administrative services to the Fund, such as preparing various regulatory filings. For additional information regarding the management services performed by the Fund, including biographies of each of the Fund’s portfolio managers, and further information about the Management Agreement between the Fund and the Adviser and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, see “Management of the Fund” in the Fund’s Prospectus.

VEAC, 666 Third Avenue, 9th Floor, New York, New York 10017, a registered investment adviser, has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. As of [     ], the Adviser had approximately $[     ] billion in assets under management. Coastland, 601 Gateway Boulevard, Suite 1050, South San Francisco, CA 94080, has been registered as an investment adviser since 2010. It serves as an investment adviser to pooled investment vehicles, institutional investors and individuals and, as of [     ], managed approximately $[     ] million in assets.

Pursuant to the Management Agreement, the Fund has agreed to pay the Adviser a fee for the services and facilities it provides at the annual rate of [     ]% of the [quarterly] value of the Fund’s Managed Assets. Such fee is payable [quarterly] in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Under the Sub-Advisory Agreement, for the services it provides to the Fund, the Sub-Adviser receives a portion of the fee paid to the Adviser by the Fund. The Sub-Adviser’s fee is an equal split with the Adviser of the Net Revenue of the Fund.  “Net Revenue” includes the management fee entitled to be received by the Adviser less fees waived and/or reimbursed by the Adviser and less all expenses incurred by the Adviser (or its wholly owned affiliates) in connection with the creation, organizational, operation, offering and distribution of the Fund. The subadvisory fees are paid to the Sub-Adviser quarterly. The Fund is not responsible for paying the subadvisory fee to the Sub-Adviser.

In approving the Fund’s Management Agreement and Sub-Advisory Agreement, the Board considered that the fee payable to the Adviser and the Sub-Adviser is determined based on the Managed Assets of the Fund, including assets acquired through the use of leverage and, therefore, that the fees payable to the Adviser and the Sub-Adviser will increase with the use of leverage. In connection with the Board’s annual review of the Fund’s Management Agreement and the Sub-Advisory Agreement, the Board will consider the Fund’s use of leverage and the conflicts of interest that arise from these activities.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by the Adviser under the Management Agreement. Such costs and expenses to be borne by the Fund include, without limitation: charges and expenses of any registrar, stock, transfer or dividend disbursing agent, custodian, depository or other agent appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; general operational and administrative costs, such as the costs of calculating the Fund’s net asset value, the preparation of the Fund’s tax filings with relevant authorities and of compliance with any and all regulatory authorities; charges and expenses of auditors and outside accountants; brokerage commissions for transactions in the portfolio securities of the Fund; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other U.S. or foreign governmental agencies; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; the cost of stock certificates representing shares of the Fund, if any; expenses involved in registering and maintaining registrations of the Fund and of its shares with the SEC and various states and other jurisdictions, if applicable; all expenses of shareholders’ and Trustees’ meetings, including meetings of committees, and of preparing, setting in type, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other communications to shareholders; all expenses of preparing and setting in type offering documents, and expenses of printing and mailing the same to shareholders (but not expenses of printing and mailing of offering documents and literature used for any promotional purposes); compensation and travel expenses of Trustees who are not “interested persons” of the Adviser within the meaning of the 1940 Act; the

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expense of furnishing, or causing to be furnished, to each shareholder statements of account; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s corporate and financial structure, day to day legal affairs of the Fund and relations with its shareholders, issuance of Fund shares, and registration and qualification of securities under Federal, state and other laws; fees and expenses of any trade association of which the Fund may be a member; the cost and expense of maintaining the books and records of the Fund; the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act and the expense of obtaining and maintaining an errors and omissions policy; interest payable on Fund borrowing; allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees meetings and of preparing, printing and mailing prospectuses, proxies and other reports to shareholders in the amount necessary for distribution to the shareholders; fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the SEC, registering the Fund with a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for filing under federal and state securities laws for such purposes; expenses of issue, sale and repurchase of shares in the Fund, including expenses of conducting tender or repurchase offers for purposes of repurchasing Fund shares; postage; and any other costs and expenses incurred by the Adviser for Fund operations and activities.

The Management Agreement with the Adviser continues in effect for an initial two year period and thereafter only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act and the rules thereunder and any applicable SEC or SEC staff guidance or interpretation. The Management Agreement may be terminated upon no more than sixty (60) days’ or less than thirty (30) days’ prior written notice by the Trustees of the Fund or the Adviser, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Management Agreement will terminate automatically in the event of its assignment. The Management Agreement provides that neither the Adviser nor its officers, directors, employees, agents or controlling persons or assigns will be liable for any error of judgment or law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which the Management Agreement relates, except that no provision of the Management Agreement will be deemed to protect the Adviser or such persons against any liability to the Fund or its shareholders to which the Adviser might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Management Agreement.

The initial term of the Sub-Advisory Agreement is two years and it may be re-approved annually thereafter by the Board or the Fund’s Common Shareholders. The Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ prior written notice to the Fund and the Sub-Adviser; the Board and the Fund’s Common Shareholders may terminate the Sub-Advisory Agreement upon sixty (60) days’ prior written notice to the Sub-Adviser and the Adviser, and the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ prior written notice to the Fund and the Adviser.]

PORTFOLIO MANAGERS

Carlos Nogueira is the Investment Team Member at the Adviser with primary responsibility for the Fund. Peter Sterling is the portfolio manager at the Sub-Adviser with primary responsibility for the Fund. Mr. Nogueira and Mr. Sterling have primary responsibility for the day-to-day implementation of the Fund’s investment strategy. The following table shows, as of [     ], the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

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	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
Carlos Nogueira
Registered Investment Companies	[ ]	$ [ ]	[ ]	$ [ ]
Other Pooled Investment Vehicles	[ ]	$ [ ]	[ ]	$ [ ]
Other Accounts	[ ]	$ [ ]	[ ]	$ [ ]

Peter Sterling
Registered Investment Companies	[ ]	$ [ ]	[ ]	$ [ ]
Other Pooled Investment Vehicles	[ ]	$ [ ]	[ ]	$ [ ]
Other Accounts	[ ]	$ [ ]	[ ]	$ [ ]

*	In millions of dollars.

**	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI. As of [     ], [     ] each beneficially owned [     ] of funds in the Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Portfolio Manager Compensation. The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

CODE OF ETHICS

The Adviser, the Sub-Adviser and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Adviser’s and the Fund’s Code of Ethics, VEAC employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Codes of Ethics can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

ADMINISTRATIVE AND SUB-ADMINISTRATIVE SERVICES

Under the Management Agreement, the Adviser is responsible for managing the business affairs of the Fund, subject to the supervision of the Board. The Adviser will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the VEAC organization and who render executive and administrative services to the Fund, and will also compensate all other VEAC personnel who perform management and administrative services for the Fund. The Adviser’s administrative services include preparation and filing of documents required to comply with federal and state securities laws, supplying various statistical and other data as requested by the Board of the Fund on an

37

ongoing basis, providing assistance in connection with the Trustees’ and Common Shareholders’ meetings, maintaining the Fund’s fidelity bond and other administrative services necessary to conduct the Fund’s business.

[     ] serves as the Fund’s sub-administrator and is compensated for its services by VEAC. [     ]provides certain services to the Fund including, among other responsibilities, assistance with general Fund management, certain compliance policies and procedures, financial and tax reporting and, if any, repurchase offers.

PORTFOLIO TRADING

Debt obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase debt and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser generally aggregates the portfolio security transactions of the Fund and of all other accounts managed by it for execution and allocates the orders across all participating accounts prior to execution. Accounts that are considered to be managed using the same investment strategy (based on investment objective, time horizons, tax considerations, etc.) will generally be allocated on a pro rata basis. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, The Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including, without limitation, the full range and quality of the executing firm’s services, with respect to commission based transactions the value of the brokerage and research services provided, the responsiveness of the firm to The Adviser, the actual price of the security, the commission rates charged (if any), the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Agency transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of The Adviser’s clients in part for providing brokerage and research services to The Adviser, in reliance on Section 28(e).

Pursuant to the safe harbor provided in Section 28(e) of the Exchange Act, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of either that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities,

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economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, traders in securities that elect to use a mark-to-market method of accounting with respect to their securities holdings and foreign shareholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (i.e., the Diversification Requirements); and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a grantor trust or partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the grantor trust or partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law. For example, it may be uncertain whether the issuer of certain investments made by the Fund will be the Platform, or the underlying borrowers with respect to such investments.

As described above, the Fund currently anticipates that its online loan investments will initially consist substantially of whole loans sourced from lending Platforms based in the United States. Each sale of whole loans by the Platforms to the Fund is structured as a “true sale” and is not intended to be a financing or loan by the Fund to the Platforms.

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The Fund will receive representations from each Platform in each Loan Purchase Agreement for whole loans that the Platforms will treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each loan transfers to the Fund all of the Platform’s right, title and interest in such loan. The Fund will look solely to the borrower for payment and will have no recourse against the Platform in the event of a borrower default.

As a general matter, the “issuer” of a security for purposes of the Diversification Tests is the entity whose economic fortunes ultimately determine the performance of the security. In the opinion of Dechert LLP, tax counsel to the Fund, whole loans acquired by the Fund under the circumstances described in the preceding paragraph should be treated as issued by the underlying borrower for the purposes of the Diversification Tests because the Fund is exposed only to the credit risk of the underlying borrower and the interest and principal of the whole loan is repayable solely from the assets of the underlying borrower. Additionally, in the opinion of Dechert LLP, income and gains realized in respect of such whole loans should be treated as “qualifying income” for purposes of the income test applicable to RICs. Based on the opinion of Dechert LLP, the Fund intends to treat (i) the underlying borrowers as the issuers of such whole loans (and not the Platforms) for purposes of the Diversification Tests and (ii) income and gains realized in respect of such whole loans as qualifying income for such purposes. However, such opinion is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if litigated. While the Fund intends to invest in Loans sourced by various Platforms, there may be times where a substantial portion of its online loan investments will be sourced from one Platform. Thus, a determination or future guidance by the IRS that the issuer of certain Loans is the Platform may adversely affect the Fund’s ability to meet the Diversification Tests and qualify as a RIC.

To the extent that it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to Common Shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the diversification test set forth in the second preceding paragraph. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions and/or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to Common Shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Common Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus, failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders.

The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

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A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is an amount equal to the sum of 98% of the Fund’s ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Any such carryforward losses will retain their character as short-term or long-term. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of Fund Distributions

The Fund intends to make quarterly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the dividend reinvestment plan (the “Plan”). See “Dividend Reinvestment Plan” in the Fund’s Prospectus. A Common Shareholder whose distributions are reinvested in Common Shares under the Plan generally will be treated as having received a dividend equal to the fair market value of the additional previously authorized but unissued Common Shares from the Fund (“Newly Issued Common Shares”) issued to the Common Shareholders if Newly Issued Common Shares are issued under the Plan. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment

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income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

Dividends received by corporate shareholders may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations, provided holding period and other requirements are met at both the shareholder and Fund levels, and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend.

The Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends received deduction or to be designated as qualified dividend income.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund receives dividends from an Underlying Fund that qualifies as a RIC (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC. If the Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

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Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sale or Exchange of Common Shares

Common Shareholders who have their Common Shares repurchased by the Fund will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its Common Shares from a Common Shareholder generally will be treated as a sale of the Common Shares by the Common Shareholder provided that after the repurchase the Common Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Common Shares.  If, after a repurchase a Common Shareholder continues to own, directly or by attribution, any Common Shares, it is possible that any amounts received by such Common Shareholder in the repurchase will be taxable as a dividend to such Common Shareholder, and there is a risk that Common Shareholders who do not have any of their Common Shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.  Use of the Fund’s cash to repurchase Common Shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a RIC.  The Fund could also recognize income in connection with the liquidation of portfolio securities to fund Common Share repurchases.  Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxes

The Fund may be liable to foreign governments for taxes relating primarily to investment income or the sale or other disposition of foreign securities in the Fund’s portfolio, which may decrease the Fund’s yield on those securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

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Options, Futures and Other Derivative Instruments

In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book

44

income and its taxable income. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

The tax treatment of the Fund’s investments in the securities of special purpose entities that acquire and hold alternative lending-related securities will depend on the terms of such investments and may affect the amount, timing or character of income recognized by the Fund.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net short-term capital gains or net capital gains from such transactions, its Common Shareholders may receive a dividend taxed at ordinary income tax rates, or a larger Capital Gain Dividend than they would in the absence of such transactions.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take ordinary deductions or capital losses for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues

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will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Investments in Loans

No statutory, judicial or administrative authority directly discusses how the Loans should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in the Loans is uncertain. The tax treatment of the Fund’s investment in the Loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a RIC under Subchapter M of the Code.

Investments in Underlying RICs

The Fund’s investments in shares of Underlying RICs can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

Passive Foreign Investment Companies

The Fund may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to Common Shareholders to avoid any Fund-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

Real Estate Investment Trusts

Any investment by the Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Common Shareholders for U.S. federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% Amounts withheld as a result of backup withholding are remitted to the Treasury Department but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

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Foreign Common Shareholders

Dividends properly reported as Capital Gain Dividends are generally not subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder (including a repurchase by the Fund of its Common Shares that is treated as a dividend for tax purposes) that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, under an exemption recently made permanent by Congress, properly designated dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income with respect to obligations in registered form, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g,. interest from non-U.S. sources, interest from obligations that are not in registered form and any foreign currency gains), which may be significant, would be ineligible for this potential exemption from withholding. In the case of Common Shares held through an intermediary, the intermediary may withhold even if the RIC makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (see below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Very generally, special tax rules apply if the Fund holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Fund does not expect to invest or, but for the exceptions referred to above, to be treated as investing in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

In order to qualify for an exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this

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regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Common Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Other Reporting and Withholding Requirements

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and after January 1, 2019 proceeds from the sale or other disposition of property producing U.S. sourced income and certain capital gain dividends to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, the Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Other Tax Matters

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Common Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisers to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of Common Shares.

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The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Delaware business trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that the Fund shall comply with Section 16 of the 1940 Act. Pursuant to Section 16(c), no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodians or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[     ], [     ], is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation and consultation with respect to the preparation of filings with the SEC.

FINANCIAL STATEMENTS

A copy of the annual report of the Fund (when available) may be obtained at the Fund’s website: http://www.vaneck.com. [The annual report for the fiscal period ending December 31, 20[__] will become available to investors in March 20[__].]

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being

49

qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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Report of Independent Registered Public Accounting Firm

[To be filed by subsequent amendment.]

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Appendix A

Description of securities ratings(†)
Moody’s Investors Service, Inc.
Long-Term Debt Securities Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

I.  Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A-1

Appendix B

PROXY VOTING POLICIES AND PROCEDURES

Introduction

The Firm has adopted these Proxy Voting Policies and Procedures (“Procedures”) with respect to the Funds to which it provides discretionary investment advisory services that invest directly in securities that have voting rights. The Procedures and the Proxy Guidelines are attached hereto.

Scope of Policies and Procedures

These Procedures are used to determine how to vote proxies relating to securities held in portfolios managed by the Firm and whose voting authority has been delegated to the Firm. The Firm believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its investors, in accordance with its fiduciary duties.

Voting Philosophy

The Firm has adopted the procedures to ensure that proxies are voted in the best interests of its investor. The Firm exercises its voting responsibility as a fiduciary, with the goal of maximizing value to investors consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Firm supports sound corporate governance practices within companies in which it invests on behalf of the Funds.

1.2.1 PROXY VOTING POLICY AND PROCEDURES

Introduction

The rules under the Advisers Act require every registered investment adviser to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Firm has adopted this policy to assist in the proxy voting process.

Any questions about this document should be directed to the CCO.

Policy

It is the policy of the Firm, when it has responsibility to vote client proxies, to vote proxies on behalf of its clients in the interest of maximizing investor value. To that end, the Firm will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Decisions will not be made on social, ethical, moral or other non-economic grounds. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

B-1

Procedures for Identifying and Voting Proxies

These proxy voting procedures are designed to enable the Firm to resolve material conflicts of interest that may arise between the Firm and its clients and their investors before voting client proxies, which will be voted in the interest of shareholder value.

1.	The Firm shall maintain a list of all the clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the CCO.

2.	The CCO or her agent shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

3.	The CCO or her agent shall review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy, with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to the Firm.

4.	The CCO will reasonably try to assess any material conflicts between the Firm’s interests and those of its clients with respect to proxy voting.

5.	So long as there are no material conflicts of interest identified, the Firm will vote proxies according to the policy set forth above. The Firm may also elect to abstain from voting if it deems such abstinence to be in the pertinent client(s)’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

6.	The Firm is not required to vote every client proxy. The Firm shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in a client’s best interest, such as when the Firm’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. (For example, casting a vote on a foreign security may require that the Firm engage a translator or travel to a foreign country to vote in person; or a matter may be deemed routine, such as the re-election of a nationally recognized accounting firm as a company’s auditor.)

7.	The CCO shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which the Firm believes it may be in its clients’ best interest for the Firm not to vote a particular proxy. The CCO shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by the Firm.

8.	If the CCO determines that a conflict of interest exists, the Firm may, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which the Firm should vote on the proposal. In such circumstances, the proxy voting service’s or consultant’s determination
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will be binding on the Firm. From time to time, the Firm may also abstain from voting in such circumstances when time and costs dictate.

9.	The CCO shall collect and submit proxy votes in a timely manner.

10.	The CCO will report any attempts by the Firm’s personnel to influence the voting of client proxies in a manner that is inconsistent with the Firm’s Policy. Such report shall be made to the Firm’s outside counsel.

11.	Proxy votes will be recorded and the following information will be maintained:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The CUSIP number for the portfolio security;

4.	The shareholder meeting date;

5.	The number of shares the Firm is voting on firm-wide;

6.	A brief identification of the matter voted on;

7.	Whether the matter was proposed by the issuer or by a security holder;

8.	Whether or not the Firm cast its vote on the matter;

9.	How the Firm cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.	Whether the Firm cast its vote with or against management; and

11.	Whether any investor requested an alternative vote of the client’s proxy.

In the event that the Firm votes the same proxy in two directions, it shall maintain documentation to support its voting in the permanent file. (This may occur if a client requires the Firm to vote a certain way on an issue, while the Firm deems it beneficial to vote in the opposite direction for other clients.)

Conflicts of Interest

Although the Firm has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

☐☐	Conflict: The Firm retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in the Firm’s clients’ portfolios. For example, the Firm may be retained to manage XYZ’s

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pension fund, where XYZ is a public company and the Firm’s clients’ accounts hold shares of XYZ.

This type of relationship may influence the Firm to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue its advisory relationship with the Firm.

☐☐	Conflict: The Firm retains a client or investor, or is in the process of retaining a client or investor, that is an officer or director of an issuer that is held in the Firm’s clients’ portfolios. Similar conflicts of interest exist in this relationship as discussed above.

☐☐	Conflict: A Firm employee maintains a personal and/or business relationship (not an advisory relationship) with an issuer or with individuals that serve as officers or directors of an issuer. For example, the spouse of a Firm employee may be a high-level executive of an issuer that is held in the Firm’s clients’ portfolios. The spouse could attempt to influence the Firm to vote in favor of management.

☐☐	Conflict: The Firm or an employee personally owns a significant number of an issuer’s securities that are also held in the Firm’s clients’ portfolios. For any number of reasons, an employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Firm to vote proxies in contradiction to the policy.

Resolution: Upon the detection of a material conflict of interest, the procedure described under the Procedures for Identifying and Voting Proxies section above will be followed.

The Firm realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO of any material conflict that may impair the Firm’s ability to vote proxies in an objective manner. Upon such notification, the CCO will notify its outside counsel of the conflict, who will recommend an appropriate course of action.

In addition, any attempts by others within the Firm to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. The CCO should then report the attempt to outside counsel.

The CCO should, as necessary, report to legal counsel all conflicts of interest that arise in connection with the performance of the Firm’s proxy-voting obligations (if any) and any conflicts of interest that have come to her attention (if any). The CCO will use the form set forth in Attachment F-1 attached hereto. This information can lead to future amendments to this proxy voting policy and procedure.

Recordkeeping

The CCO shall generally maintain the documentation and follow the procedures described in the following section.

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☐☐	The Firm’s Proxy Voting Policy and Procedures.

☐☐	Proxy materials received. Upon receipt of a proxy, the CCO or her designee shall copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions. (The Firm is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.)

☐☐	The Firm’s proxy voting records.

☐☐	Documents prepared or created by the Firm that were material to making a decision on how to vote or that memorialized the basis for the decision.

☐☐	Documentation or notes or any communications received from other industry analysts, third party service providers or other third parties that were material in the basis for the decision.

Disclosure to Clients and Investors

Upon request from a client, the Firm will provide to the client the Firm’s proxy voting record for the period during which such client was invested in the relevant security.

As a matter of practice, it is the Firm’s policy to not reveal or disclose to any Fund investor how the Firm may have voted (or intends to vote) on a particular proxy. The Firm will never disclose such information to unrelated third parties unless doing so would be in the client’s best interest.

Proxy Solicitation

The CCO must be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of a Firm client. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

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VanEck Coastland Online Consumer Finance Fund

Statement of Additional Information
[     ], 2016

Investment Adviser and Administrator

[Van Eck Associates Corporation

666 Third Avenue, 9th Floor

New York, NY 10017]

Custodians

[     ]

[     ]

Transfer Agent

[     ]

Independent Registered Public Accounting Firm

[     ]

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements.

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-Effective Amendment to the Registration Statement.

2.	Exhibits:

	a.	Charter.

		1.	Certificate of Trust — Filed herewith.

		2.	Declaration of Trust.*

	b.	Bylaws.*

	c.	Not applicable.

	d.	Not applicable.

	e.	Terms and Conditions of the Dividend Reinvestment Plan.*

	f.	Not applicable.

	g.	Investment Advisory Contracts.

		1.	Form of Investment Management Agreement between Registrant and Van Eck Associates Corporation.*

		2.	Form of Investment Sub-Advisory Agreement between Van Eck Associates Corporation and Coastland Capital LLC.*

	h.	Form of Distribution Agreement.*

	i.	None.

	j.	Form of Custodian Agreements.*

	k.	Other Material Contracts.

		1.	Form of Transfer Agency Services Agreement.*

		2.	Form of Fund Accounting Services Agreement.*

		3.	Form of Fund Sub-Administration Servicing Agreement.*

	l.	Opinion and Consent of Dechert LLP.*

	m.	Not applicable.

	n.	Consent of Independent Registered Public Accounting Firm.*
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o.	Not applicable.

p.	Form of Subscription Agreement.*

q.	Not applicable.

r.	Codes of Ethics.

	1.	Code of Ethics of Registrant.*

	2.	Code of Ethics of Van Eck Associates Corporation.*

	3.	Code of Ethics of Coastland Capital LLC.*

s.	Powers of Attorney. *

*	To be filed by amendment.

Item 26. Marketing Arrangements

[To be provided by amendment.]

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$115.90
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *

*	To be completed by amendment.

Item 28. Persons Controlled By or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

At __________, 2016:

Title of Class	Number of Record Holders
Common Shares, $0.001 par value	*

*	To be completed by amendment.

Item 30. Indemnification

[To be provided by amendment]

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Item 31. Business and Other Connections of Investment Adviser

See “Investment Advisory and Other Services” in the Statement of Additional Information. Information as to the directors and officers of the Adviser and the Sub-Adviser is included in their Form ADV filed with the SEC and is incorporated by reference thereto.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of [ • ].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.
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4.	The Registrant hereby undertakes:

	(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
		(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
		(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
		(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York, on the 30th day of December, 2016.

VANECK COASTLAND ONLINE CONSUMER FINANCE FUND

By:	/s/ Jan F. van Eck
Jan F. van Eck
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Jonathan R. Simon	Initial Trustee	December 30, 2016
Jonathan R. Simon

/s/ Jan F. van Eck	Principal Executive Officer	December 30, 2016
Jan F. van Eck

/s/ John J. Crimmins	Principal Financial Officer	December 30, 2016
John J. Crimmins
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EXHIBIT INDEX

(a)(1)	Certificate of Trust.